UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A/A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a party other than the registrant ☐

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☒ Preliminary Proxy Statement.

☐ Confidential, for use of the Commission only (as permitted by Rule14a-6(e)(2)).

☐ Definitive Proxy Statement

☐ Definitive additional materials.

☐ Soliciting material pursuant to Rule 14a-11 (c) or Rule 14a-12.

DOWNSIDE UP, INC.
(Name of Registrant as Specified in Its Charter)

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1.	Title of each class of securities to which transaction applies:

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4. Date Filed: _________________________________________________

DOWNSIDE UP, INC.
750 Broad Street
Shrewsbury, New Jersey 07702

September __, 2007

To Our Stockholders:

On September 14, 2007, Downside Up, Inc. entered into an Agreement and Plan of Merger pursuant to which we propose to acquire, by means of a merger with our wholly owned subsidiary Downside Acquisition, Inc., ESP Resources, Inc. for aggregate consideration consisting of (1) $700,000 in cash and (2) an aggregate 18,000,000 shares of our common stock that will be issued upon the closing of the acquisition. The shareholders of ESP Resources, Inc. will exchange all of their ESP common shares for 18,000,000 shares of our newly issued common stock. We shall sometimes refer to our acquisition of ESP Resources, Inc. as the Merger” or “Share Exchange” transaction.

Under Colorado law, we are required to obtain stockholder approval for the Merger and to adopt the amendments to our Articles of Incorporation described below. We believe it is in the best interests of DUI and our stockholders for our stockholders to approve the Merger and the proposed amendments to our Articles of Incorporation.

Accordingly, on behalf of the board of directors of Downside Up, Inc., I am notifying you of a special meeting of the stockholders of DUI to be held for the purposes of approving the Merger and to approve certain amendments to our Articles of Incorporation, explained in more detail below, on October __, 2007, at 10:00 a.m. Eastern Standard Time, at the Law Offices of Joseph J. Tomasek, Esq., 77 North Bridge Street, Somerville, New Jersey 08876. Proxy materials, which include a Notice of Special Meeting, Proxy Statement and proxy card, are enclosed with this letter. Only stockholders who held shares of our common stock at the close of business on September__, 2007, will be entitled to vote at the special meeting.

Please be advised that stockholders of DUI who beneficially own approximately 61% of DUI’s outstanding common shares have indicated that they will vote in favor of the proposals identified in this proxy statement. We hope that you will be able to attend the meeting. Your vote is important. Regardless of whether you plan to attend, please submit your proxy by signing, dating, and returning the enclosed proxy card in the enclosed envelope so that your shares will be represented. If you are able to attend the meeting in person, you may revoke your proxy and vote your shares in person. We look forward to seeing you at the meeting.

Sincerely,

Michael J. Cavaleri
President, Chief Executive Officer and
Chairman of the Board

DOWNSIDE UP, INC.
750 Broad Street
Shrewsbury, New Jersey 07702

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD OCTOBER [    ], 2007

TO THE STOCKHOLDERS OF DOWNSIDE UP, INC.:

On behalf of the Board of Directors and management of Downside Up, Inc. (the "Company"), we cordially invite you to attend a special meeting of stockholders of the Company, to be held at 10:00 am, Eastern Standard Time, October __, 2007 at the Law Offices of Joseph J. Tomasek, Esq., 77 North Bridge Street, Somerville, New Jersey 08876. At the Special Meeting, the stockholders will vote upon the following proposals which the Board of Directors recommends that shareholders approve:

1. To approve the Company’s acquisition of ESP Resources, Inc. by means of a merger with a wholly owned subsidiary of the Company;

2. To adopt an amendment to the Company’s Articles of Incorporation, increasing the number of shares of Common Stock that the Company is authorized to issue from 20,000,000 to 200,000,000 shares,.

3. To adopt an amendment to the Company’s Articles of Incorporation, inserting a new provision to permit stockholder action by majority stockholder written consent, and;

4. To adopt an amendment to the Company’s Articles of Incorporation, changing the Company’s corporate name from Downside Up, Inc. to “ESP Enterprises, Inc.”

Pursuant to the applicable provisions of the Colorado Law and our Company's Articles of Incorporation, as amended, the vote, in person or by proxy, of stockholders owning no less than the majority of the Company’s outstanding shares of common stock are required in order to approve the acquisition of ESP Resources, Inc. by Merger and to amend the Company's Articles of Incorporation. Please be advised that stockholders of DUI who beneficially own approximately 61% of DUI’s outstanding common shares have indicated that they will vote in favor of the proposals identified in this proxy statement. Your Board of Directors has fixed September __, 2007, as the record date for purposes of this proxy solicitation. Therefore, only holders who owned Company common shares as of the close of business on September __, 2007, are permitted to vote in person or by proxy on the proposals set forth in this proxy statement.

Under Colorado Law, stockholders have the right to dissent from the proposed acquisition of ESP Resources, Inc. by merger and demand payment for their shares. Please read carefully the section in the proxy statement “Your Dissenter’s Rights and How to Exercise Them Under Colorado Law.”

The proposals to acquire ESP Resouces, Inc. and amend our Articles of Incorporation and procedure to exercise your rights in connection with this proxy are described in the accompanying Proxy Statement. It is requested that your proxy card be delivered to our counsel, Joseph J. Tomasek, Esq., 77 North Bridge Street, Somerville, New Jersey 08876 on or before October __, 2007. An addressed return envelope is enclosed for this purpose, which requires no postage if mailed in the United States.

By Order of the Board of Directors
Michael J. Cavaleri,
President and Chairman of the Board

Shrewsbury, New Jersey
September __, 2007

Accounting Treatment	17
Management’s Discussion and Analysis of Financial Condition and Results of Operations - Period Ended June 30, 2007	18
Results of Operations for the Year Ended June 30, 2007 and outlook to 2008	18-19
Liquidity and Capital Resources	19

Subsequent Events	19-20
Changes in and Disagreements with Accountants on Accounting and Financial Disclosure	20
The ESP Acquisition	20
The Parties to the ESP Acquisition	20
The Effective Time	20
The ESP Business Acquired	20
Representations and Warranties	21
Covenants	21
Closing Conditions	21
Conditions to Closing the Agreement with ESP	21
Termination	21
Business and Plan of Operation of the New Company	21
PROPOSAL NO. 2 AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK	22
Reasons for the Change to The Company’s Common Stock	22
General Effect of the Changes to Our Common Stock	22
PROPOSAL NO. 3 AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION, INSERTING A NEW PROVISION PROVIDING FOR STOCKHOLDER ACTION BY MAJORITY STOCKHOLDER WRITTEN CONSENT	23
PROPOSAL NO. 4 AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO CHANGE THE COMPANY’S CORPORATE NAME TO “ESP ENTERPRISES, INC.”	23
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	24
PRINCIPAL STOCKHOLDERS	24
DIRECTORS, OFFICERS AND SIGNIFICANT EMPLOYEES	25-26
Family Relationships	26
EXECUTIVE COMPENSATION-2006 SUMMARY COMPENSATION TABLE	27
Outstanding Equity Awards At Fiscal Year-End Table	27
Compensation of Directors	27
CORPORATE GOVERNANCE AND CODE OF ETHICS	27
Board Committees	27
AUDIT COMMITTEE	27
COMPENSATION AND NOMINATING COMMITTEES	27
YOUR DISSENTER’S RIGHTS AND HOW TO EXERCISE THEM UNDER COLORADO LAW	27

THE Proxy PROCEDURE
Exhibit A: Agreement and Plan of Reorganization
Exhibit B: Amendment No. 1 to Articles of Incorporation
Exhibit C: Amendment No. 2 to Articles of Incorporation
Exhibit D: Amendment No. 3 to Articles of Incorporation
Exhibit E: Company’s annual report on Form 10-KSB for the
fiscal year ended April 30, 2007
Exhibit F: Company’s quarterly report on Form 10-QSB for the Quarter ended July 31, 2007
Exhibit G: ESP Resources, Inc.’s audited financial statements
From Inception to June 30, 2007
Exhibit H Colorado Law: Shareholders Right to Dissent Statutes

INTRODUCTION

DOWNSIDE UP, INC.
750 Broad Street
Shrewsbury, New Jersey 07702

PROXY STATEMENT
FOR
THE SOLICITATION OF STOCKHOLDER VOTE
FOR THE ACQUISITION OF ESP RESOURCES, INC.
AND
ADOPTION OF THREE AMENDMENTS TO THE
ARICLES OF INCORPORATION

This Proxy Statement (the "Proxy Statement") is furnished to the stockholders of DOWNSIDE UP, INC., a Colorado corporation (the "Company"), by the Board of Directors in connection with the solicitation by the Company of the vote, in person or by proxy, of the stockholders. The stockholders are being asked to vote their shares on the following proposals:

1. The approval of the Company’s acquisition of ESP Resources, Inc. by means of its merger with a wholly owned subsidiary of the Company;

2. The approval of an amendment to the Company’s Articles of Incorporation, increasing the number of shares of common stock, $.0001 par value (the “Common Stock”) which the Company has authority to issue from 20,000,000 to 200,000,000 shares; and

3. The approval of an amendment to the Company’s Articles of Incorporation, inserting a new article permitting shareholder action by majority shareholder written consent.

4. The approval of an amendment to the Company’s Articles of Incorporation, changing the Company’s corporate name to “ESP Enterprises, Inc.”.

A Copy of the Agreement and Plan of Reorganization, pursuant to the principal terms of which the Company will acquire ESP Resources, Inc. is attached as Exhibit A to this Proxy Statement. We sometimes refer to our acquisition of ESP Resources, Inc. through its merger with our wholly-owned subsidiary as the “Acquisition” or “Merger” and the agreement as the “Acquisition Agreement”. A copy of the proposed Amendment to increase the Company’s authorized common stock is attached as Exhibit B. The second Amendment to our Articles of Incorporation, seeking shareholder approval to add a new provision, permitting stockholder action by majority stockholder written consent is attached as Exhibit C. The third and last proposed Amendment to our Articles of Incorporation, seeking to change the Company’s corporate name from Downside Up, Inc. to “ESP Enterprises, Inc.”, is attached as Exhibit D. We sometimes refer to these three proposed amendments to our Articles of Incorporation as the “Amendments”.

The Company intends to distribute this Proxy Statement and the accompanying Proxy Card commencing on or about September __, 2007, to the holders of record of the Common Stock as of the close of business on September __, 2007. This date is referred to as the "record date." The votes of stockholders representing a majority of the outstanding shares of Common Stock at the record date are required to approve the Acquisition and the Amendments. Please be advised that stockholders of DUI who beneficially own approximately 61% of DUI’s outstanding common shares have indicated that they will vote in favor of the proposals identified in this proxy statement.

Only stockholders of record as of September __, 2007, are entitled to vote, in person or by proxy, to withhold their vote, or to change their vote in person on the proposals. Stockholders are entitled to one vote for each outstanding share of Common Stock held at the record date. As of the record date there were 1,230,000 issued and outstanding shares of Common Stock.

Shareholders owning of record a majority, or 750,000 of the 1,230,000 outstanding common shares as of the record date, have indicated that they intend to vote for the Merger and the Amendments.

SUMMARY OF THE TERMS OF THE ESP RESOURCES, INC. ACQUISTION

This summary highlights selected information contained in this Proxy Statement and the in the Agreement and Plan of Reorganization, dated as of September __, 2007 (the “Acquisition Agreement”), among us, our wholly owned subsidiary, Downside Operations, Inc. (the “Subsidiary”), ESP Resources, Inc. (“ESP”) and the shareholders of ESP Resources, Inc. (the “ESP Shareholders”) concerning our acquisition of ESP through its merger with our Subsidiary. To fully understand the Acquisition and for a more complete description of the terms of the Acquisition, please carefully read this Proxy Statement and the Acquisition Agreement, which is attached hereto as Exhibit A, and the other documents described herein.

The Parties to the Acquisition (page __)

•	Us, our wholly owned subsidiary, Downside Operations, Inc., ESP Resources, Inc. and the shareholders of ESP Resources, Inc.

Business to be Acquired by our Subsidiary (page __)

•	All of its assets related to its ESP’s specialty chemical business.

Liabilities to be Assumed and or Paid by Us (page__)

•	All liabilities related to the operation of the business to be acquired and as set forth on the audited balance sheet of ESP for the six months ended June 30, 2007.

Acquisition Price For ESP: Stock and Cash (page__)

We will issue 18,000,000 Common Shares to the ESP stockholders to consummate the Acquisition. We intend to issue 4,770,000 common shares to our officers and advisors for services rendered upon the consummation of the Merger as well, increasing the common shares held by our shareholders from the currently outstanding 1,230,000 shares to 6,000,000 common shares. We have agreed to issue to the ESP Shareholders 18,000,000 shares of our common shares so that ESP Shareholders will own approximately seventy-five (75%) percent of our outstanding common shares following the Merger.

Change in Control : (page__)

As a result of issuing 18,000,000 new common shares to the ESP shareholders, there will be a change in control of Downside Up, Inc. and new management will assume control over the operations of DUI.

•
Officers and Directors. We have agreed that our officers shall resign their positions at closing and appoint the ESP officers and that the directors of DUI to be appointed following the Merger shall be Michael J. Cavaleri of DUI and David Dugas and Anthony Primeaux of ESP Resources, Inc.

Tax Treatment (page __)

Recommendation of the Company's Board of Directors and Reasons for Acquisition (page __)

•
Vote FOR the proposal to authorize the ESP Acquisition. The Board believes that the Acquisition is in the best interest of the Company because, among other things, it would provide the Company with a business opportunity in the specialty chemicals industry.

Conduct of Business Following the Acquisition (page __)

•	We will devote our management and resources to develop and expand the ESP specialty chemicals business.

Conditions to Completion of the ESP Acquisition, Vote Required to Authorize the ESP Acquisition (page __)

•	In addition to customary closing conditions,

•	Approval by Downside Up stockholders,

•	Stockholders owning approximately 61% of our outstanding common shares as of the Record Date have indicated that they will vote in favor of the Merger and the Amendments.

Expenses (page __)

•	We and ESP have agreed to pay our own legal fees and costs associated with the Merger.

Appraisal Rights (page __)

•
Company stockholders have appraisal rights in connection with the Acquisition under Colorado law and the procedures for the exercise of these appraisal rights are set forth in this Proxy Statement in the section “Your Dissenter’s Rights and How to Exercise Them Under Colorado Law”..

QUESTIONS AND ANSWERS ABOUT THE ACQUISITION AND THE CONSENT SOLICITATION

Following are some commonly asked questions that may be raised by stockholders and answers to each of those questions.

WHEN AND WHERE IS THE MEETING OF STOCKHOLDERS BEING HELD?

The special meeting of stockholders of Downside Up, Inc. will be held on October __, 2007, at 10:00 a.m., Eastern Standard Time, at the Law Offices of Joseph J. Tomasek, Esq., 77 North Bridge Street, Somerville, New Jersey 08876.

WHAT IS THE PURPOSE OF THE SPECIAL MEETING?

The special meeting is being held for the following purposes:

1. To approve the acquisition of ESP Resources, Inc. through a reverse merger transaction;

2. To adopt an amendment to the Company’s Articles of Incorporation, increasing the number of shares of Common Stock that the Company is authorized to issue from 20,000,000 to 200,000,000 shares;

3. To adopt an amendment to the Company’s Articles of Incorporation, inserting a new provision, permitting stockholder action by majority stockholder written consent, and;

4. To adopt an amendment to the Company’s Articles of Incorporation, changing the Company’s corporate name from DUI Information Systems, Inc. to “ESP Enterprises, Inc.”.

WHAT DATE WAS THE PROXY STATEMENT FIRST SENT TO THE STOCKHOLDERS?

The date on which this proxy statement was first sent or given to stockholders was September __, 2007.

WHO CAN VOTE AT THE SPECIAL MEETING?

Only holders of record of our common stock listed on the books of DUI at the close of business on September __, 2007, the record date, will be entitled to notice of, and to vote at, the special meeting.

As of the record date, there were outstanding 1,230,000 shares of common stock.

WHO IS SOLICITING MY VOTE?

The accompanying proxy is being solicited by DUI’s board of directors for use at the special meeting that is the subject of this proxy statement and any adjournments thereof.

HOW ARE VOTES BEING SOLICITED?

In addition to solicitation of proxies by mail, certain directors, officers, representatives and employees of DUI may solicit proxies by telephone and personal interview. Such individuals will not receive additional compensation from DUI for solicitation of proxies, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Banks, brokers and other custodians, nominees and fiduciaries also will be reimbursed by DUI for their reasonable expenses for sending proxy solicitation materials to the beneficial owners of the DUI common stock.

WHO IS PAYING THE SOLICITATION COST?

The expense of preparing, printing and mailing proxy solicitation materials will be borne by DUI. We estimate that the cost of this proxy solicitation will be $20,000.

HOW MANY VOTES DO I HAVE?

Each share of DUI’s common stock is entitled to one vote upon each of the matters to be voted on at the special meeting.

HOW DO I VOTE?

You may vote by signing, dating and returning the enclosed proxy card in the enclosed envelope or attending the special meeting in person.

CAN I CHANGE MY VOTE?

Any stockholder giving a proxy has the power to revoke it at any time before it is voted by (1) notifying us in writing of such revocation, (2) submitting a later dated proxy card or (3) attending the special meeting in person and voting in person. Notices to us should be directed to our counsel, Joseph J. Tomasek, Esq., 77 North Bridge Street, Somerville, New Jersey 08876, 908-429-0030. Stockholders who submit proxies and attend the special meeting to vote in person are requested to notify Mr. Tomasek at the special meeting of their intention to vote in person at the special meeting.

HOW MANY VOTES IN FAVOR OF THE PROPOSAL ARE REQUIRED TO APPROVE THE ACQUISITION OF ESP RESOURCES, INC.?

Approval of the ESP Acquisition will require the affirmative votes of the holders of a majority of our common stock voting, either in person or by proxy, at the special meeting.

HOW MANY VOTES IN FAVOR OF THE THREE AMENDMENTS TO OUR ARTICLES OF INCORPORATION ARE REQUIRED FOR APPROVAL?

Approval of the three amendments to our Articles of Incorporation will require the affirmative votes of the holders of a majority of our common stock voting, either in person or by proxy, at the special meeting.

HOW ARE ABSTENTIONS COUNTED?

Abstentions will have the effect of a vote “Against” the proposal.

HOW MANY VOTES MUST BE PRESENT TO HOLD THE SPECIAL MEETING?

The presence, in person or by proxy, of a majority of the outstanding shares of DUI common stock is required for a quorum to approve the acquisition of ESP Resouces, Inc. and to approve the three proposed amendments to our Articles of Incorporation.

WHY IS THE COMPANY SEEKING TO INCREASE THE NUMBER OF COMMON SHARES IT IS AUTHORIZED TO ISSUE?

 1,230,000 shares of common stock are issued and outstanding as of the Record Date. We plan to issue an additional 4,770,000 shares of our common stock to our officers and advisors for services rendered upon consummation of the Merger. We will issue 18,000,000 common shares to the ESP Shareholders in order to consummate the Acquisition at Closing. Accordingly, an additional 4,000,000 common shares more than the 20,000,000 common shares we are currently authorized to issue will be required in order to accommodate our planned share issuances and the shares necessary to consummate the Merger.

 In addition, the Company believes that an increase in the number of authorized shares of common stock will benefit the Company by providing flexibility to issue common stock for a variety of business and financial objectives in the future without the necessity of delaying such activities for further stockholder approval. These objectives include, but are not limited to, raising additional capital for business operations, current and future employee compensation and benefits and other corporate purposes. The Company anticipates that it may be issuing shares and/or options in the near future to raise additional needed capital, and/or compensate employees and officers. Except for the 4,770,000 common shares we intend to issue to our officers and advisors for services rendered, the Company has no current plans to issue any of the shares that would be authorized should this proposal be approved by our stockholders.

HOW WILL THE INCREASE IN THE AUTHORIZED COMMON SHARES AFFECT MY OWNERSHIP OF COMPANY COMMON SHARES?

 You will not suffer any dilution in the ownership percentage of your common shares as a result of the increase in authorized common shares. However, if and when the Company does issue common shares, whether in connection with the Acquisition or otherwise, these issuances will reduce your percentage ownership of the Company, and if issued for less than what you paid for your Company shares, will reduce the value of your Company shares.

WHAT BUSINESS WILL THE COMPANY CONDUCT AFTER THE ESP ACQUISITION?

The Company intends to further develop and manage the ESP specialty chemical business acquired.

IF APPROVED, WHEN WILL THE ESP ACQUISITION BE COMPLETED?

It is expected that the ESP Acquisition will be completed as soon as possible following the Special Meeting.

AM I ENTITLED TO DISSENTER’S OR APPRAISAL RIGHTS IN CONNECTION WITH THE ESP ACQUISITION?

 Yes. The holders of Company common stock as of the Record Date are entitled to dissent from the merger with ESP Resources, Inc. and demand payment for their shares under Colorado Corporation Law. You are entitled to dissent from the Merger and receive payment of the fair value of your shares. Please see the “Your Dissenter’s Rights and How to Exercise Them Under Colorado Law” below.

WHAT WILL HAPPEN TO MY SHARES IF THE ESP ACQUISITION IS APPROVED?

 The ESP Acquisition will not alter the rights, privileges or nature of the Company’s common stock. A stockholder who owns shares of the Company’s common stock immediately prior to the ESP Acquisition will continue to hold the same number of shares immediately after the Acquisition.

HOW DOES THE COMPANY’S BOARD OF DIRECTORS RECOMMEND THAT I VOTE FOR THE PROPOSALS CONTAINED IN THIS PROXY STATEMENT?

 The Board of Directors recommends that you vote on the attached Proxy Card (1) to approve the ESP Acquisition, (2) to approve the increase in the Company’s authorized common shares from 20,000,000 to 200,000,000 common shares, (3) to approve a new provision to be included in our Articles of Incorporation permitting shareholder action by stockholder majority written consent, and (4) to change the Company’s corporate name to “ESP Enterprises, Inc.”.

WHO CAN SIGN THE PROXY CARDS?

You can sign the Proxy Card attached to this document and vote your shares if our records show that you owned shares of our common stock as of September __, 2007. On that date, a total of 1,230,000 shares of common stock were outstanding and entitled to vote, in person or by proxy, at the Special Meeting. Each stockholder is entitled to one vote for each share of common stock held by such stockholder. The enclosed Proxy Card shows the number of shares you can vote.

Stockholders owning approximately 61% of our 1,230,000 outstanding shares, have indicated that they intend to vote their proxy cards for (1) the Acquisition of ESP, (2) for the Amendment to our Articles of Incorporation, increasing the authorized common shares from 20,000,000 to 200,000,000 common shares, (3) for the Amendment to our Articles of Incorporation, inserting a new provision that would permit stockholder action by majority stockholder written consent, and; (4) for the Amendment to our Articles of Incorporation, changing our corporate name to “ESP Enterprises, Inc.”.

Proposals to Stockholders

Proposal No. 1
The Acquisition of ESP

Background of the ESP Acquisition

During fiscal year 2007, management continued to seek a business opportunity for the Company and its shareholders. In March, 2007, a representative of ESP Resources, Inc. contacted management and a meeting was scheduled to introduce the principals of a specialty chemical business known as ESP Resources, Inc. A meeting between Company management and the ESP principals took place in New York City and initial discussions exploring a potential business combination ensued.

Following a series of meetings and further negotiations, management of ESP, the ESP Shareholders and the Company signed a confidential Letter of Intent pursuant to which the parties agreed to a proposed structure of a business combination between the two companies and to draft and execute a definitive agreement as soon as practicable.

Thereafter, Company and ESP management began financial and legal due diligence reviews of each other’s business and organization. On June 4, 2007, the Company’s Board of Directors unanimously approved the proposed transactions between the Company and ESP. At the same time we commenced a private placement transaction, to raise a maximum $1,000,000 in gross proceeds from accredited investors, for the principal purpose of providing working capital for our company prior to the prospective merger with ESP Resources and to provide up to $700,000 of working capital for ESP Resources, both before and after the merger. On September 14, 2007, the Company, ESP Resources, Inc. and the ESP Shareholders executed and delivered an Agreement and Plan of Reorganization.

The Board of Directors of the Company considered the business and financial aspects of the Agreement and Plan of Reorganization and determined that the ESP Acquisition was in the best interests of the Company and its shareholders.

In making its determination, the Board considered the following factors:

•	The Company’s structure as a reporting public shell company whose mission since inception has been to merge with a viable business;

•	The Acquisition of ESP would provide the Company and its shareholders with the opportunity to acquire and expand the operations of a business in the specialty chemical industry;

•	The ESP business and operations was a functional platform, already generating some revenue with experienced management and prospects to expand its business.

After considering all of the above factors, the Board unanimously determined that the ESP Acquisition was in the best interests of the Company and its shareholders.

 Based upon the foregoing, the Company’s Board recommends a vote for the Acquisition of ESP on the enclosed Proxy Card.

Stockholders owning approximately 61% of our outstanding common shares as of the Record Date have indicated they intend to vote for the ESP Acquisition. The holders of the Company’s common stock are not entitled to appraisal rights under the Colorado General Corporation Law.

The Board of Directors, in making its decision to pursue the ESP Acquisition, did not have the financial resources with which to hire an independent investment bank or other financial institution to do a due diligence review of the ESP business and render an opinion on the value and fairness of the acquisition price to the shareholders of our Company. Company management negotiated the best terms available for the ESP Acquisition and did not rely upon any third party to advise them in the negotiations. The Company and its Board were not, nor are they now, represented by any investment bank.

The ESP Acquisition Price: Stock and Cash

•	Company Cash Payment to ESP as part of the Acquisition Price:

The Company has lent ESP $700,000 and will forgive this debt upon consummation of the merger at Closing.

•	Company Common Stock to be Issued as part of the Acquisition Price:

 The Company will issue to the ESP Shareholders at Closing an aggregate 18,000,000 newly Issued Company common shares.

Closing: on or about October __, 2007

We have agreed with ESP to close the Merger on or before October __, 2007. Stock holders owning on the Record Date approximately 61% of our outstanding common shares have indicated that they intend to vote for our acquisition of ESP Resources, Inc. This means, however, that if we do not, for whatever reason, receive shareholder approval to all four of the matters discussed in this Proxy Statement on or before October__, 2007, ESP may terminate the Acquisition Agreement. If the ESP acquisition is terminated, the Company will have to seek a different business opportunity, possibly raise funds to sustain its limited operations, in which case, the Company’s financial condition and plan of operations may suffer a material adverse effect.

Conduct of Business Following the Closing

Assuming the Company obtains shareholder approval on the four matters discussed and presented in this Proxy Statement, the Company anticipates working with the ESP principals to further develop the specialty chemical business of ESP.

Financial Statements and Selected Financial Data

Please see the Company’s Form 10-KSB for the fiscal year ended April 30, 2007 and the audited financial statements contained in that report, attached as Exhibit E, its Form 10-QSB for the quarter ended July 31, 2007 and the unaudited financial statements contained in that report as Exhibit F. and the audited financial statements for ESP Resources, Inc. and Subsidiary for the period from November 20, 2006 (Date of Inception) through June 30, 2007, attached as Exhibit G.

Selected Financial Data for Downside Up, Inc.
April 30, 2007
Balance Sheet
Total assets	$-
Current liabilities	10,545
Long-term debt	-
Working capital	(10,545)
Shareholders’ equity (deficit)	$(10,545)

Statements of Operations

	For the Years Ended April 30,
	2007	2006
Total revenues	$-	$-
Operating income (loss)	(5,745)	(4,700)
Net (loss)	(5,745)	(4,700)
Net loss per common share	$(0.00)	$(0.00)
Number of shares used in computing
per share data	1,230,000	1,230,000

Selected Financial Data for ESP Resources, Inc.

June 30, 2007
Balance Sheet
Total assets	$753,655
Current liabilities	563,844
Long-term debt	206,410
Working capital	(142,337)
Shareholders’ equity (deficit)	$(16,599)

Statement of Operations

From Inception to June 30, 2007
Total revenues	$562,150
Operating income (loss)	(16,423)
Net (loss)	(19,739)
Net loss per common share	$(0.00)
Number of shares used in computing
per share data	29,400,000

Selected Pro-Forma Financial Data

DOWNSIDE UP, INC. PRO FORMA CONSOLIDATED BALANCE SHEET

The following unaudited pro forma combined balance sheet, and statement of operations as of June 30, 2007, is based on the historical financial statements of the Company and gives effect to the pro forma adjustments described herein as though the Agreement and Plan of Reorganization had been consummated at June 30, 2007.

The unaudited pro forma combined balance sheet should be read in conjunction with the notes thereto and with the historical financial statements of the Company, as filed in its annual report on Form 10-KSB for the year ended April 30, 2007 , included in Exhibit E and as filed in its quarterly report on Form 10-QSB for the quarter ended July 31, 2007, included in Exhibit F attached hereto. The unaudited pro forma combined balance sheet is not necessarily indicative of the Company's combined financial position that would have been achieved had the Agreement and Plan of Reorganization been consummated at June 30, 2007.

Unaudited Financial Data for Downside Up, Inc. as of June 30, 2007

Balance Sheet
Assets
Current Assets
Cash	$300,000
Total Assets	300,000

Liabilities and Stockholders’ Equity (Impairment)
Current Liabilities
Accounts payable	845
Accrued expenses	129,023
Prepayments on stock subscriptions	300,000
Total Liabilities	429,868
Stockholders’ Equity (Impairment)
Common Stock, no par value, 20,000,000 shares authorized; issued and outstanding 1,230,000 shares	2,672
Additional paid-in capital	21,271
Accumulated (deficit)	(153,811)
Total Stockholders’ Equity (Impairment)	(129,868)
Total Liabilities and Equity (Impairment)	$300,000

Statements of Operations

	Twelve Months Ended June 30,
	2007	2006
Total Revenues	$-	$-
Sales expenses	19,512	-
Travel expenses	24,520	-
Rent	1,200	1,200
Consulting	42,000	-
Legal and accounting expenses	34,400	-
Other general and administrative expenses	13,136	3,500

Loss from Operations	(134,768)	(4,700)
Provision for income taxes	-	-

Net Loss	$(134,768)	$(4,700)
Loss per common share	$(0.110)	$(0.004)
Weighted average common shares outstanding	1,230,000	1,230,000

Selected Pro-Forma Combined Financial Data

The following unaudited pro-forma combined balance sheet, and statement of operations as of June 30, 2007, are based on the historical financial statements of Downside Up, Inc., carried forward to June 30, 2007 as detailed below, and the financial statements for ESP Resources, Inc. and Subsidiary as of June 30, 2007, and gives effect to the pro forma adjustments described herein as though the Agreement and Plan of Reorganization had been consummated at June 30, 2007.

The unaudited pro-forma combined balance sheet and statement of operations should be read in conjunction with the notes thereto and with the historical financial statements of Downside Up, Inc. and ESP Resources, Inc. and Subsidiary as described above. The unaudited pro forma combined balance sheet is presented assuming that the Company had received stockholders’ approval for the Agreement and Plan of Reorganization and the increase in the number of authorized shares and as if the Agreement and Plan of Reorganization had been consummated at June 30, 2007, but is not necessarily indicative of the Company’s combined financial position that would have been achieved had the Agreement and Plan of Reorganization been consummated at June 30, 2007.

Unaudited Pro-Forma Combined Balance Sheet of Downside Up, Inc.
June 30, 2007

	Downside Up, Inc.	ESP Resources, Inc.	Elimination in Merger		Pro Forma Balance Sheet
Assets
Current Assets:
Cash	$300,000	$7,924	$		$307,924
Accounts receivable	-	328,691			328,691
Inventories	-	50,121			50,121
Prepaid expenses	-	30,559			30,559
Miscellaneous receivables	-	4,212			4,212
Total Current Assets	300,000	421,507			721,507

Property and Equipment, net	-	325,457			325,655
Other Assets	-	6,691			6,691
Total Assets	300,000	753,655			1,053,655

Liabilities and Stockholders’ Equity (Deficit)
Current Liabilities:
Accounts payable and accrued expenses	129,868	233,533			363,401
Factoring payable	-	144,777			144,777
Bank overdrafts	-	9,048			9,048
Prepayments on stock subscriptions	300,000	-			300,000
Due to stockholders and related company	-	101,442			101,442
Short-term debt	-	18,480			18,480
Current maturities of long-term debt	-	56,564			56,564
Total Current Liabilities	429,868	563,844			993,712
Long-term debt net of current maturities	-	206,410			206,410
Total Liabilities	429,868	770,254			1,200,122

Stockholders’ Equity (Deficit)
Common stock, no par value, 200,000,000 shares authorized; 24,000,000 shares issued and outstanding	2,672	2,940		$(2,940)	2,672
Additional paid-in capital	21,271	200		$2,940	24,411
Accumulated Deficit	(153,811)	(19,739)			(173,550)
Total Stockholders’ Equity (Deficit)	(129,868)	(16,599)			(146,467)

Total Liabilities and Stockholders’ Equity (Deficit)	$300,000	$753,655			$1,053,655

Unaudited Pro-Forma Combined Income Statement of Downside Up, Inc.
For the Year Ended June 30, 2007

	Downside Up, Inc.	ESP Resources, Inc.	Elimination in Merger	Pro Forma Income Statement
Net Sales	$-	$562,150		$562,150
Cost of Sales	-	246,358		246,358
Gross Profit	-	315,792		315,792
Selling, general and administrative expenses	134,768	332,215		466,983

Loss from operations	(134,768)	(16,423)		(151,191)
Other expense
Miscellaneous non-operating expenses	-	(1,808)		(1,808)
Interest and financing expense	-	(4,696)		(4,696)

Net loss before taxes	(134,768)	(22,927)		(157,695)
Benefit from income taxes	-	(3,188)		(3,188)

Net Loss	$(134,768)	$(19,739)		$(154,507)

Net Loss Per Common Share				$(0.126)

Weighted average number of common shares outstanding )*				1,230,000

* Note: the weighted average number of common shares outstanding does not give recognition to the additional 22,770,000 common shares which are to be issued pursuant to the terms of the Agreement and Plan of Reorganization.

Accounting Treatment

The Company is taking the position that the merger of ESP Resources, Inc. with and into the Company’s subsidiary and the exchange of ESP shares for Company shares should qualify as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended.

Management’s Discussion and Analysis of Financial Condition and Results of Operations - Period Ended June 30, 2007

The discussion and analysis presented below pertain to the business of ESP Resources, Inc. Any references to “the Company” pertain to ESP Resources, Inc. unless indicated otherwise. Downside Up, Inc. did not engage in any active operations during the year. Its activities were restricted to exploring suitable merger prospects which accounted for expenses throughout the reporting period totaling $134,768. These efforts culminated in the proposed merger between the Downside Up, Inc. and ESP Resources, Inc.

This presentation contains "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the statements. These risks and uncertainties include general economic and business conditions, development and market acceptance of the Company’s products.

Readers are cautioned not to place undue reliance on forward-looking statements. The Company undertakes no obligation to republish or revise forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrences of unanticipated events.

Results of Operations for the Year Ended June 30, 2007 and outlook to 2008

Management had initially planned that ESP Resources, Inc. would begin operations in October 2006 and that the company would be operating during all of 2007. However, the operations for ESP did not begin until February 2007. Nevertheless, management expects to be generating revenues of approximately $300,000 per month by December 2007, from the existing client base and the addition of three new clients which we acquired in the last thirty days. The cycle time between acquisition of a new client and full implementation of the chemical sales program for the new client is anywhere from 60-120 days. The Company had sales in July, 2007 of $145,000. The target of $300,000 monthly revenues by the end of the year does not include any additional new clients which may be acquired between now and the end of 2007.

Management intends to expand its customer base and revenues, initially through acquisitions of established
Operators in its marketplace which, if identified and consummated, would significantly broaden our market presence. As of the date hereof, we have no definitive agreements with any such third party operators and if we were to successfully identify and contract to acquire any such third party operator, we would project consummation of any such acquisition would occur in the first quarter of 2008. Accordingly, the total revenue for the Company in 2007 will solely be from operations of our subsidiary ESP PetroChemicals. We now project total revenues for 2007 at approximately $1.75 million.

ESP Resources Inc. is a custom formulator of oilfield petrochemicals. Our field engineers and technicians utililize base component materials and combine these base chemicals to custom formulate a product usually made up of three or more base materials in various percentages. This custom blend is specifically designed to treat the customer’s specific problem in the oil and gas well or in the pipeline or in the flowline or in the separation equipment or in the sales line to the end purchaser of the oil and gas product. This custom formulation is what provides ESP with a distinct advantage over our competition. Most of our competition uses a finished product in a field kit that their field technicians have to make “fit” to the problem and therefore obtain a low rate of treatment efficiency.

The cost-of-goods-sold reflects purchases of raw materials which are then custom blended into a proprietary product line that is unique to ESP. From February until May of this year, ESP bought the majority of our custom blended chemicals from Turf Chemicals located in McAllen, Texas. ESP supplied the chemical formulation for a specific product design and Turf manufactured the chemical product in accordance with the formulation supplied in a “toll” manufacturing capacity. Mr. Gerard Primeaux, an officer of the Company, is a 50% owner of Turf Chemicals. Notwithstanding this apparent conflict of interest relationship, the Company’s transactions with Turf Chemicals were deemed by the Board of Directors to be commercially fair to the Company at the times when they occurred.

In July, 2007, ESP purchased chemical blending equipment to begin manufacturing the company’s product line of proprietary custom formulated chemical blends. As of this writing, we are currently blending 80% of our product line and should increase this to 100% by September, 2007 as we establish additional relationships with all of the base chemical suppliers in the U.S.

The production and drilling chemical business in the U.S. market is dominated by three “major” suppliers: Baker Petrolite, Nalco Chemicals, and Champion Chemicals. Baker and Nalco are public companies while Champion is private. These three major suppliers account for approximately 40% of the total supply of petrochemicals in the domestic market. The remaining 60% is supplied by more than 150 independent suppliers located throughout the U.S., most of which produce yearly revenues of less than $3million per year. ESP management intends to utilize a “rollup” strategy and acquire several of these independent suppliers to increase our market share over the next several years.

For the period November 20, 2006 (date of inception) to June 30, 2007, the Company had revenues of $562,150. Revenues consisted almost entirely of sales of chemicals for use in the oil and gas industry.

Gross profits amounted to $315,792. We expect our gross margin to increase as we replace purchased materials with our proprietary custom formulated chemical blends. After deducting selling and general and administrative expenses of $332,072, the Company realized an operating loss of $16,423. Interest and miscellaneous non-operating expenses totaled $6,504. The year concluded with a net loss of $19,739 after recognition of deferred tax benefits of $3,188.

Liquidity and Capital Resources

In the absence of sufficient cash flow from operations, required working capital to finance ongoing operations was supplied primarily through a factoring arrangement on the Company’s receivables. At June 30, 2007, the deficit in working capital amounted to $142,337. Stockholders’ equity showed an impairment of $16,599. The negative cash flow from operations totaled $116,472.

Management has obtained additional working capital, subsequent to June 30, 2007, through a loan arrangement with its planned merger partner Downside-Up, Inc. Downside-Up, Inc. has engaged in a series of private placement transactions to raise capital in advance of the planned merger (see “Subsequent Events” below) and is currently negotiating with several financing sources with the goal of obtaining commitments for further investments in form of debt or equity capital, to fund future operations and the expansion of the business of ESP Resources, Inc. There can be no assurance, however, that the company will be able to identify any sources of equity or debt financing and if we do, whether such financings could be obtained on commercially acceptable terms.

Subsequent Events

On or about June 28, 2007, Downside Up, Inc. (sometimes “DUI”) commenced a private offering of its securities to accredited investors in certain select states. DUI offered up to forty (40) “Units” to select accredited investors on a best effort basis. The Units are offered for a total subscription price of $25,000 per Unit to persons who qualify as “accredited investors” as such term is defined in the rules and regulations of the Securities Act. Each Unit is comprised of one unsecured convertible promissory note, accruing interest at ten (10%) per cent(the “Note” or “Notes”) and one (1) warrant to purchase 25,000 shares of the DUI’s common stock. All or a portion of the principal and accrued interest on the Note, at the holder’s option, may be converted into shares of the DUI’s Common Stock, provided that the DUI Common Shares underlying the Notes are then included in a resale prospectus forming part of a registration statement declared effective by the U.S. Securities and Exchange Commission. Each warrant shall entitle the investor to purchase up to 25,000 shares of the DUI’s common stock at the exercise price of $1.00 per share, anytime during the five (5) year period following issuance, provided as well that DUI Common Shares underlying the Warrants are then included in a resale prospectus forming part of a registration statement declared effective by the U.S. Securities and Exchange Commission. The number of shares into which the Notes are convertible will be equal to the quotient of the converted principal and interest divided by the average trading price of the Common Shares over the ten (10) trading day period immediately preceding the conversion date, less a twenty-five (25%) percent discount (the “Conversion Rate”). For example, if the average trading price of the Common Shares is $2.00, then after applying the 25% discount, the Conversion Rate would be $1.50 for one DUI common share. Subject to 30 days’ notice, the Notes shall be redeemed and paid in full at the earlier of either (i) two years from the date of issuance or; (ii) upon the closing of a financing transaction of at least $5,000,000 (the “Qualified Financing”). DUI intends to file a registration statement to register the Common Shares underlying both the Notes and the Warrants within a reasonable time following the closing of the merger transaction between the Company and ESP Resources, Inc., but no later than October 31, 2007.

DUI has increased the private offering maximum from the original 40 Units, or $1,000,000, to 100 Units, or $2,500,000. DUI has raised $1,050,000 as of the date of this statement. As disclosed in its private offering memorandum, DUI has loaned $700,000 to ESP Resources, Inc. on an unsecured basis until the closing of the merger transaction between DUI and ESP Resources, Inc, at which time the loan amount shall be forgiven. The DUI private placement was extended to October 31, 2007, unless terminated earlier.

On September 14, 2007, the Company signed an Agreement and Plan of Reorganization between ESP Resources, Inc., Downside Up, Inc. and the shareholders of ESP Resources, Inc. (the “Merger or Acquisition Agreement”), pursuant to the principal terms of which the ESP shareholders will exchange all of their ESP shares for DUI common shares, with ESP merging with a wholly-owned subsidiary of DUI and becoming the surviving corporation of such merger (the “Merger”) and the new wholly owned subsidiary of DUI. As a result of the Merger, ESP shareholders shall own approximately seventy-five (75%) percent of DUI’s outstanding, post-Merger common shares, or 18,000,000 common shares, and DUI shareholders approximately twenty-five (25%) percent, or 6,000,000 common shares. The Merger is subject to several conditions: first, DUI must obtain the approval of its shareholders for: (i) the Merger; amendments to its Articles of Incorporation (ii) to increase of its authorized common shares from 20,000,000 to 100,000,000, and; (iii) to change its corporate name to “ESP Enterprises, Inc.” In addition, DUI shall seek shareholder approval to further amend its Articles of Incorporation to insert a provision that would permit shareholder action by majority shareholder written consent. Accordingly, DUI has committed to prepare and file the necessary proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) to obtain the necessary DUI shareholder approval as promptly as possible. DUI shareholders owning approximately 61% of the 1,230,000 currently outstanding common shares have indicated that they intend to vote for all of these proposals.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

DUI has made no changes in nor had any disagreements with its independent auditors during the last two years.

The ESP Acquisition

The Parties to the ESP Acquisition

The parties to the ESP Acquisition will be the Company, its wholly owned subsidiary, Downside Operations, Inc., ESP Resources, Inc. and the ESP Shareholders.

The Effective Time

The ESP Acquisition will become effective promptly following the shareholder’s approval of the ESP Acquisition and the filing of the proposed Amendments to our Articles of Incorporation, increasing our authorized common shares, changing our corporate name to ESP Enterprises, Inc., and inserting a new provision in our Articles of Incorporation, permitting stockholder action by majority stockholder written consent with the Secretary of State, State of Colorado.

The ESP Business Acquired

We are acquiring ESP’s specialty chemical business through a merger and the Company will own all of the assets associated with ESP’s business once the merger is consummated. The ESP assets that we will acquire include ESP’s wholly owned subsidiary, ESP PetroChemicals, Inc. and all of its proprietary trade secrets, all of its know-how and methodologies and all aspects of its business.

The Agreement and Plan of Reorganization provides that the Company will assume all of ESP’s liabilities.

Representations and Warranties

The Acquisition Agreement contains the customary representations and warranties by the parties, including representations and warranties regarding the following: (i) organization; (ii) authority with respect to the Acquisition Agreement; (iii) accuracy of financial statements; (iv) absence of litigation; and (v) consents and approvals and absence of violations of or conflicts with certain laws and agreements.

Covenants

The Acquisition Agreement contains customary covenants by the parties, including cooperation with the each other’s agents, full and reasonable access to documents, to operate their respective businesses in the ordinary course, not to solicit to engage in a similar transaction with any other party and during the two-year period following the closing.

Closing Conditions

Conditions to Closing the Agreement with ESP

The Acquisition Agreement is subject to the prior satisfaction or waiver of certain customary conditions and additional conditions, including:

•	that the respective representations and warranties of the parties contained in the Acquisition Agreement shall be true in all material respects as of the closing;

•	ESP shall have delivered to Downside audited financial statements for the six month period ended June 30, 2007;

•	that the Company’s shareholders must approve the ESP Acquisition and the Amendments to our Articles of Incorporation, increasing our authorized common shares from 20,000,000 to 200,000,000 shares;

If any of the conditions to closing are not satisfied on or before October 31, 2007, the scheduled closing date, either the Company or ESP may terminate the Agreement, in which case there shall be no liability or claims against any party.

Termination

The Acquisition Agreement may be terminated by the mutual consent of the parties, or by any party if a party breaches a covenant or fails to meet and does not waive a condition of closing.

Business and Plan of Operation of the New Company

Prior to the ESP Acquisition, the sole activities of our wholly owned subsidiary, Downside Operations, Inc., will have been to organize and enter into the Agreement and Plan of Reorganization. Following the ESP Acquisition, Downside Operations, Inc., into which ESP Resources, Inc. will have merged, will be to conduct the specialty chemical business previously conducted by ESP Resources, Inc. The Company with its new ESP management, will develop and effectuate a business plan to expand the specialty chemicals business.

Initially, the ESP business was funded by the $700,000 loan made by DUI to ESP, which will be forgiven upon consummation of the Merger, as well as the cash flow generated by the ESP business. Company management believes that these funds will be sufficient to sustain operations for at least the next 12 months. In the event, however, that additional funds are needed, no assurances can be given that the Company will be able to find a source or sources for such additional funds or if identified, whether such funds can be obtained on terms and conditions that are favorable or even commercially reasonable.

PROPOSAL 2
AMENDMENT TO ARTICLES OF  INCORPORATION TO INCREASE
THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

The Company's Board of Directors has unanimously adopted, subject to stockholder approval, an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock from 20,000,000 shares to 200,000,000 shares.

A copy of the amendment to the Company’s Articles of Incorporation, containing the above change is appended as Exhibit B to this Consent Solicitation.

Reasons for the Change to The Company’s Common Stock

As of September __, 2007, the Record Date, the Company had 1,230,000 common shares outstanding, and intends to issue an additional 4,770,000 common shares at the Closing of the Merger to its officers and advisors for services rendered to the Company and will, therefore, have 6,000,000 common shares issued and outstanding Common Stock at the Closing. In connection with the acquisition of ESP, DUI is committed to issue at the closing 18,000,000 common shares to the ESP Stockholders.

The foregoing is only a summary of the terms and provisions of the Acquisition Agreement. Shareholders should review this document in its entirety for a full understanding of these terms and provisions, a copy of which is attached and included in this Proxy Statement as Exhibit A. (see “Summary of Terms of Acquisition”).

In addition, we believe that by increasing our authorized shares of common stock the Company will benefit by providing flexibility to issue common stock for a variety of future business and financial objectives without the necessity of delaying these actions in order to obtain further shareholder approval. These objectives include, but are not limited to raising additional equity capital for acquisitions and to provide for future compensation to officers, directors and employees and for other corporate purposes.

General Effect of the Changes to Our Common Stock

Shareholders will not realize any dilution in their percentage of ownership of the Company or in their voting rights as a result of shareholder approval to increase our authorized common shares. However, shareholders’ ownership percentage in our Company will suffer dilution if we close the ESP Acquisition.

In addition, the authorization of additional capital, under certain circumstances, may have an anti-takeover effect, although that is not the intent of our Board of Directors. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of our Company by causing such additional authorized shares to be issued to persons or shareholders who might support our Board of Directors in opposing a takeover bid that the Board determines is not in the best interests of our Company and its shareholders. The increased authorized capital, therefore, may have the effect of discouraging unsolicited takeover bids. By potentially discouraging plans to commence unsolicited takeover bids, increasing our capital shares may reduce or eliminate any opportunities for our shareholders to sell their shares at the higher prices generally available in takeover bids or that may be available pursuant to a merger proposal. The increase in our common shares may have the effect of permitting our Board of Directors and officers to keep their positions with our Company and put them in a better position to resist any changes that shareholders may wish to take if they are dissatisfied with the performance of these management persons or if they are dissatisfied with the conduct of the Company’s business. Please be advised, however, that our Board of Directors did not unanimously approve the increase in our authorized common shares with the intent to use such a measure as a type of anti-takeover mechanism.

Shareholders of the Company owning approximately 61% of our outstanding common shares on the Record Date have indicated that they shall vote in favor of the Amendment to our Articles of Incorporation, increasing our authorized common shares from 20,000,000 to 200,000,000.

THE BOARD OF DIRECTORS HAS ADOPTED RESOLUTIONS THAT SET FORTH THE AMENDMENT, DECLARE THE ADVISABILITY OF THE AMENDMENT, AND SUBMIT THE AMENDMENT TO THE STOCKHOLDERS FOR APPROVAL. THE BOARD RECOMMENDS APPROVAL OF THE AMENDMENT BY THE STOCKHOLDERS.

PROPOSAL 3
AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION, INSERTING A NEW PROVISION PROVIDING FOR STOCKHOLDER ACTION BY MAJORITY STOCKHOLDER WRITTEN CONSENT

During calendar year 2002, the Colorado legislature adopted amendments to the Colorado business code providing that shareholder action may be taken by majority shareholder written consent provided that such a provision was expressly set forth in a corporation’s articles of incorporation. When the Company was organized in 1998, there was no such provision under Colorado law that permitted stockholder action by the written consent of stockholders owning a majority of a corporation’s outstanding voting securities. Accordingly, the Company now wants to adopt such a provision to permit action by stockholders by written consent of stockholders owning a majority of our outstanding common shares. The reason for the adoption of this proposed Amendment is to facilitate corporate action by stockholders. Under the current provisions of our Articles of Incorporation, stockholders can only initiate proposals for corporate actions if stockholders owning ten (10%) percent of our outstanding common shares call a special meeting of stockholders and circulate their stockholder proposals for a vote at such a special meeting. The current procedures for stockholder actions are limited to proposals circulated in connection with a special meeting of stockholders. Such procedures are costly and time-consuming and lack the efficiency available to Colorado corporations whose charter documents provide for stockholder action by majority shareholder written consent.

THE BOARD OF DIRECTORS HAS ADOPTED RESOLUTIONS THAT SET FORTH THE AMENDMENT, DECLARE THE ADVISABILITY OF THE AMENDMENT, AND SUBMIT THE AMENDMENT TO THE STOCKHOLDERS FOR APPROVAL. THE BOARD RECOMMENDS APPROVAL OF THE AMENDMENT BY THE STOCKHOLDERS.

PROPOSAL 4
AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE COMPANY’S CORPORATE NAME TO “ESP ENTERPRISES, INC.”

As a result of the Company's entering the agreement to acquire ESP, the Company believes that its new selected corporate name, ESP Enterprises, Inc., will more accurately reflect the business of the Company and will generate wider name recognition in the financial communities. The Company will compete exclusively in the specialty chemicals business. With the experience and background of ESP’s management in the specialty chemicals business, the Company's Board of Directors and management made the strategic decision to merge with ESP to take advantage of their business acumen in this marketplace once the opportunity presented itself to acquire the business and assets of ESP.

THE BOARD OF DIRECTORS HAS ADOPTED RESOLUTIONS THAT SET FORTH THE AMENDMENT, DECLARE THE ADVISABILITY OF THE AMENDMENT, AND SUBMIT THE AMENDMENT TO THE STOCKHOLDERS FOR APPROVAL. THE BOARD RECOMMENDS APPROVAL OF THE AMENDMENT BY THE STOCKHOLDERS.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

From February until May of this year, ESP bought the majority of its custom blended chemicals from Turf Chemicals located in McAllen, Texas. ESP would supply the chemical formulation for a specific product design and Turf would manufacture the chemical product in accordance with the formulation supplied. Mr. Gerard Primeaux, a Vice President of ESP Resources, Inc., is a 50% owner of Turf Chemicals. In July, 2007, ESP purchased chemical blending equipment to begin manufacturing the company’s product line of proprietary custom formulated chemical blends. As of this filing, ESP is currently blending 80% of its product line, and contemplates blending 100% of its product in calendar year 2007 as ESP establishes additional relationships with base chemical suppliers in the U.S.

PRINCIPAL STOCKHOLDERS

The following table sets forth, as of June 30, 2006, each person known by the Company to be the beneficial owner of five percent or more of the Company's Common Stock, all directors individually and all directors and officers of the Company as a group. Except as noted, each person has sole voting and investment power with respect to the shares shown.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
Elliot Bauer (2)	375,000	30.49%
Francesca Anello (2)	375,000	30.49%

Michael J. Cavaleri (3)	-0	-0-
CEO of the Company

Angelo Luca (3)	-0-	-0-
Vice President

All Executive Officers
and Directors as a Group (2 Persons)	-0-	-0-

(1)
For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of Common Stock which such person has the right to acquire within 60 days of September __, 2007. For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any security which such person or persons has or have the right to acquire within such date is deemed to be outstanding but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnote to this table and pursuant to applicable community property laws, the Company believes based on information supplied by such persons, that the persons named in this table have sole voting and investment power with respect to all shares of Common Stock which they beneficially own.

(2)
On June 30, 2005, which transaction was completed on or about July 1, 2005, control of the Registrant was assumed by Atlantic Capital E & F, LLC, of 750 Broad Street, Shrewsbury, New Jersey 07702, with the purchase from James B. Wiegand and Max Gould, equally, of a total of 750,000 shares of common stock of the Registrant. The Control Person(s) of Atlantic E & F Capital, LLC are: Elliot Bauer and Francesca Anello. The transaction involved the payment of a total of $80,000 for the 750,000 amount of shares, previously owned by James B. Wiegand and Max Gould. The source of the funds used in this transaction was the funds of the purchaser. Atlantic E & F Capital, LLC transferred all of its 750,000 Company shares to its Control Persons, Elliot Bauer and Francesca Anello during 2007.

(3)
As set forth in the Agreement and Plan or Reorganization, a copy of which is attached to this Proxy Statement as Exhibit A, the Company intends to issue an additional 4,770,000 restricted common shares to its officers and advisers for services rendered to the Company so that at the Closing of the Merger with ESP Resources, Inc. there will be 6,000,000 outstanding common shares owned by Downside Up Shareholders. As part of this issuance, at the Closing of the Merger with ESP Resources, Inc., DUI intends to issue 800,000 restricted common shares to Michael J. Cavaleri, DUI’s President, and 100,000 restricted common shares to Angelo Luca, DUI’s Vice President, for services rendered.

Positions

 DIRECTORS, EXECUTIVE OFFICERS, AND SIGNIFICANT EMPLOYEES

The names and ages of all directors and executive officers of the Company, currently and at the Closing of the Merger, are as follows:

Name and Age	Positions	Closing of
Merger
Michael J. Cavaleri - (3)	Director	Remain a Director
(Current)	President, Chief Executive	Resign as Officer
Officer
Angelo Luca - (3)	Director Vice President	Resign all Positions
(Current)
David A. Dugas (3)	Director Chief Executive Officer	Appoint to Positions
( Post Merger)
Tony J. Primeaux (3) ( Post Merger)	Director President	Appoint to Positions

Gerard A. Primeaux (3)	Vice President	Appoint to Position
( Post Merger)

All Directors of the Company hold office until the next annual meeting of the shareholders and until successors have ben elected and qualified. Executive Officers of the Company are appointed by the Board of Directors at meetings of the Company 's Directors and hold office until they resign or are removed from office.

(3) Upon the Closing of the Merger with ESP Resources, Inc., Michael J. Cavaleri shall resign as an officer but continue to serve as a member of the Board of Directors of DUI. Mr. Angelo Luca shall resign all positions at the Closing, Gerard A. Primeaux of ESP shall be appointed a Vice President of DUI, and Messrs. David A. Dugas and Tony J. Primeaux of ESP Resources shall be appointed to the offices listed next to their names as well as appointed members of the Board of Directors of DUI.

Michael J. Cavaleri, age 50, was appointed Director, Chief Executive Officer and Chief Financial Officer by the controlling shareholder until the next annual meeting of the shareholders of the Company, or until his successor is elected or appointed and qualified. Mr. Cavaleri has since 1990 been the Chief Financial Officer of Commercial Data Processing, Inc., of Fairfield, NJ, where he has directed the financial affairs, including the coordination of the fiscal policies and budgets, been involved with the reporting and analysis of financial results as well as improving profitability, contract and lease negotiations, and coordination of outside legal, accounting and tax functions. Improved reliability of financial management through the introduction and implementation of a department specific financial reporting system, automated the daily accounting system facilitating timely and accurate billing and accounts receivable management, directed the effort to implement EDI for client billing, developed a gross profit analysis program to ensure optimum profitability by customer, negotiated leases for office space and multi-year customer contracts worth in excess of $10 million with Fortune 100 companies, being involved in the acquisition of a subsidiary including the negotiation of financing, negotiate outsourcing arrangements with both domestic and international organizations, negotiate banking arrangements and lines of credit and provide guidance in raising capital through debt and equity opportunities, represented and negotiated over 20 financial contracts with various suppliers obtaining the best value on behalf of the company and its customer base, proactively manage the company's cash flow and capital expenditures, review all potential bid proposals for financial accuracy allowing the company to maintain a stable financial environment and coordinate and communicate all financial requests and results with the Senior Leadership Team, Board of Directors and external stakeholders to ensure all are aware of any and all potential and actual financial impacts.

Angelo Luca, age 48, was appointed Director, and Vice-President and Corporate Secretary by the controlling shareholder until the next annual meeting of the shareholders of the Company, or until his successor is elected or appointed and qualified. From 2000 until 2004 Mr. Luca was Director of Production for Early Warning, Inc. of New York City, where he held the title of Director of Production where he as involved with and worked closely with CEO and President on all managing aspects of 100 million dollar company, developed, approved and purchased fabrics, trims and hardware for domestic and overseas production, directed staff to meet deadlines and insure on-time deliveries, followed-up through execution of production schedules utilizing bi-lingual ability, re-organized structure of production department to enhance effectiveness of information flow, generated and finalized production schedules and account status reports , organized information needed to manage resources, arranged and process proper documentation for various clients, maintained daily communication with vendors and suppliers and resolved issues in all areas of production.

David A. Dugas, age 50, shall be appointed the Chief Executive Officer and a Director at the Closing of the Merger. Prior to joining ESP Resources, Inc. in November, 2006, Dave was a co-founder in 2002 and a principal of a specialty water purification known as ULTRA PURE - ICEX Co., located in Lafayette, Louisiana, and sold his interests in 2006. Mr. Dugas received his BS degree in Petroleum Engineering from the University of Southwestern Louisiana in 1978 and is currently a member in the Society of Petroleum Engineers, is a Lifetime Member of Phi Beta Kappa and a member of: Tau Beta Pi National Engineering Society, and is a licensed Professional Petroleum Engineer in the States of Texas and Louisiana.

Tony J. Primeaux, age 51, shall be appointed the President and a Director at the Closing of the Merger. Tony Primeaux joined ESP Resources, Inc. in November, 2006 and assumed the position of President. Tony Primeaux was Operations Manager for Peake Energy Group, Inc., a specialty chemical company serving the Gulf South, also located in Lafayette, Louisiana, from 2001 through 2006. With over 29 years of experience in the value-added specialty chemical market, Mr. Primeaux has started, developed and sold several businesses serving the gas and oil production sector. Tony attended University of Louisiana at Lafayette, on an athletic scholarship.

Gerard A. Primeaux, age 55, shall be appointed a Vice President of DUI at the Closing of the Merger. Gerard is the brother of ESP’s President, Tony Primeaux, and shares his brother’s long and successful track record in the value-added specialty chemical marketplace. Gerard Primeaux served as the Vice-President and Sales Manager for Turf Chemical, Inc., of Houston, Texas from 2001 until he joined ESP in November, 2006. Mr. Primeaux received his BA degree in Marketing from McNeese State University in 1972.

Family Relationships

Other that the sibling relationship between Messrs. Tony J. Primeaux and Gerard A. Primeaux, there are no family relationships between any of the directors or executive officers.

EXECUTIVE COMPENSATION
2006 SUMMARY COMPENSATION TABLE

Except for the 800,000 shares of restricted common stock DUI intends to issue to Michael J. Cavaleri and the 100,000 restricted common shares DUI intends to issue to Angelo Luca at the Closing of the Merger for their service, no other compensation was paid to any executive officers or directors of the Company during the fiscal years ended April 30, 2007 and April 30, 2006 through the current period.

No current Company officer or employee has an employment agreement with the Company. No employment agreements have been negotiated for the ESP Resources personnel and the Company.

Outstanding Equity Awards At Fiscal Year-End Table

Except for the 800,000 shares of restricted common stock DUI intends to issue to Michael J. Cavaleri and the 100,000 restricted common shares DUI intends to issue to Angelo Luca at the Closing of the Merger for their service, no other equity awards were granted to any executive officers or directors of the Company during the fiscal years ended  April 30, 2007 and April 30, 2006 through the current period.

Compensation of Directors:

Except for the 800,000 shares of restricted common stock DUI intends to issue to Michael J. Cavaleri and the 100,000 restricted common shares DUI intends to issue to Angelo Luca at the Closing of the Merger for their service, the Company has not paid nor does it owe any compensation to any of its Directors for their service as directors and members of the Board of Directors during the fiscal years ended April 30, 2007 and April 30, 2006 through the current period.

CORPORATE GOVERNANCE AND CODE OF ETHICS

Upon or shortly after consummation of the Merger, new management of the Company intends to adopt a Code of Ethics and Conduct to establish its commitment to good corporate governance. Following the Merger, it is contemplated that none of the members of the Company’s initial Board of Directors, Messrs. David Dugas, Tony Primeaux and Michael Cavaleri will be “independent” directors as determined in accordance with applicable securities laws standards. However, new management is equally committed to identify qualified and experienced professionals to serve as independent directors and represent the majority of the members of the Board of Directors in the near future.

Board Committees

AUDIT COMMITTEE

New management intends that following the Merger, it shall adopt an Audit Committee Charter and that the Board of Directors shall serve as the Audit Committee in accordance with the provisions of the Sarbanes-Oxley Act of 2002. Michael J. Cavaleri qualifys as a financial expert with knowledge of financial statements, generally accepted accounting principles and accounting procedures and disclosure rules. None of the three directors to serve following the closing of the Merger is “independent” as defined in Section10A-3(b)(1)(iv)(A) of the Securities Exchange Act. New management intends to identify qualified professionals as independent directors for appointment to its Board of Directors and as members of its Audit Committee.

COMPENSATION AND NOMINATING COMMITTEES

New management intends to appoint such persons and form such committees as are required to meet the corporate governance requirements imposed by the national securities exchanges. Therefore, we intend that a majority of our directors will eventually be independent directors. Additionally, our board of directors is expected to appoint a nominating committee and a compensation committee, and to adopt charters relative to each such committee. Until further determination by the Board, the full Board of Directors will undertake the duties of the compensation committee and nominating committee.

YOUR DISSENTER’S RIGHTS AND HOW TO EXERCISE THEM UNDER COLORADO LAW

The Board of Directors of Downside Up, Inc. unanimously adopted a resolution to execute and deliver the Agreement and Plan of Reorganization, dated September 14, 2007, pursuant to which Downside Up, Inc. will acquire ESP Resources, Inc. through a reverse merger with our subsidiary. We will refer to this transaction as the “Merger”. A copy of this Agreement and Plan of Reorganization is attached to this Proxy Statement as Exhibit A. We anticipate that we will consummate the Merger within five (5) days of our special shareholders meeting, scheduled for October __, 2007. None of the record owners of our common shares have been issued stock certificates. You are, however, a shareholder of Downside Up, Inc. and you have a right to dissent from the Merger and obtain payment for the fair value of your shares upon the consummation of the Merger. Shareholders owning approximately 61% of the issued and outstanding common shares of our Company have indicated that they will vote to approve the Merger. The vote of shareholders owning a majority of our common shares outstanding is required to approve and consummate the Merger.

If you wish to assert your right to dissent from the Merger and obtain payment for your shares, you must take the following actions:

1.	Send to us your written notice of your intention as a shareholder to dissent from the Merger and demand payment for your common shares of Downside Up, Inc., before October __, 2007; and

2.	Do not vote any of your shares in favor of the Merger.

Form of Your Written Notice

Your written notice must state the following:

I hereby dissent from the Merger and demand payment for my ________________________ common shares of Downside Up, Inc.  ( Please insert number of shares)

Please send the payment for my shares to me at the following address:

__________________________________
(Please Print Your Name)

__________________________________
(Please Print Number and Street)

__________________________________
(Please Print City, State and Zip Code)

_________________________________
(Please Sign Your Name)

_________________________________
(Please Insert the Date)

Your above Notice must be sent to our counsel, Joseph J. Tomasek, Esq. at the following address, and must be received on or before October __, 2007, the date of our scheduled special meeting of shareholders :

Joseph J. Tomasek, Esq.
77 North Bridge Street
Somerville, New Jersey 08876

Once you send this Notice you retain all of your rights as a shareholder of Downside Up, Inc. until consummation of the Merger except your right to transfer any of your shares and after the Merger, the only right you have is to receive payment for your shares. Please be advised that once you send your Notice it is irrevocable, you can not cancel the Notice and the only obligation the Company has to you is to pay you for your shares.

Upon consummation of the Merger, the Company is obligated to pay for the shares of each shareholder who sent a timely Notice pursuant to the instructions above. The payment shall be equal to the amount the Company estimates to be the fair value of the shares, plus accrued interest. The payment will be accompanied by (A) the Company’s audited financial statements for the fiscal years ended April 30, 2007 and 2006 and the unaudited financial statements for the quarter ended July 31, 2007; (B) a statement of the Company’s estimate of the fair value of the shares; (C) an explanation of how interest was calculated; (D) a statement of the dissenter’s right to demand payment under section 7-113-209 of the Colorado Revised Statutes, and; (E) a copy of Article 7 of the Colorado Revised Statutes.

If the Merger does not take place within sixty (60) days following the special shareholders meeting scheduled for October __, 2007, the Company shall release any transfer restrictions on any shares that were subject to any dissenter’s right of payment.

You may challenge the Company’s estimate of the fair value paid for your shares but you must do so within 30 days of your receipt of the Company’s payment for your shares.

THIS IS A SUMMARY OF YOUR RIGHT TO DISSENT FROM THE MERGER AND DEMAND PAYMENT FOR YOUR COMPANY SHARES AND DOES NOT STATE OR CONTAIN ALL OF YOUR RIGHTS WHICH CAN BE FOUND IN ARTICLES 101 TO 117 OF THE COLORADO STATUTES, COPIES OF WHICH ARE ATTACHED TO THIS PROXY STATEMENT AS EXHIBIT H. WE URGE YOU TO SEEK YOUR OWN LEGAL COUNSEL FOR LEGAL ADVICE ON THIS MATTER AS SOON AS POSSIBLE. YOUR RIGHTS TO DISSENT FROM THE MERGER AND DEMAND PAYMENT FOR YOUR SHARES ARE SET FORTH IN THE LEGAL STATUTES OF THE STATE OF COLORADO WHICH CONTAIN TECHNICAL AND LEGAL PHRASES THAT CAN ONLY BE CLEARLY INTERPRETED BY COMPETENT COLORADO COUNSEL. WE URGE YOU TO SEEK SUCH LEGAL ASSISTANCE AT YOUR EARLIEST CONVENIENCE.

THE PROXY PROCEDURE

Only stockholders of record as of September __, 2007, are entitled to vote, in person or by proxy, to withhold their vote, or to revoke their vote, to the four (4) proposals contained in this Proxy Statement. Stockholders are entitled to one vote for each outstanding share of Common Stock held at the record date. As of the record date there were 1,230,000 issued and outstanding shares of Common Stock.

Proxy cards, once dated, signed, and delivered to the Company, will remain effective unless and until revoked by written notice of revocation dated, signed, and delivered to the Company at the address set forth below on or before October __, 2007.

The ESP Acquisition and the Amendments will be approved if by October __, 2007, the Company holds unrevoked written proxy votes of stockholders approving the ESP Acquisition and the Amendments from a majority of the outstanding shares of Common Stock at the Record Date. Consequently, the withholding of proxy vote, abstentions and the failure to deliver a Proxy Card would all have the effect of a vote against approval of the ESP Acquisition and the Amendments. If a stockholder holds his shares in "street name" and fails to instruct his broker or nominee as to how to vote his shares, the broker or nominee may not, pursuant to applicable stock exchange rules, vote such shares and, accordingly, such shares will have the effect of a vote against the ESP Acquisition and the Amendments. Stockholders are requested to indicate approval of the ESP Acquisition and the Amendments by signing and dating the Proxy Card, checking each box on the Proxy Card which corresponds to the approval of each of the ESP Acquisition and the Amendments, and delivering the Proxy Card to the Company's agent at the address set forth below. Withholding of your Proxy vote to the ESP Acquisition and the Amendments, or abstention with respect to the approval of the ESP Acquisition and the Amendments, may be indicated by signing and dating the Proxy Card, checking the box which corresponds to withholding of vote for each of the proposals or abstention with respect to the approval of each of the four proposals, respectively, and delivering the Proxy Card to the Company's agent at the address set forth below.

A PROXY CARD WHICH HAS BEEN SIGNED, DATED AND DELIVERED TO THE COMPANY'S AGENT WITHOUT INDICATING APPROVAL, WITHHOLDING OF YOUR VOTE, OR ABSTENTION WILL CONSTITUTE A VOTE FOR THE ESP ACQUISITION AND TO THE AMENDMENTS.

Proxy Cards must be delivered to the following address:

Law Offices of Joseph J. Tomasek, Esq.
77 North Bridge Street
Somerville, New Jersey 08876

Proxy Cards should be delivered to the Company's agent as soon as possible. An addressed return envelope is enclosed for this purpose, which requires no postage if mailed in the United States. Proxy Cards and revocations of proxy votes will be deemed to have been received by the Company upon actual delivery at the above address.

DISSENTER’S RIGHTS

Stockholders have certain dissenter’s rights under Colorado Law. Please see “Your Dissenter’s Rights and How to Exercise Them Under Colorado Law” section above in this Proxy Statement.

EXPENSE OF PROXY SOLICITATION

The Company will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement and any additional material furnished to stockholders. Brokerage firms and other custodians, nominees, and fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorization for the execution of consents. The Company may, upon request, reimburse brokerage firms, and other custodians, nominees, and fiduciaries for their reasonable expenses in forwarding solicitation materials to their principals.

ADDITIONAL INFORMATION

The Company files reports and other information with the Securities and Exchange Commission. Copies of these documents may be obtained at the SEC's public reference room in Washington, D.C. The Company's SEC filings are also available from commercial document retrieval services or on the SEC's web site at http://www.sec.gov. Stockholders may also request a copy of the Company's financial reports filed with the SEC by contacting the Company's Secretary in writing at 750 Broad Street, Shrewsbury, New Jersey 08876 or by calling (908) 927-0004.

By Order of the Board of Directors

Michael J. Cavaleri, President

September __, 2007
Shrewsbury, New Jersey

IMPORTANT
PLEASE COMPLETE, SIGN AND DATE YOUR WRITTEN PROXY AND PROMPTLY
RETURN IT IN THE ENCLOSED ENVELOPE

PROXY CARD OF THE STOCKHOLDERS
OF
DOWNSIDE UP, INC.

This proxy vote is solicited by the Board of Directors. When properly executed, this proxy will be voted as designated by the undersigned. If this proxy is signed, dated, and delivered with no designation by the undersigned, this proxy will constitute the stockholder's vote for the ESP Acquisition and of the Amendments.
[X] PLEASE MARK AS IN THIS SAMPLE.

Approval of the ESP Acquisition by the Company

MARK ONLY ONE OF THE FOLLOWING THREE BOXES:

☐ FOR	☐ WITHHOLD	☐ ABSTAIN

Amendment No. 1 to increase the authorized Common Stock of the Company from 20,000,000 shares to 200,000,000 shares.

MARK ONLY ONE OF THE FOLLOWING THREE BOXES:

☐ FOR	☐ WITHHOLD	☐ ABSTAIN

Amendment No. 2 to insert a new provision into the Company’s Articles of Incorporation, permitting stockholder action by majority stockholder written consent.

MARK ONLY ONE OF THE FOLLOWING THREE BOXES:

☐ FOR	☐ WITHHOLD	☐ ABSTAIN

Amendment No. 3 to change the corporate name of the Company to “ESP Enterprises, Inc.”.

MARK ONLY ONE OF THE FOLLOWING THREE BOXES:

☐ FOR	☐ WITHHOLD	☐ ABSTAIN

(Please sign and date below)
Dated:____________________,
Signature of Stockholder(s) Signature of Stockholder(s)

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Exhibit A

AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION dated as of September 14, 2007 (the “Agreement”), between Downside Up, Inc., a Colorado corporation (“DUI”), ESP Resources Inc. , a Delaware corporation (“ESP”) and DUI Operations, Inc., a wholly-owned Subsidiary of DUI in organization (“Subsidiary”) and the shareholders of ESP, set forth on Schedule A hereto (the “ESP Shareholders”). ESP, DUI and Subsidiary may also be referred to herein as the “Constituent Corporations” or the “Parties.”

WHEREAS, the Parties acknowledge and affirm the following:

A.	DUI is a corporation duly organized and existing under the laws of the State of Colorado.

B.	ESP is a corporation duly organized and existing under the laws of the State of Delaware.

C.	Subsidiary is a corporation which is 100% owned by DUI and is duly organized and existing under the laws of the State of Delaware.

D.	The Colorado Business Corporation Act and the Delaware General Corporation Law permit the merger of ESP with and into the Subsidiary..

E.
DUI and ESP and their respective Boards of Directors declare it advisable and to the advantage, welfare, and best interests of said corporations and their respective stockholders to merge Subsidiary with and into ESP pursuant to the provisions of their respective state laws upon the terms and conditions hereinafter set forth.

F.	The respective Boards of Directors of DUI and ESP have approved this Agreement; and the shareholders of ESP have approved the merger.

G.	For federal income tax purposes, it is intended that the merger qualify as a tax free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “IRC”).

ARTICLE 1
THE MERGER

 1.1 Merger.

In accordance with the provisions of this Agreement and applicable provisions of their respective state laws, Subsidiary shall be merged with and into ESP (the “Merger”). Following the Merger, the separate existence of Subsidiary shall cease and ESP shall be, and is herein sometimes referred to as, the “Surviving Corporation.” For the purposes of this Agreement, this form of transaction may also be referred to herein as a “reverse triangular merger.”

1.2 Filing and Effectiveness.

The Merger shall become effective when the following actions shall have been completed:

(a)
This Agreement and the Merger shall have been adopted and approved by the shareholders of ESP and DUI in accordance with the requirements of the Colorado Business Corporation Act and the Delaware General Corporation Law ;

(b)	DUI shall have formed a wholly-owned subsidiary for the purposes of this Merger in accordance with the requirements of the DGCL (the “Subsidiary”);

(c)	All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived, in writing, by the Party entitled to satisfaction thereof;

(d)
As soon as practicable following the Closing, the Parties shall execute a Certificate of Merger meeting the requirements of the Colorado Business Corporation Act and the Delaware General Corporation Law and file same with the Secretaries of State of the States of Colorado and Delaware in substantially the form attached hereto as Exhibit A; the time the Certificate of Merger is filed with the Secretary of State of the State of Colorado is the “Effective Time”; and

(e)
The closing of the transactions described in this Agreement is herein called the “Closing.” The Parties agree that the Closing of the transactions identified in this Agreement shall take place at the offices of Joseph J. Tomasek, Esq., or at such other place as the Parties may mutually determine, on or before October 31, 2007.

(f)	The audit of the financial statements of ESP for the period ended June 30, 2007 shall have been completed with all necessary data and materials delivered by ESP to DUI.

1.3 Effect of the Merger.

Upon the Effective Time, hereinafter defined, and upon the terms and subject to the conditions of this Agreement and in accordance with applicable state laws, the separate existence of Subsidiary shall cease and, ESP, as the Surviving Corporation,: (i) shall continue to possess all of the assets, rights, powers and property of ESP and Subsidiary as constituted immediately prior to the Effective Time, and all debts, liabilities and duties of ESP and Subsidiary shall become the debts, liabilities and duties of the Surviving Corporation, all as more fully provided under the applicable provisions of the applicable state laws.

ARTICLE 2
CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

2.1 Certificate of Incorporation: ESP.

Attached hereto as Exhibit B and made a part hereof is a copy of the Certificate of Incorporation of ESP as in effect in the State of Delaware immediately prior to the Closing; and at the Effective Time said Certificate of Incorporation shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.2 Subsidiary.

Attached hereto as Exhibit C and made a part hereof is a copy of the Certificate of Incorporation of Subsidiary as in effect immediately prior to the Closing.

2.3 Bylaws.

Attached hereto as Exhibit D and made a part hereof is a copy of the Bylaws of ESP as in effect immediately prior to the Closing; and at the Effective Time said Bylaws shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.4 Directors and Officers.

The directors and officers of ESP immediately prior to the Closing shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation. The Board of Directors of DUI following the Merger shall consist of Michael Cavaleri of DUI and David Dugas and Anthony Primeaux of ESP until their successors shall have been duly elected and qualified.

ARTICLE 3
TERMS OF MERGER, PAYMENT, EXCHANGE OF STOCK AND INVESTMENT COMMITMENTS

3.1  Conversion of ESP Shares.

(a)
Conversion of Subsidiary Common Stock. At the Effective Time, each outstanding share of the common stock no par value per share, of Subsidiary shall, by virtue of the Merger and without any action on the part of DUI, Subsidiary or ESP, be converted into one fully paid and non-assessable share of common stock of the Surviving Corporation.

(b)
Each share of the common stock, $.0001 par value per share, of ESP (“ESP Common Stock”) issued and outstanding prior to the Effective Time shall by virtue of the Merger and without any action on the part of DUI, Subsidiary, ESP or any holder thereof, be converted into and be exchangeable for the right to receive newly issued , fully paid and non-assessable voting common shares, no par value, of DUI ("DUI Shares"), based upon an exchange ratio (“Exchange Ratio”) determined in accordance with the provisions below.

(c)
Amount of DUI Shares to be Exchanged: Upon the Closing, DUI shall issue and exchange for the ESP Common Stock with the ESP Shareholders newly issued DUI Shares at the conversion rate of .608108 DUI Shares for each share of the common stock of ESP.

At the Effective Time, each share of the ESP Common Stock held by the ESP immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of Merger Sub or the Company, be canceled, retired and cease to exist and no payment shall be made with respect thereto.

No Further Ownership Rights in ESP Common Stock. All DUI Shares issued and exchanged in accordance with the terms of this Article 3 shall be deemed to have been issued in full satisfaction of all rights pertaining to the ESP Common Stock.

(d)
Appraisal Rights: This executed Agreement shall constitute each of the ESP Stockholders' acknowledgment to decline any appraisal rights under the statutes and laws of the State of Delaware. By executing this Agreement, each ESP Stockholder acknowledges receipt of written notice of appraisal rights and a copy of the applicable section of the DGCL at least 20 days prior to the date of executing this Agreement.

 3.2 Status of DUI Common Shares.

(a)
The DUI Common Shares to be issued to the ESP Shareholders in the reorganization will not be registered under the Securities Act of 1933, as amended (the "1933 Act") and may not be sold, transferred or otherwise disposed of except in compliance with the 1933 Act or pursuant to an exemption from the registration provisions thereof and the Securities Exchange Act of 1934, as amended (the "1934 Act").

(b)	Each Certificate representing the DUI Common Shares shall bear the following or substantially similar legend:

"The Shares represented by this Certificate have not been registered under the Securities Act of 1933, as amended. These Shares have been acquired  for investment purposes and not with a view to distribution or resale, and may not be sold, assigned, pledged, hypothecated or otherwise transferred without an effective Registration Statement for such Shares under the Securities Act of 1933, as amended, or an opinion of counsel to the effect that registration is not required under such Act."

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF ESP AND THE ESP SHAREHOLDERS

ESP and the ESP Shareholders represent and warrant to DUI that the statements contained in this Article 4 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing as though made then and as though the Closing were substituted for the date of this Agreement throughout this Article 4, with respect to itself.

4.1 Organization of ESP.

ESP is duly organized, validly existing, and in good standing under the laws of Delaware.

4.2 Authorization of Transaction.

(a)
ESP has full corporate power and authority to execute and deliver this Agreement and to perform his obligations hereunder. This Agreement constitutes the valid and legally binding obligation of ESP, enforceable in accordance with its terms and conditions. Except as expressly contemplated hereby, ESP need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

(b)
The ESP Shareholders, individually represent and warrant to DUI that: this Agreement constitutes the legal, valid and binding obligation of each of the ESP Shareholders and is enforceable against each of them in accordance with the terms hereof; each of them own their respective ESP Common Shares free and clear of any and all liens, claims, pledges, restrictions, obligations, security interests and encumbrances of any kind; Attached hereto as Schedule A is an accurate and complete list of the ESP Common Shares owned by each ESP Shareholder; none of the ESP Shareholders have issued any calls, puts, options and/or any other rights in favor of any third party whatsoever with respect to their ESP Common Shares, and; none of their respective ESP Common Shares are subject to any voting agreements, voting trusts, stockholder agreements and/or any other agreements, obligations or understandings.

4.3 Non-contravention.

Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which ESP is subject or any provision of its charter or bylaws; or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which ESP is a party or by which it is bound or to which any of its assets is subject, except for such notices or consents which have been given or obtained by ESP on or prior to the Closing.

4.4 Capitalization.

The authorized capital stock of ESP consists of 100,000,000 shares of Class A Common Stock, $.0001 par value per share, of which 29.6 million shares are issued and outstanding; 5,000,000 shares of Class B Common Stock, $.0001 par value per share, none of which are issued and outstanding, and; 20,000,000 shares of Class A Preferred Stock, $.0001 par value per share of which none are outstanding. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require ESP to issue, sell, or otherwise cause to become outstanding any of its capital stock. There is no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to ESP’s Common Stock. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting of the capital stock of ESP.

4.5 Investment.

The ESP Shareholders are not acquiring the Common Shares of DUI with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act of 1933. ESP and the ESP Shareholders have had access to all information concerning DUI and its operations which it required to make its investment decision.

4.6 Brokers' Fees.

ESP has incurred no obligation to pay any commission, finder’s fee or other charge in connection with the transactions contemplated in this Agreement for which DUI could become liable or obligated. ESP and the ESP Shareholders, jointly and severally, will indemnify and hold DUI, and the Subsidiary, their respective officers, directors, employees, accountants and lawyers harmless from and against any and all liabilities and claims of any nature whatsoever arising out of or in connection with any commission, fee or charge so far as any arises by reason of services alleged to have been rendered to, or at the instance of, ESP and/or the ESP Shareholders. This indemnification shall survive the Closing and shall be included in the terms of indemnification set forth in Article 4.7 of this Agreement.

4.7  Events Subsequent to Fiscal Year End.

Since the most recent fiscal year end of ESP there has not been any material adverse change in the business, financial condition, operations, results of operations, or future prospects of ESP taken as a whole. ESP and the ESP Shareholders, jointly and severally, shall indemnify, defend and hold DUI and Subsidiary, their successors and assigns, harmless from and against any order, action, cost, claim, damage, disbursement, expense, liability, loss, deficiency, obligation, penalty, fine, assessment or settlement of any kind or nature, whether foreseeable or unforeseeable, including, but not limited to, any and all attorney’s fees, costs, and other expenses, directly or indirectly, as a result of, or upon or arising from (i) any inaccuracy or breach or non-performance of any of the representations, warranties, covenants or agreements made by ESP or the ESP Shareholders in or pursuant to this Agreement, (ii) any order, action, cost, claim, damage, liability or lien arising out of ESP’s or ESP Shareholder’s conduct before or after the Closing, (iii) any third party claims against ESP or the ESP Shareholders, before or after the Closing that arise from ESP’s or ESP Shareholder’s conduct, or (iv) any loss or liability the proximate cause of which is determined to be the result of ESP’s or ESP Shareholder’s negligence or failure to comply with their respective obligations under this Agreement. DUI and/or Subsidiary, as the case may be, their successors and assigns, shall notify ESP and/or the ESP Shareholders of any claim for indemnification with reasonable promptness, and ESP’s or ESP’s legal representatives or ESP Shareholder’s or their legal representatives shall have, at their election, the right to compromise or defend any such matter involving such asserted liability of ESP and/or the ESP Shareholders through counsel of their own choosing, at the expense of ESP and the ESP Shareholders. ESP and the ESP Shareholders shall notify DUI and the Subsidiary, or their successors or assigns, in writing promptly of their intention to compromise or defend any claim and DUI and/or the Subsidiary, or their successors or assigns, shall cooperate with ESP and the ESP Shareholders, their respective counsel in compromising or defending any such claim, in accordance with Article 8 hereof. The terms of this Article 4.7 shall survive Closing.

4.8 Undisclosed Liabilities.

ESP has no material liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or un-accrued, whether liquidated or un-liquidated, and whether due or to become due, including any liability for taxes), except for (i) liabilities set forth on the ESP Financial Statements; and (ii) liabilities which have arisen after the date of the ESP Financial Statements in the ordinary course of business. As used herein, “ESP Financial Statements” consist of the financial statements of ESP previously delivered to DUI in the form attached hereto as Exhibit E.

4.9 Legal Compliance.

ESP has complied with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof), and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against ESP alleging any failure so to comply, except where the failure to comply would not have a material adverse effect on the business, financial condition, operations, results of operations, or future prospects of ESP.

4.10 Tax Matters.

(a)
ESP has filed all income tax returns that it has been required to file. All such income tax returns were correct and complete in all material respects. All income taxes owed by ESP (whether or not shown on any income tax return) have been paid. ESP is not currently the beneficiary of any extension of time within which to file any income tax return.

(b)
There is no material dispute or claim concerning any income tax liability of ESP either (i) claimed or raised by any authority in writing; or (ii) as to which ESP has knowledge based upon personal contact with any agent of such authority.

4.11 Contracts.

The ESP Financial Statements disclose all material contracts of ESP. Each contract or legal obligation of ESP which is to be assumed by DUI in connection with the Merger is listed on Exhibit F hereto. To the extent requested, true and correct copies of such contracts have been delivered to DUI for due diligence purposes.

4.12 Environmental, Health and Safety Matters.

ESP and its predecessors and affiliates have complied and are in compliance, in each case in all material respects, with all Environmental, Health, and Safety Requirements. As used herein “Environmental, Health & Safety Requirements” means any Environmental, Health & Safety law or regulation including air and water quality laws and regulations and other similar requirements.

4.13 Disclosure.

The representations and warranties contained in this Article 4 do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Article 4 not misleading.

4.14 Financial Statements.

The ESP Financial Statements are true and correct in all material respects, have been prepared on a consistent basis, and fairly represent the business, financial condition, assets and liabilities of ESP.

4.15 Litigation.

There is no claim, suit, action, proceeding or investigation pending or, to the knowledge of ESP, pending against ESP or any of its subsidiaries or assets which, individually or in the aggregate, could reasonably be expected to have a material adverse effect on ESP.

4.16 Materials Required for Audit.

To the best of its knowledge, ESP has maintained its records, data and materials related to the financial accounting of the business, and have all such data and materials immediately available, such that an audit may be completed per regulatory requirements.

ARTICLE 5
REPRESENTATIONS AND WARRANTIES OF DUI

DUI represents and warrants to ESP and to the ESP Shareholders that the statements contained in this Article 5 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing (as though made then and as though the Closing were substituted for the date of this Agreement throughout this Article 5).

5.1 Organization of DUI

DUI is a corporation duly organized, validly existing, and in good standing under the laws of Colorado. DUI has one subsidiary, DUI Operations, Inc., the Subsidiary.

5.2 Authorization of Transaction.

DUI has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and no approval of DUI’s shareholders is required under the laws of Colorado to consummate the Merger and other transactions contemplated in this Agreement. This Agreement constitutes the valid and legally binding obligation of DUI, enforceable in accordance with its terms and conditions. Except as expressly contemplated hereby, DUI need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

5.3 Non-contravention.

Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which DUI is subject or any provision of its charter or bylaws; or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which DUI is a party or by which it is bound or to which any of its assets is subject, except for such notices or consents which have been given or obtained by DUI on or prior to the Closing.

5.4 Capitalization.

The authorized capital stock of DUI consists of 20,000,000 shares of Common Stock, no par value per share, and 5,000,000 shares of Preferred Stock. As of the date of this Agreement, no preferred shares are outstanding, 1,230,000 shares of Common Stock are outstanding and upon the Closing, there shall be 6,000,000 shares of its Common Stock outstanding. There are no outstanding options, warrants, or other outstanding purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require DUI to issue, sell, or otherwise cause to become outstanding any of its capital stock except as may be set forth in one or more of the material agreements identified in Exhibit I hereto. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to DUI’s Common Stock. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting of the capital stock of DUI.

5.5 Intentionally Omitted

 5.6 Brokers' Fees.

DUI has incurred no obligation to pay any commission, finder’s fee or other charge in connection with the transactions contemplated in this Agreement for which DUI could become liable or obligated. DUI will indemnify and hold ESP, and the ESP Shareholders, their respective officers, directors, employees, accountants and lawyers harmless from and against any and all liabilities and claims of any nature whatsoever arising out of or in connection with any commission, fee or charge so far as any arises by reason of services alleged to have been rendered to, or at the instance of, DUI or Subsidiary. This indemnification shall survive the Closing and shall be included in the terms of indemnification set forth in Article 5.7 of this Agreement.

5.7 Events Subsequent to Year End.

Since the most recent calendar-fiscal year end of DUI, there has not been any material adverse change in the business, financial condition, operations, results of operations, or future prospects of DUI taken as a whole.
DUI shall indemnify, defend and hold ESP, ESP Shareholders, their successors and assigns, harmless from and against any order, action, cost, claim, damage, disbursement, expense, liability, loss, deficiency, obligation, penalty, fine, assessment or settlement of any kid or nature, whether foreseeable or unforeseeable, including, but not limited to, any and all attorney’s fees, costs, and other expenses, directly or indirectly, as a result of, or upon or arising from (i) any inaccuracy or breach or non-performance of any of the representations, warranties, covenants or agreements made by DUI or Subsidiary in or pursuant to this Agreement, (ii) any order, action, cost, claim, damage, liability or lien arising out of DUI’s conduct before or after the Closing, (iii) any third party claims against DUI, Subsidiary before or after the Closing that arise from DUI’s conduct, or (iv) any loss or liability the proximate cause of which is determined to be the result of DUI’s negligence or failure to comply with its obligations under this Agreement. ESP and ESP’s Shareholders, their successors and assigns, shall notify DUI of any claim for indemnification with reasonable promptness, and DUI or DUI’s legal representatives shall have, at their election, the right to compromise or defend any such matter involving such asserted liability of DUI through counsel of their own choosing, at the expense of DUI. DUI shall notify ESP, ESP’s Shareholders, or their successors or assigns, in writing promptly of their intention to compromise or defend any claim and ESP, ESP’s Shareholders, or their successors or assigns, shall cooperate with DUI and DUI’s counsel in compromising or defending any such claim, in accordance with Article 8 hereof. The terms of this Article 5.7 shall survive Closing.

5.8 Undisclosed Liabilities.

DUI has no material liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or un-accrued, whether liquidated or un-liquidated, and whether due or to become due, including any liability for taxes), except for (i) liabilities set forth on the DUI Financial Statements; and (ii) liabilities which have arisen after the date of the DUI Financial Statements in the ordinary course of business. As used herein, “DUI Financial Statements” consist of the financial statements of DUI previously delivered to ESP in the form attached hereto as Exhibit H.

5.9 Legal Compliance.

DUI has complied with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof), and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against DUI alleging any failure so to comply, except where the failure to comply would not have a material adverse effect on the business, financial condition, operations, results of operations, or future prospects of DUI.

 5.10 Tax Matters.

(a)
DUI has filed all income tax returns that it has been required to file. All such income tax returns were correct and complete in all material respects. All income taxes owed by DUI (whether or not shown on any income tax return) have been paid. DUI is not currently the beneficiary of any extension of time within which to file any income tax return.

(b)
There is no material dispute or claim concerning any income tax liability of DUI either (i) claimed or raised by any authority in writing; or (ii) as to which DUI has knowledge based upon personal contact with any agent of such authority.

5.11 Contracts.

The DUI Financial Statements disclose all material contracts of DUI. Each contract or legal obligation of DUI to which DUI shall remain subject after the Merger is listed on Exhibit I hereto. To the extent requested, true and correct copies of such contracts have been delivered to ESP for due diligence purposes.

5.12 Environmental, Health and Safety Matters.

DUI and its predecessors and affiliates have complied and are in compliance, in each case in all material respects, with all Environmental, Health, and Safety Requirements. As used herein “Environmental, Health & Safety Requirements” means any Environmental, Health & Safety law or regulation including air and water quality laws and regulations and other similar requirements.

5.13 Disclosure.

The representations and warranties contained in this Article 5 do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Article 5 not misleading.

5.14 Financial Statements.

The DUI Financial Statements are true and correct in all material respects, have been prepared on a consistent basis, and fairly represent the business, financial condition, assets and liabilities of DUI.

5.15 Litigation.

There is no claim, suit, action, proceeding or investigation pending or, to the knowledge of DUI, pending against DUI or any of its subsidiaries or assets which, individually or in the aggregate, could reasonably be expected to have a material adverse effect on DUI.

5.16 Materials Required for Audit.

To the best of its knowledge, DUI has maintained its records, data and materials related to the financial accounting of the business, and has all such data and materials immediately available, such that an audit may be completed per regulatory requirements.

ARTICLE 6
REPRESENTATIONS AND WARRANTIES OF SUBSIDIARY

DUI represents and warrants to ESP that Subsidiary has been formed solely for the purpose of this Merger and that no contract, liabilities or other obligations exist in Subsidiary.

6.1 Organization of Subsidiary.

Subsidiary is a corporation duly organized, validly existing, and in good standing under the laws of Delaware and 100% owned by DUI.

6.2 Authorization of Transaction.
 DUI has full corporate power and authority to execute and deliver Subsidiary with regard to this Agreement and to perform its obligations hereunder, including shareholder approval as may be required by the DGCL.

6.3 Non-contravention.

Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which DUI or Subsidiary is subject or any provision of its charter or bylaws; or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which DUI or Subsidiary is a party or by which it is bound or to which any of its assets is subject, except for such notices or consents which have been given or obtained by ESP on or prior to the Closing.

6.4 Capitalization.

The authorized capital stock of Subsidiary consists of two hundred (200) shares of Common Stock, $.01 par value per share, and no shares of Preferred Stock. As of the date of the Closing, there shall be 200 shares issued and outstanding and owned by DUI. There are not now nor shall there be any outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require Subsidiary to issue, sell, or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to Subsidiary’s Common Stock. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting of the capital stock of Subsidiary.

ARTICLE 7
PRE-CLOSING COVENANTS

The Parties agree as follows with respect to the period between the execution of this Agreement and the Closing:

7.1 General.

Each of the Parties will use its reasonable best efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in Article 9 below).

7.2 Notices and Consents.

Each of the Parties will give any notices to, make any filings with, and use its reasonable best efforts to obtain any and all authorizations, consents, and approvals of governments and governmental agencies in connection with the transactions contemplated hereby.

7.3 Operation of Business.

ESP, DUI, including Subsidiary, will not engage in any practice, take any action, or enter into any transaction outside the ordinary course of business, including, but not limited to declaration of dividends or distributions, redemptions, splits, recapitalizations, or similar events respecting its capital stock prior to Closing except, however, DUI shall prepare and file all documents necessary to increase its authorized common shares and enter into employment and consulting agreements pursuant to which it may issue its securities.

7.4 Full Access For Due Diligence.

The Parties shall permit their respective representatives to have full access at all reasonable times, and in a manner so as not to interfere with their respective normal business operations, to all premises, properties, personnel, books, records (including tax records), contracts, and documents. The Parties shall treat and hold as such any Confidential Information they receive from ESP, will not use any of the Confidential Information except in connection with this Agreement, and, if this Agreement is terminated for any reason whatsoever, will return to ESP all tangible embodiments (and all copies) of the Confidential Information which are in their possession.

7.5 No Shop Promises.

Each of DUI, ESP and the ESP Shareholders have promised to each other that they shall utilize their respective best efforts to undertake any and all measures and deliver any and all documents necessary to consummate the transactions contemplated in this Agreement. The Parties make the following covenants to each other:

(a) Except in the case that it terminates this Agreement pursuant to Article 10(c) or in the event of an automatic termination pursuant to Article 10(d), the ESP Shareholders shall not solicit or seek to acquire any assets or stock of any third party, nor shall they accept any offer to purchase or exchange any assets or securities of ESP from the date of this Agreement to the Closing or through the date they terminate this Agreement pursuant to the Articles set forth in this Article 10(a).

(b) Except in the case that it terminates this Agreement pursuant to Article 10(b) or in the event of an automatic termination pursuant to Article 10(d), DUI shall not solicit or seek to acquire any assets or stock of any third party from the date of this Agreement to the Closing or through the date it terminates this Agreement pursuant to the Articles set forth in this Article 10(b).

ARTICLE 8
POST-CLOSING COVENANTS

The Parties agree as follows with respect to the period following the Closing.

8.1 General.

In case at any time after the Closing any further action is necessary to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party reasonably may request, all at the sole cost and expense of the requesting Party. ESP acknowledges and agrees that from and after the Closing, DUI will be entitled to possession of all documents, books, records (including tax records), agreements, and financial data of any sort relating to ESP.

8.2 Intentionally Omitted

8.3 Litigation Support.

In the event and for so long as DUI or ESP actively are contesting or defending against any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand in connection with (i) any transaction contemplated under this Agreement; or (ii) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction on or prior to the Closing Date involving ESP, then ESP and its affiliates will cooperate with DUI or ESP in the contest or defense, make available their personnel, and provide such testimony and access to their books and records as shall be necessary in connection with the contest or defense, all at the sole cost and expense of the contesting or defending Party.

ARTICLE 9
CONDITIONS TO OBLIGATION TO CLOSE

9.1 Assumption of ESP Liabilities by DUI. DUI shall pay for only such liabilities as disclosed in Exhibit J hereto.

9.2 Conditions to Obligation of DUI and Subsidiary.

The obligations of DUI and Subsidiary to consummate the transactions to be performed by them in connection with the Closing are subject to satisfaction of the following conditions:

(a)	the representations and warranties set forth in Article 4 above shall be true and correct in all material respects at and as of the Closing Date;

(b)	ESP shall have performed and complied with all of its covenants hereunder in all material respects through the Closing, including Article 4 hereby;

(c)
No action, suit, or proceeding shall be pending before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (i) prevent consummation of any of the transactions contemplated by this Agreement; (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation; or (iii) affect materially and adversely the right of ESP to own its assets and to operate its businesses (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

(d)	ESP shall have delivered to DUI a certificate to the effect that each of the conditions specified above in paragraphs 9.2 (a) through (c) is satisfied in all respects;

(e)
All actions to be taken by ESP in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to DUI.

(f)	ESP shall have delivered to DUI its audited financial statements for six month period ended June 30, 2007.

9.3 Conditions to Obligation of ESP and the ESP Shareholders.

The obligation of ESP and the ESP Shareholders to consummate the transactions to be performed by them in connection with the Closing is subject to satisfaction of the following conditions:

(a)	the representations and warranties set forth in Articles 5 and 6 above shall be true and correct in all material respects at and as of the Closing Date;

(b)	DUI shall have performed and complied with all of their covenants hereunder in all material respects through the Closing;

(c)
No action, suit, or proceeding shall be pending before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (i) prevent consummation of any of the transactions contemplated by this Agreement; or (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

(d)	DUI shall have delivered to ESP a certificate to the effect that each of the conditions specified above in paragraphs 9.3 (a) through (c) is satisfied in all respects;

(e)
All actions to be taken by DUI in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to ESP;

(f)	The representations, warranties and covenants of the parties contained in Articles 4, 5, 6, 7 and 8 of this Agreement shall survive the Closing hereunder;

(g)
DUI shall have filed certificates of Amendment to its Articles of Incorporation (i) increasing its authorized common shares from 20,000,000 to 200,000,000 shares and changed its corporate name to ESP Enterprises, Inc.;

(h)	DUI shall have obtained the approval of its shareholders to the Merger in accordance with the Colorado Business Corporation Act and applicable securities laws.

(i)	ESP shall have received no less than $700,000 in loans from DUI, all of which outstanding principal balances and accrued interest shall be forgiven by DUI at the Closing.

ARTICLE 10
TERMINATION

10.1 Termination

This Agreement may be terminated:

(a) by the mutual written consent of DUI and ESP;

(b) by DUI, in the event that any of the conditions to obligation to close enumerated in Section 9.2  have not been satisfied or waived by DUI in writing at or prior to the Closing;

 (c) by ESP and the ESP Shareholders, in the event that any of the conditions to obligation to close enumerated in Section 9.3 have not been satisfied or waived by ESP and the ESP Shareholders, in writing, at or prior to the Closing;

(d) automatically, in the event that the Closing has not occurred on or before October 1, 2007 unless extended by mutual agreement of the parties.

In the event of the termination of this Agreement in accordance with the provisions of this Article 10: this Agreement shall forthwith become null and void and there shall be no liability or obligation on the part of DUI, ESP or the ESP Shareholders or their respective officers and directors, and; the parties shall cooperate to rescind any corporate filings made with the Secretaries of State, States of Colorado and Delaware, if filed.

ARTICLE 11
MISCELLANEOUS

11.1 Further Assurances

From time to time, as and when required by DUI, ESP and/or the ESP Shareholders shall execute and deliver on behalf of ESP such deeds and other instruments, and shall take or cause to be taken by it such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of ESP and to otherwise carry out the purposes of this Agreement. The officers and directors of ESP are fully authorized in the name and on behalf of ESP to take any and all such action and to execute and deliver any and all such deeds and other instruments.

11.2 Agreement

Executed copies of this Agreement will be on file at the office of DUI’s counsel at Joseph J. Tomasek, Esq., 77 North Bridge Street, Somerville, New Jersey 08876, and copies thereof will be furnished to any stockholder of a Constituent Corporation, upon request at such shareholder’s cost. DUI shall be responsible for all post-closing filings with any and all state and federal agencies.

11.3 No Third-Party Beneficiaries.

This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

 11.4 Entire Agreement.

This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, Letter of Intent, or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

11.5 Succession and Assignment.

This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of his or its rights, interests, or obligations hereunder without the prior written approval of the other Parties.

11.6 Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

11.7 Headings.

The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

11.8 Notices.

All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

If to DUI:	Downside Up, Inc. C/O Joseph J. Tomasek, Esq. 77 North Bridge Street Somerville, New Jersey 08876

To ESP:	ESP Resources, Inc. P.O. Box 53846 Lafeyette, Louisiana 70505 Attention: David Dugas, President

Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

11.9 Governing Law.

This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction).

11.10 Amendments and Waivers.

No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by each of the Parties. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

 11.11 Severability.

Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

11.12 Expenses.

Each of the Parties will bear its own costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby.

11.13 Construction.

The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.

11.14 Status.

Nothing contained in this Agreement shall cause a Party to be deemed an agent, employee, franchisee, joint venture, partner or legal representative of any other Party, and no Party shall purport to act in any such capacity for any other Party.

11.15 Arbitration.

Any and all disputes arising out of or relating to this Agreement shall be resolved by arbitration. All arbitration hereunder will be conducted by the American Arbitration Association (“AAA”). If the AAA is dissolved, disbanded or becomes subject to any state or federal bankruptcy or insolvency proceeding, the parties will remain subject to binding arbitration which will be conducted by a mutually agreeable arbitral forum. The parties agree that all arbitrator(s) selected will be attorneys with at least five (5) years securities and corporate reorganization experience. The arbitrator(s) will decide if any inconsistency exists between the rules of any applicable arbitral forum and the arbitration provisions contained herein. If such inconsistency exists, the arbitration provisions contained herein will control and supersede such rules. The site of all arbitration proceedings will be in the City of Princeton and State of New Jersey in which AAA maintains a regional office. Any arbitration award rendered shall be final, conclusive and binding upon the Parties hereto, and a judgment thereon may be entered in any court of competent jurisdiction.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Plan of Merger to be signed by their respective officers thereunto duly authorized as of the date first written above.

ATTEST:	DOWNSIDE UP, INC.

________________________	By: /s/ Michael J. Cavaleri
, Secretary	Michael J. Cavaleri, CEO and President

ATTEST:	DUI OPERATIONS, INC. (In Organization)

________________________	By: /s/ Michael J. Cavaleri
, Secretary	Michael Cavaleri, Chief Executive Officer

ATTEST:	ESP RESOURCES, INC.

___________________	By: /s/ David Dugas
, Secretary	David Dugas, President

SCHEDULE A
LIST OF SHAREHOLDERS AND STOCKHOLDINGS OF ESP RESOURCES, INC.

EXHIBIT A

CERTIFICATE OF MERGER

EXHIBIT B
ESP RESOURCES, INC.
CERTIFICATE OF INCORPORATION

EXHIBIT C
CERTIFICATE OF INCORPORATION
FOR MERGER SUB
DUI Operations, Inc.

EXHIBIT D
BYLAWS OF ESP RESOURCES, INC.

EXHIBIT E
FINANCIAL STATEMENTS
ESP RESOURCES, INC.

EXHIBIT F
ESP RESOURCES, INC.
MATERIAL CONTRACTS

EXHIBIT G
CERTIFICATE OF POWERS, DESIGNATIONS,
PREFERENCES AND RIGHTS OF THE SHARES
OF THE PREFERRED STOCK OF
DOWNSIDE UP, INC.

To Be Designated
Series A Senior Convertible Preferred Stock

Downside Up, Inc.., a Colorado corporation (the “Corporation”), in accordance with Section 7-106-102 of the Colorado Business Corporations Law of the State of Colorado (“CBCL”), by its President, does hereby certify that pursuant to a unanimous written consent of all of the members of the Board of Directors of the Corporation, dated August 22, 2007, duly adopted the following resolutions providing for the issuance of a series of Preferred Stock to be designated Series A Senior Convertible Preferred Stock, par value $.001, and to consist of 1,500,000 shares:

RESOLVED, that the Corporation is hereby authorized to amend its Articles of Incorporation and to file an amendment referred to as a Certificate of  Designations of Preferred Stock to provide for 1,500,000 shares of Series A Senior Convertible Preferred Stock, $.001 par value (“Series A Senior Preferred”),pursuant to the terms and conditions set forth in the Certificate of Designations;

RESOLVED, that the rights, privileges and limitations of each share of Series A Senior Preferred shall be as follows:

1. Issuance. The series of Preferred Stock designated as Series A Senior Preferred shall consist of 1,500,000 shares.

2. Dividends. The holders of said shares of Series A Senior Preferred shall not be entitled to receive any dividends thereon.

3. Priority. The Series A Senior Preferred shall with respect to liquidation rights rank prior to all classes and series of Common Stock and preferred stock.

4. Voting. Except as required by the CBCL and as provided in Section (7) below, the holders of said shares of Series A Senior Preferred shall not be entitled to any voting rights.

5. Cancellation. Shares of Series A Senior Preferred which have been issued and reacquired in any manner, including shares purchased or converted into Common Stock, exchanged or redeemed, shall be canceled on the books of the Corporation and shall not be considered outstanding for any purpose.

6. Liquidation. In the event of any liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or otherwise, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of the Series A Senior Preferred shall be entitled to receive, out of the remaining net assets of the Corporation, the amount of ten ($10.00) Dollars for each share of Series A Senior Preferred (the “Liquidation Price”) held of record by such holder, payable in cash or in shares of stock, securities or other consideration, the value of which stock, securities or other consideration shall be fixed by the Board of Directors, provided, however, that such remaining net assets are sufficient to cover all the before mentioned payments, before any distribution shall be made to the holders of Common Stock of the Corporation. In case such remaining net assets are insufficient to cover all such payments to holders of Series A Senior Preferred, the holders of this series shall receive payments on a pro rata basis.

7. Conversion. Each share of Series A Senior Preferred shall be convertible at any time, at the holder’s option, into shares of Common Stock of the Corporation on the basis of ten (10) shares of Common Stock for 1 share of Series A Senior Preferred. The holder of any shares of Series A Senior Preferred who elects to convert his or her Series A Senior Preferred into Common Stock of the Corporation shall surrender, at the principal office of the Corporation or at such other office or agency maintained by the Corporation for that purpose, the certificate or certificates representing the shares of Series A Senior Preferred to be converted, together with a written affidavit informing the Corporation of his or her election to convert such shares, whereby the date of receipt by the Corporation of such certificates and affidavit shall constitute the “Conversion Date”. As promptly as practicable, and in any event within ten business days after surrender of such certificates, the Corporation shall deliver or cause to be delivered certificates representing the number of validly issued, fully paid and non-assessable shares of Common Stock of the Corporation to which such holder of Series A Senior Preferred so converted shall be entitled. Such conversion shall be deemed to have been made at the close of business on the Conversion Date, so that the rights of the holders of the Series A Senior Preferred shall thereafter cease except for the right to receive Common Stock of the Corporation in accordance herewith, and such converting holder of Series A Senior Preferred shall be treated for all purposes as having become the record holder of such Common Stock of the Corporation at such time.

8. Share Adjustments. In the event that, prior to the conversion of the Series A Senior Preferred Stock by the holder thereof into Common Stock of the Corporation, there shall occur any change in the outstanding shares of Common Stock of the Corporation by reason of the declaration of stock dividends, or through a recapitalization resulting from stock splits or combinations, without the receipt by the Corporation of fair consideration therefor in the form of cash, services or property, the conversion ratio of the Series A Senior Preferred Stock into Common Stock of the Corporation provided for in Section (7) above shall be adjusted such that any holder of Series A Senior Preferred Stock converting such stock into Common Stock subsequent to such change in the outstanding shares of Common Stock of the Corporation shall be entitled to receive, upon such conversion, a number of shares of Common Stock of the Corporation representing the same percentage of common shares outstanding as represented by the shares that he would have received had he converted his Series A Senior Preferred Stock to Common Stock prior to such change in the outstanding shares of Common Stock of the Corporation.

IN WITNESS WHEREOF, we, the undersigned, have executed and subscribed this certificate on August 22, 2007 .

/s/ Michael Cavaleri
Michael Cavaleri, President

ATTEST:

/s/Antelo Luca

Angelo Luca, Secretary

EXHIBIT H
DOWNSIDE UP, INC.
FINANCIAL STATEMENTS

EXHIBIT I
DOWNSIDE UP, INC.
MATERIAL CONTRACTS

EXHIBIT J
LIABILITIES OF ESP RESOURCES, INC.
TO BE ASSUMED BY
DOWNSIDE UP, INC.

Exhibit B

CERTIFICATE OF AMENDMENT NO. 1
OF
CERTIFICATE of INCORPORATION
OF
DOWNSIDE UP, INC.

Exhibit C

CERTIFICATE OF AMENDMENT NO. 2
OF
CERTIFICATE of INCORPORATION
OF
DOWNSIDE UP, INC.

Exhibit D

CERTIFICATE OF AMENDMENT NO. 3
OF
CERTIFICATE of INCORPORATION
OF
DOWNSIDE UP, INC.

Exhibit E

FORM 10-KSB OF DOWNSIDE UP, INC. FOR
THE FISCAL YEAR ENDED APRIL 30, 2007

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 10-KSB

☒ Annual Report Under Section 13 or 15 of The Securities Exchange Act of 1934

For the fiscal year ended April 30, 2007

☐ Transition Report Under Section 13 or 15 of The Securities Exchange Act of 1934

Commission File number: 000-49896

Downside Up, Inc.
(Exact name of small business issuer as specified in its charter)

Colorado
(State or other jurisdiction of Incorporation or organization)

84-1493159
(IRS Employee Identification No.)

750 Broad Street
Shrewsbury, New Jersey 07702
(732) 598-2543
(Address of principal executive offices)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities and Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒ No ☐

Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date:

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act)
Yes ☒ No ☐

State issuer's revenues for its most recent fiscal year: None.

The aggregate market value of the voting stock held by non-affiliates shares (230,000 of $0.001 par value Common Stock) was $0 as of June 30, 2007. The stock price for computation purposes was $-0-, based on the fact that there is presently no Market for the Company's securities. This value is not intended to be a representation as to the value or worth of the Registrant's shares of Common Stock. The number of shares of non-affiliates of the Registrant has been calculated by subtracting shares held by persons affiliated with the Registrant from outstanding shares.

Common Stock, $0.001 par value,1,230,000, common shares outstanding as of June 30, 2007.

Downside Up, Inc.
Form 10-KSB

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Part I

Item 1. Description of Business.

FORWARD LOOKING STATEMENTS

The following discussion should be read in conjunction with our audited financial statements and notes thereto included herein. In connection with, and because we desire to take advantage of, the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, we caution readers regarding certain forward looking statements in the following discussion and elsewhere in this report and in any other statement made by, or on our behalf, whether or not in future filings with the Securities and Exchange Commission. Forward-looking statements are statements not based on historical information and which relate to future operations, strategies, financial results or other developments. Forward looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control and many of which, with respect to future business decisions, are subject to change. These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on our behalf. We disclaim any obligation to update forward-looking statements.

OVERVIEW

(a) History of the Company

Downside Up, Inc. (the "Company" or the "Registrant"), is a Colorado corporation. Our principal business address is 750 Broad Street, Shrewsbury, New Jersey 07702. Our phone number is 973-598-2543.

We were organized under the laws of the State of Colorado on April 9, 1998 to engage in any lawful corporate undertaking, including selected mergers and acquisitions. Our only activity to date has been to attempt to locate and negotiate with a business entity for the merger of that target company into our Company.

(b) Current Operations

Our current operations consist solely of seeking merger or acquisition candidates.

We will attempt to locate and negotiate with a business entity for the merger of that target company into the Company or a wholly owned subsidiary of the Company formed for the purpose of such a merger. In certain instances, a target company may wish to become a subsidiary of the Company or may wish to contribute assets to the Company rather than merge. No assurances can be given that the Company will be successful in locating or negotiating a transaction with any target company.

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We have attempted to provide a method for a foreign or domestic private company to become a reporting ("public") company whose securities are qualified for trading in the United States secondary market.

We believe there are certain perceived benefits to being a reporting company with a class of publicly-traded securities. These benefits are commonly thought to include the following:

•	the ability to use registered securities to acquire assets or businesses;

•	increased visibility in the marketplace;

•	ease of borrowing from financial institutions;

•	improved stock trading efficiency;

•	shareholder liquidity;

•	greater ease in subsequently raising capital;

•	compensation of key employees through stock options;

•	enhanced corporate image;

•	a presence in the United States capital market.

Target companies interested in a business combination with the Company may include the following:

•  a company for whom a primary purpose of becoming public is the use of its securities for the acquisition of other assets or businesses;

•  a company which is unable to find an underwriter of its securities or is unable to find an underwriter of securities on terms acceptable to it;

•  a company which desires to become public with less dilution of its common stock than would occur upon an underwriting;

•  a company which believes that it will be able to obtain investment capital on more favorable terms after it has become public;

•  a foreign company which may wish an initial entry into the United States securities market;

•  a special situation company, such as a company seeking a public market to satisfy redemption requirements under a qualified Employee Stock Option Plan;

•  a company seeking one or more of the other mentioned perceived benefits of becoming a public company.

A business combination with a target company will normally involve the transfer to the target company of the majority of the issued and outstanding common stock of the Company, and the election by the target business of its own management and board of directors.

The proposed business activities described herein classify the Company as a "blank check" company. The Securities and Exchange Commission and many states have enacted statutes, rules and regulations limiting the sale of securities of blank check companies. At the present time, there is no market for the Company's securities.

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(c) Risks Related to the Plan of Operation

The Company's business is subject to numerous risk factors, including the following:

WE HAVE NO RECENT OPERATING HISTORY, NO OPERATING REVENUES, AND WE HAVE MINIMAL ASSETS. The Company has had no operations nor any revenues or earnings from operations. The Company has only limited assets and financial resources. The Company will, in all likelihood, sustain operating expenses without corresponding revenues, at least until the consummation of a business combination. This may result in the Company incurring a net operating loss which will increase continuously until the Company can consummate a business combination with a target company. There is no assurance that the Company can identify such a target company and consummate such a business combination.

THE SPECULATIVE NATURE OF OUR PROPOSED OPERATIONS. The success of the Company's proposed plan of operation will depend to a great extent on the operations, financial condition and management of the identified target company. While management intends to seek business combinations with entities having established operating histories, there can be no assurance that the Company will be successful in locating candidates meeting such criteria. In the event the Company completes a business combination the success of the Company's operations may be dependent upon the management, operations, and financial condition of the target company, and numerous other factors beyond the Company's control.

THERE IS A SCARCITY OF AND COMPETITION FOR BUSINESS OPPORTUNITIES AND COMBINATIONS. The Company is and will continue to be an insignificant participant in the business of seeking mergers with and acquisitions of business entities. A large number of established and well-financed entities, including venture capital firms, are active in mergers and acquisitions of companies which may be merger or acquisition target candidates for the Company. Nearly all such entities have significantly greater financial resources, technical expertise and managerial capabilities than the Company. Consequently, the Company will be at a competitive disadvantage in identifying possible business opportunities and successfully completing a business combination.

WE HAVE NO AGREEMENT FOR ANY BUSINESS COMBINATION OR OTHER TRANSACTION. The Company has no arrangement, agreement or understanding with respect to engaging in a merger with or acquisition of a business entity. There can be no assurance the Company will be successful in identifying and evaluating suitable business opportunities or in concluding a business combination. Management has not identified any particular industry or specific business within an industry for evaluation by the Company. There is no assurance the Company will be able to negotiate a business combination on terms favorable to the Company. The Company has not established a specific length of operating history or a specified level of earnings, assets, net worth or other criteria which it will require a target business opportunity to have achieved to consider a business combination with it. Accordingly, the Company may enter into a business combination with a business entity having no significant operating history, losses, limited or no potential for earnings, limited assets, negative net worth or other negative characteristics.

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OUR MANAGEMENT HAS ONLY A LIMITED TIME COMMITMENT TO THE COMPANY. Our CEO has several business interests and will devote a limited amount of his time to the Company's business. While seeking a business combination, our CEO anticipates devoting up to ten hours per month to the business of the Company. The Company's CEO has not entered into a written employment agreement with the Company and he is not expected to do so in the foreseeable future. We have not obtained key man life insurance on our CEO. Notwithstanding the combined limited experience and time commitment of our CEO, loss of the services of this individual would adversely affect development of the Company's business and its likelihood of continuing operations.

OUR OFFICERS AND DIRECTORS MAY HAVE CONFLICTS OF INTEREST WITH THE BUSINESS OF OUR COMPANY. The Company's officers and directors participate in other business ventures, which may result in conflicts of interest and non- arms length transactions arising in the future. Management has adopted a policy that the Company will not seek a merger with, or acquisition of, any entity in which any member of management serves as an officer, director or partner, or in which they or their family members own or hold any ownership interest.

BEING A REPORTING COMPANY COMPLICATES AND COULD DELAY AN AQCQUISITION. Section 13 of the Securities Exchange Act of 1934 (the "Exchange Act") requires us to provide certain information about significant acquisitions including certified financial statements for the company acquired covering one or two years, depending on the relative size of the acquisition. The time and additional costs that may be incurred by some target companies to prepare such statements may significantly delay or essentially preclude consummation of an otherwise desirable acquisition by the Company. Acquisition prospects that do not have or are unable to obtain the required audited statements may not be appropriate for acquisition so long as the reporting requirements of the Exchange Act are applicable.

WE HAVE A LACK OF MARKET RESEARCH AND NO MARKETING ORGANIZATION. We have neither conducted, nor have others made available to us, results of market research indicating that market demand exists for the transactions contemplated by the Company. Moreover, the Company does not have, and does not plan to establish, a marketing organization. Even in the event demand is identified for the type of merger or acquisition contemplated by the Company, there is no assurance the Company will be successful in completing any such business combination.

CERTAIN REGULATIONS MAY APPLY TO OUR OPERATIONS. Although the Company will be subject to regulation under the Exchange Act, management believes the Company will not be subject to regulation under the Investment Company Act of 1940,insofar as the Company will not be engaged in the business of investing or trading in securities. In the event the Company engages in business combinations, which result in the Company holding passive investment interests in a number of entities, the Company could be subject to regulation under the Investment Company Act of 1940. In such event, the Company would be required to register as an investment company and could be expected to incur significant registration and compliance costs. We have not obtained a formal determination from the Securities and Exchange Commission as to the status of the Company under the Investment Company Act of 1940. If weinadvertently violate such Act, we could be subjected to material adverse consequences.

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THERE WILL BE A CHANGE IN MANAGEMENT. A business combination involving the issuance of the Company's common stock will, in all likelihood, result in shareholders of a target company obtaining a controlling interest in the Company. Any such business combination may require our Management to sell or transfer all or a portion of the Company's common stock held by them, and to resign as directors and officers of the Company. The resulting change in control of the Company will likely result in removal of the present officers and directors of the Company and a corresponding reduction in or elimination of their participation in the future affairs of the Company.

THE PLAN OF OPERATION PROVIDES FOR SUBSTANTIAL DILUTION TO OUR EXISTING SHAREHOLDERS AS A RESULT OF A MERGER. Our plan of operation is based upon a business combination with a business entity which, in all likelihood, will result in the Company issuing securities to shareholders of such business entity. The issuance of previously authorized and unissued common stock of the Company would result in a reduction in percentage of shares owned by the present shareholders of the Company and would most likely result in a change in control or management of the Company.

WE MAY NOT BE ABLE TO ENGAGE IN A TAX FREE ACQUISITION. We intend to structure any business combination so as to minimize the federal and state tax consequences to both the Company and the target entity. However, there can be no assurance that such a business combination will meet the statutory requirements of a tax-free reorganization or that the parties will obtain the intended tax-free treatment upon a transfer of stock or assets. A non-qualifying reorganization could result in the imposition of both federal and state taxes which may have an adverse effect on the parties to the transaction and therefore the transaction itself.

THE REQUIREMENT OF AUDITED FINANCIAL STATEMENTS MAY DISQUALIFY BUSINESS OPPORTUNITIES. Management of the Company will require any potential business combination entity to provide audited financial statements. One or more attractive prospects may choose to forego the possibility of a business combination with the Company rather than incur the expenses associated with preparing audited financial statements. Such audited financial statements may not be immediately available. In such case, the Company intends to obtain certain assurances as to the target company's assets, liabilities, revenues and expenses prior to consummating a business combination, with further assurances that an audited financial statement will be provided after closing of such a transaction. Closing documents relative thereto will include representations that the audited financial statements will not materially differ from the representations included in such closing documents.

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(d) Plan of Operation

We intend to merge with or acquire a business entity in exchange for our securities. We have no particular acquisition in mind and have not entered into any negotiations regarding such an acquisition.

We anticipate seeking out a target business through solicitation. Such solicitation may include newspaper or magazine advertisements, mailings and other distributions to law firms, accounting firms, investment bankers, financial advisors and similar persons, the use of one or more World Wide Web sites and similar methods. No estimate can be made as to the number of persons who will be contacted or solicited. Such persons will have no relationship to management.

We have no full time employees. The Company's CEO and other officers have agreed to allocate a portion of their time to the activities of the Company as consultants. The President/CEO anticipates that the business plan of the Company can be implemented by his devoting approximately 10 hours per month to the business affairs of the Company and, consequently, conflicts of interest may arise with respect to the limited time commitment by such officer.

The Articles of Incorporation of the Company provide that the Company may indemnify officers and/or directors of the Company for liabilities, which can include liabilities arising under the securities laws. Therefore, assets of the Company could be used or attached to satisfy any liabilities subject to such indemnification.

Our plan is to seek, investigate and, if such investigation warrants, acquire an interest in a business entity which desires to seek the perceived advantages of a corporation which has a class of securities registered under the Exchange Act. The Company will not restrict its search to any specific business, industry, or geographical location and the Company may participate in a business venture of virtually any kind or nature. This discussion of the proposed business is not meant to be restrictive of the Company's virtually unlimited discretion to search for and enter into potential business opportunities.

We may seek a business opportunity with entities which have recently commenced operations, or which wish to utilize the public marketplace in order to raise additional capital in order to expand into new products or markets, to develop a new product or service, or for other corporate purposes. The Company may acquire assets and establish wholly-owned subsidiaries in various businesses or acquire existing businesses as subsidiaries.

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We anticipate that the selection of a business opportunity in which to participate will be complex and extremely risky. Due to general economic conditions, rapid technological advances being made in some industries and shortages of available capital, management believes that there are numerous firms seeking the perceived benefits of a publicly registered corporation. Such perceived benefits may include facilitating or improving the terms on which additional equity financing may be sought, providing liquidity for incentive stock options or similar benefits to key employees, and providing liquidity for shareholders and other factors. Business opportunities may be available in many different industries and at various stages of development, all of which will make the task of comparative investigation and analysis of such business opportunities difficult and complex.

The Company has, and will continue to have, only limited capital with which to provide the owners of business opportunities with any cash or other assets. However, we believe the Company will be able to offer owners of acquisition candidates the opportunity to acquire a controlling ownership interest in a publicly registered company without incurring the cost and time required to conduct an initial public offering. Management has not conducted market research and is not aware of statistical data to support the perceived benefits of a merger or acquisition transaction for the owners of a business opportunity.

The analysis of new business opportunities will be undertaken by, or under the supervision of the Company's CEO who is not a professional business analyst. In analyzing prospective business opportunities, management will consider such matters as available technical, financial and managerial resources; working capital and other financial requirements; history of operations, if any; prospects for the future; nature of present and expected competition; the quality and experience of management services which may be available and the depth of that management; the potential for further research, development, or exploration; specific risk factors not now foreseeable, but which then may be anticipated to impact the proposed activities of the Company; the potential for growth or expansion; the potential for profit; the perceived public recognition or acceptance of products, services, or trades; name identification; and other relevant factors. Management will meet personally with management and key personnel of the target business entity as part of its investigation. To the extent possible, the Company intends to utilize written reports and personal investigation to evaluate the above factors. The Exchange Act requires that any merger or acquisition candidate comply with all certain reporting requirements, which include providing audited financial statements to be included in the reporting filings made under the Exchange Act. The Company will not acquire or merge with any company for which audited financial statements cannot be obtained at or within a reasonable period of time after closing of the proposed transaction.

We will in all likelihood not be experienced in matters relating to the business of a target company, and management will rely upon its own experience in accomplishing the business purposes of the Company. Therefore, it is anticipated that outside consultants or advisors may be utilized to assist us in the search for and analysis of qualified target companies.

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The Company will not restrict its search to any specific kind of firm, but may acquire a venture which is in its preliminary or development stage, one which is already in operation, or in a more mature stage of its corporate existence. The acquired business may need to seek additional capital, may desire to have its shares publicly traded, or may seek other perceived advantages which the Company may offer. However, the Company does not intend to obtain additional funds to finance the operation of any acquired business opportunity until such time as the Company has successfully consummated the merger or acquisition transaction.

MANNER OF ACQUISITION

In implementing a structure for a particular business acquisition, the Company may become a party to a merger, consolidation, reorganization, joint venture, or licensing agreement with another entity. We also may acquire stock or assets of an existing business. On the consummation of a transaction it is probable that the present Management and shareholders of the Company will no longer be in control of the Company. In addition, the Company's CEO and director, as part of the terms of the acquisition transaction, likely will be required to resign and be replaced by one or more new officers and directors without a vote of our shareholders.

It is anticipated that any securities issued in any such reorganization would be issued in reliance upon exemption from registration under applicable federal and state securities laws. In some circumstances, however, as a negotiated element of a transaction, the Company may agree to register all or a part of such securities immediately after the transaction is consummated or at specified times thereafter. If such registration occurs, of which there can be no assurance, it will be undertaken by the surviving entity after the Company has entered into an agreement for a business combination or has consummated a business combination and the Company is no longer considered a blank check company. Until such time as this occurs, the Company will not attempt to register any additional securities. The issuance of substantial additional securities and their potential sale into any trading market which may develop in the Company's securities may have a depressive effect on that market.

While the actual terms of a transaction to which the Company may be a party cannot be predicted, it may be expected that the parties to the business transaction will find it desirable to avoid the creation of a taxable event and thereby structure the acquisition as a "tax-free" reorganization under Sections 351 or 368 of the Internal Revenue Code of 1986, as amended.

With respect to any merger or acquisition, negotiations with target company managemnt are expected to focus on the percentage of the Company which the target company shareholders would acquire in exchange for all of their shareholdings in the target company. Depending upon, among other things, the target company's assets and liabilities, the Company's shareholders will in all likelihood hold a substantially lesser percentage ownership interest in the Company following any merger or acquisition. The percentage ownership may be subject to significant reduction in the event the Company acquires a target company with substantial assets. Any merger or acquisition effected by the Company can be expected to have a significant dilutive effect on the percentage of shares held by the Company's shareholders at such time.

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The Company will participate in a business opportunity only after the negotiation and execution of appropriate agreements. Although the terms of such agreements cannot be predicted, generally such agreements will require certain representations and warranties of the parties thereto, will specify certain events of default, will detail the terms of closing and the conditions which must be satisfied by the parties prior to and after such closing, will outline the manner of bearing costs, including costs associated with the Company's attorneys and accountants, and will include miscellaneous other terms.

We are presently subject to all of the reporting requirements included in the Exchange Act. Included in these requirements is the duty of the Company to file audited financial statements as part of its Form 8-K to be filed with the Securities and Exchange Commission upon consummation of a merger or acquisition, as well as the Company's audited financial statements included in its annual report on Form 10-K (or 10-KSB, as applicable). If such audited financial statements are not available at closing, or within time parameters necessary to insure the Company's compliance with the requirements of the Exchange Act, or if the audited financial statements provided do not conform to the representations made by the target company, the closing documents may provide that the proposed transaction will be voidable at the discretion of the present management of the Company.

COMPETITION

The Company will remain an insignificant participant among the firms which engage in the acquisition of business opportunities. There are many established venture capital and financial concerns which have significantly greater financial and personnel resources and technical expertise than the Company. In view of the Company's limited financial resources and limited management availability, the Company may be at a competitive disadvantage compared to the Company's competitors.

Subsequent Events

On May 4, 2006, the Company entered into a Letter of Intent, dated May 1, 2006, with Protection Sciences, Inc. ("Protection"). Pursuant to the Letter of Intent, at the time of the execution of a Definitive Stock Purchase Agreement and the conclusion of the transaction between the parties, Protection (and any assignees as set forth by them) shall be the owners of a total of 91.8% of the total issued and outstanding shares of Downside. The current shareholders shall own 8.2% of the issued and outstanding shares. The transaction has not closed as of the date of this Report.

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Item 2. Description of Property

We sublet a total 3100 square feet from Mortgage Loan Solutions. The rent is a nominal amount, and is sufficient for the purposes of the Company at this time.

Item 3. Legal Proceedings.

No legal proceedings to which the Company is a party were pending during the reporting period, and the Company knows of no legal proceedings of a material nature, pending or threatened, or judgments entered against the Company.

Item 4. Submission of Matters To A Vote Of Security Holders

None

Part II

Item 5. Market for Common Equity and Related Stockholder Matters

(a) Principal Market or Markets. The Company's stock has not traded and, at the present time, it has no trading symbol.

(b) Approximate Number of Holders of Common Stock. The number of holders of record of the Company's Common Stock as of June 30, 2006 was approximately 50.

(c) Dividends. Holders of common stock are entitled to receive such dividends as may be declared by the Company's Board of Directors. No dividends on the common stock were paid by the Company during the periods reported herein nor does the Company anticipate paying dividends in the foreseeable future.

(d) Recent Sales of Unregistered Securities. NOT APPLICABLE

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Item 6. Management's Discussion and Analysis or Plan of Operations

Forward-Looking Statements

Certain statements contained in this annual report on Form 10-KSB including without limitation, statements containing the words "believes," "anticipates," "estimates," "expects," and words of similar import, constitute "forward-looking statements." You should not place undue reliance on these forward-looking statements. Our actual results and the structure of transactions which may occur in the future could differ materially from those described in these forward-looking statements for many reasons, including those set forth in the risk factors included herein and for other reasons including the demands of the specific business entity with which the company may elect to engage in a transaction.

Plan of Operation

See Part I, Item 1, "Description of Business-Plan of Operation."

Liquidity and Capital Resources

At April 30, 2007, the Company's fiscal year end, the Company had cash and cash equivalents of $0, reflecting no change from April 30, 2006. While the Company has no foreseeable capital commitments, it also has no present expectations of generating any cash flow from operations until such time as it may successfully complete the acquisition of the business, operations, or assets of an operating entity.

We believe that our current cash and equivalents will satisfy our expected working capital requirements through fiscal 2007.

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Item 7. Financial Statements

14

Report of Independent Registered Public Accounting Firm

The Board of Directors and shareholders
Downside Up, Inc.:

We have audited the accompanying balance sheet of Downside Up, Inc. as of April 30, 2007, and the related statements of operations, changes in shareholders’ equity, and cash flows for the years ended April 30, 2007 and 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Downside Up, Inc. as of April 30, 2007, and the results of its operations and its cash flows for the years ended April 30, 2007 and 2006 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has incurred losses since inception and has a capital deficit at April 30, 2007. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans regarding these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Cordovano and Honeck LLP
Englewood, Colorado
July 16, 2007

DOWNSIDE UP, INC.
Balance Sheet
April 30, 2007

Assets

Total assets	$—

Liabilities and Shareholders’ Deficit
Current liabilities:
Accounts payable	$845
Accrued liabilities	3,000
Indebtedness to merger candidate (Note 5)	6,700
Total current liabilities	10,545

Shareholders’ deficit:
Preferred stock , no par value; 5,000,000 shares authorized, -0- shares issued and outstanding	—
Common stock , no par value; 20,000,000 shares authorized, 1,230,000 shares issued and outstanding	2,672
Additional paid-in capital	21,271
Accumulated deficit	(34,488)
Total shareholders’ deficit	(10,545)

Total liabilities and shareholders' deficit	$—

See accompanying notes to financial statements

DOWNSIDE UP, INC.
Statements of Operations

	For the Years Ended April 30,
	2007	2006
Costs and expenses:
Contributed rent (Note 2)	$1,200	$1,200
Other general and administrative costs	4,545	3,500
Total costs and expenses	5,745	4,700

Loss before income taxes	(5,745)	(4,700)

Income tax provision (Note 3)	—	—

Net loss	$(5,745)	$(4,700)

Basic and diluted loss per common share	$(0.00)	$(0.00)

Weighted average common shares outstanding	1,230,000	1,230,000

See accompanying notes to financial statements

DOWNSIDE UP, INC.
Statement of Changes in Shareholders' Deficit

	Preferred Stock		Common Stock		Additional paid-in	Accumulated
	Shares	Amount	Shares	Amount	capital	Deficit	Total
Balance at May 1, 2005	—	$—	1,230,000	$2,672	$18,871	$(24,043)	$(2,500)

Contributed rent (Note 2)	—	—	—	—	1,200	—	1,200
Net loss	—	—	—	—	—	(4,700)	(4,700)

Balance at April 30, 2006	—	—	1,230,000	2,672	20,071	(28,743)	(6,000)

Contributed rent (Note 2)	—	—	—	—	1,200	—	1,200
Net loss	—	—	—	—	—	(5,745)	(5,745)

Balance at April 30, 2007	—	$—	1,230,000	$2,672	$21,271	$(34,488)	$(10,545)

See accompanying notes to financial statements

DOWNSIDE UP, INC.
Statements of Cash Flows

	For the Years Ended April 30,
	2007	2006
Cash flows from operating activities:
Net loss	$(5,745)	$(4,700)
Adjustments to reconcile net loss to net cash used by operating activities:
Office space contributed by an affiliate (Note 2)	1,200	1,200
Changes in operating assets and liabilities:
Accounts payable	845	—
Accrued liabilities	(3,000)	—
Indebtedness to merger candidate	6,700	3,500
Net cash used in operating activities	—	—

Net change in cash	—	—

Cash:
Beginning of year	—	—

End of year	$—	$—

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Income taxes	$—	$—
Interest .	$—	$—

See accompanying notes to financial statements

Footnotes to Financial Statements

(1) Summary of Significant Accounting Policies

Organization and Basis of Presentation

Downside Up, Inc. (the “Company”) was incorporated under the laws of Colorado on April 9, 1998 to engage in any lawful corporate undertaking. The Company has no revenue producing operations to date. The Company is classified as a “blank check” shell company. The Company’s business plan is to evaluate, structure and complete a merger with or acquisition of, a privately owned corporation.

On June 2, 2005, two of the Company’s major shareholders completed a Stock Purchase Agreement with Atlantic Capital E & F, LLC (“Atlantic”), resulting in a change of control of the Company (see Note 5).

Going concern

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the accompanying financial statements, the Company has incurred losses since inception and has a capital deficit at April 30, 2007. These factors, among others, may indicate that the Company will be unable to continue as a going concern for reasonable period of time.

The financial statements do not include any adjustments relating to the recoverability and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. The Company’s continuation as a going concern is dependent upon its ability to complete a merger or acquisition with an operating entity and ultimately to attain profitability. The Company intends to evaluate, structure and complete a merger with, or acquisition of, a privately owned operating entity. There is no assurance that the Company will ever be successful in completing a merger or acquisition.

Cash and Cash Equivalents

For financial accounting purposes and the statements of cash flows, the Company considers all highly liquid debt instruments purchased with original maturities of three months or less when acquired to be cash equivalents. The Company had no cash equivalents at April 30, 2007.

Fair Value of Financial Instruments

The Company has determined, based on available market information and appropriate valuation methodologies, the fair values of its financial instruments approximate carrying values. The carrying amounts of current liabilities approximate fair value.

Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Company accounts for income taxes under the provisions of SFAS No. 109, Accounting for Income Taxes. SFAS No. 109 requires recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

Earnings (Loss) per Common Share

Basic net income per share is computed by dividing the net income available to common shareholders (the numerator) for the period by the weighted average number of common shares outstanding (the denominator) during the period. The computation of diluted earnings is similar to basic earnings per share, except that the denominator is increased to include the number of additional common shares that would have been outstanding if potentially dilutive common shares had been issued.

At April 30, 2007, there was no variance between basic and diluted loss per share as there were no potentially dilutive common shares outstanding.

(2) Related Party Transactions

An affiliate provided free office space to the Company, on an as needed basis, for all periods presented in the accompanying financial statements. The Company’s Board of Directors valued this service at approximately $100 per month, based on prevailing local market conditions. The accompanying financial statements include a charge to “Contributed rent” and a credit to “Additional paid-in capital” of $1,200 and $1,200, respectively, for the years ended April 30, 2007 and 2006.

(3) Income Taxes

Following are reconciliations of U.S. statutory federal income tax rate to the effective rate:

	Years Ended
	April 30,
	2007	2006
U.S. statutory federal rate	15.00%	15.00%
State income tax rate, net of federal benefit	3.94%	3.94%
Contributed rent	-3.96%	-4.84%
Net operating loss (NOL) for which no tax
benefit is currently available	-14.98%	-14.10%
	0.00%	0.00%

At April 30, 2007, deferred taxes consisted of a net tax asset of $4,469 due to operating loss carryforwards of $23,588, which were fully allowed for, in the valuation allowance of $4,469. The valuation allowance offsets the net deferred tax asset for which there is no assurance of recovery. The change in the valuation allowance for the years ended April 30, 2007 and 2006 were $861 and $663, respectively. Net operating loss carryforwards will expire through 2027.

The valuation allowance will be evaluated at the end of each year, considering positive and negative evidence about whether the asset will be realized. At that time, the allowance will either be increased or reduced; reduction could result in the complete elimination of the allowance if positive evidence indicates that the value of the deferred tax asset is no longer impaired and the allowance is no longer required.

Should the Company undergo an ownership change, as defined in Section 382 of the Internal Revenue Code, the Company’s tax net operating loss carryforwards generated prior to the ownership change will be subject to an annual limitation which could reduce or defer the utilization of those losses.

(4) Shareholders’ Equity

Preferred stock

The preferred stock may be issued in series as determined by the Board of Directors. As required by law, each series must designate the number of shares in the series and each share of a series must have identical rights of (1) dividend, (2) redemption, (3) rights in liquidation, (4) sinking fund provisions for the redemption of the share, (5) terms of conversion and (6) voting rights.

Stock Purchase Agreement

On June 2, 2005, two of the Company’s major shareholders completed a Stock Purchase Agreement with Atlantic Capital E & F, LLC (“Atlantic”), whereby Atlantic purchased 750,000 shares of the Company’s issued and outstanding common stock for $80,000. The 750,000 shares constituted approximately 61% of the Company’s issued and outstanding common stock, which resulted in a change of control.

Changes in officers/directors

On June 17, 2005, following the closing of the Stock Purchase Agreement, Mr. James B. Wiegand, who had been serving as the Company’s sole director and officer, resigned from his positions as director and officer. Michael Cavaleri was subsequently appointed the Company’s director and executive officer.

(5) Letter of Intent

On May 1, 2006 the Company entered into a Letter of Intent with Protection Sciences, Inc. (“PSI”), whereby the Company would acquire all of the issued and outstanding common shares of PSI in exchange for 91.8% of the Company’s total issued and outstanding common shares. The transaction would result in a change in control of the Company. The transaction had not closed as of April 30, 2007.

During the year ended April 30, 2007, PSI advanced the Company $6,700 for working capital to pay certain professional fees. The advances carry no interest rate and are due on demand.

Item 8 Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The Company did not have any disagreements on accounting and financial disclosures with its past or present accounting firm during the reporting period.

Item 8A. Controls and Procedures

Within the ninety-day period preceding the filing of this report, our management evaluated the effectiveness of the design and operation of its disclosure controls and procedures (the "Disclosure Controls") as of the end of the period covered by this Form 10-KSB and (ii) any changes in internal controls over financial reporting that occurred during the last quarter of our fiscal year. This evaluation ("Controls Evaluation") was done under the supervision and with the participation of management, including the Chief Executive Officer /Chief Financial Officer ("CEO/CFO"), who joined the registrant in June 2005.

Limitations on the Effectiveness of Controls

A control system, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the control system are met. Further, the design of a control system must reflect the fact that there are resource constraints, and the benefits of controls must be considered relative to their costs. Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, have been detected. Because of the inherent limitations in a cost effective control system, misstatements due to error or fraud may occur and not be detected. We will conduct periodic evaluations of our internal controls to enhance, where necessary, our procedures and controls.

Item 8B Other Information

Not Applicable

15

Part III

Item 9 Directors, Executive Officers, Promoters and Control Persons; Compliance with Section 16(a) of the Exchange Act

The following individuals have been appointed by to our Board of Directors, effective June 21, 2005, to serve until the next annual meeting of the shareholders of the registrant or until their successors are elected and qualified or appointed:

Name	Age	Position
Michael J. Cavaleri	50	Director, CEO/CFO

Angelo Luca	48	Director, Vice President, Corporate Secretary

Michael J. Cavaleri was appointed Director, Chief Executive Officer and Chief Financial Officer by the controlling shareholder until the next annual meeting of the shareholders of the Company, or until his successor is elected or appointed and qualified. Mr. Cavaleri has since 1990 been the Chief Financial Officer of Commercial Data Processing, Inc., of Fairfield, NJ, where he has directed the financial affairs, including the coordination of the fiscal policies and budgets, been involved with the reporting and analysis of financial results as well as improving profitability, contract and lease negotiations, and coordination of outside legal, accounting and tax functions. Improved reliability of financial management through the introduction and implementation of a department specific financial reporting system, automated the daily accounting system facilitating timely and accurate billing and accounts receivable management, directed the effort to implement EDI for client billing, developed a gross profit analysis program to ensure optimum profitability by customer, negotiated leases for office space and multi-year customer contracts worth in excess of $10 million with Fortune 100 companies, being involved in the acquisition of a subsidiary including the negotiation of financing, negotiate outsourcing arrangements with both domestic and international organizations, negotiate banking arrangements and lines of credit and provide guidance in raising capital through debt and equity opportunities, represented and negotiated over 20 financial contracts with various suppliers obtaining the best value on behalf of the company and its customer base, proactively manage the company's cash flow and capital expenditures, review all potential bid proposals for financial accuracy allowing the company to maintain a stable financial environment and coordinate and communicate all financial requests and results with the Senior Leadership Team, Board of Directors and external stakeholders to ensure all are aware of any and all potential and actual financial impacts.

Angelo Luca was appointed Director, and Vice-President and Corporate Secretary by the controlling shareholder until the next annual meeting of the shareholders of the Company, or until his successor is elected or appointed and qualified. From 2000 until 2004 Mr. Luca was Director of Production for Early Warning, Inc. of New York City, where he held the title of Director of Production where he as involved with and worked closely with CEO and President on all managing aspects of 100 million dollar company, developed, approved and purchased fabrics, trims and hardware for domestic and overseas production, directed staff to meet deadlines and insure on-time deliveries, followed-up through execution of production schedules utilizing bi-lingual ability, re-organized structure of production department to enhance effectiveness of information flow, generated and finalized production schedules and account status reports , organized information needed to manage resources, arranged and process proper documentation for various clients, maintained daily communication with vendors and suppliers and resolved issues in all areas of production.

16

On June 30, 2005, which transaction was completed on or about July 1, 2005, control of the Registrant was assumed by Atlantic Capital E & F, LLC, of 750 Broad Street, Shrewsbury, New Jersey 07702, with the purchase from James B. Wiegand and Max Gould, equally, of a total of 750,000 shares of common stock of the Registrant.

The Control Person(s) of Atlantic E & F Capital, LLC are: Elliot Bauer and Francesca Anello.

The transaction involved the payment of a total of $80,000 for the 750,000 amount of shares, previously owned by James B. Wiegand and Max Gould. The source of the funds used in this transaction was the funds of the purchaser.

Item 10. Executive Compensation

Our Officers and Directors do not receive compensation at this time.

Item 11. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth, as of June 30, 2006, each person known by the Company to be the beneficial owner of five percent or more of the Company's Common Stock, all directors individually and all directors and officers of the Company as a group. Except as noted, each person has sole voting and investment power with respect to the shares shown.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
Corporate Management Services, Inc. (1)	250,000	20.3%
1823 S Quincy Street
Tulsa, OK 74120

Atlantic Capital E & F LLC	287,000	23.3%
750 Broad Street
Shrewsbury, New Jersey 07702

Innovative Marketing Concepts	176,000	14.3%

Roadwings Financial Services, LLC	287,000	23.3%

Michael J. Cavaleri	-0-	-0-
CEO of the Company

Angelo Luca	-0-	-0-
Vice President

All Executive Officers
and Directors as a Group (2 Persons)	-0-	-0-

17

Item 12. Certain Relationships and Related Transactions

Not Applicable

Item 13. Exhibits

3.1	Articles of Incorporation of the Registrant, as amended*

3.2	By-laws of the Registrant, as amended*

31.1	Section 302 Certification of Chief Executive Officer and Chief Accounting/Financial Officer (1)

31.2	Section 302 Certification of Vice-President (1)

32.1	Section 906 Certification of Chief Executive Officer and Chief Accounting/Financial Officer (1)

32.2	Section 906 Certification of Vice-President (1)

* Previously filed as an exhibit to the Company's Form 10-SB filed on June 28, 2002

(1) Filed herewith

Item 14. Principal Accountant Fees And Services

Audit and audit-Related Fees

During the year ended April 30, 2006, the Company's principal accountant billed $3,500 in fees that were directly associated with the preparation of annual 6udit reports and quarterly review reports.

During the year ended April 30, 2007, the Company's principal accountant billed$4,200 in fees that were directly associated with the preparation of annual audit reports and quarterly review reports.

Tax Fees

The Company's principal accountant did not bill any tax fees during the years ended April 30, 2007 and 2006.

18

All Other Fees

The Company's principal accountant did not bill any other fees during the years ended April 30, 2007 and 2006.

The officers and directors of Downside Up have determined that the services provided by our Company's principal accountant, as referred to in the above paragraphs, are compatible with maintaining the principal accountant's independence.

Audit Committee's Pre-Approval Policies and Procedures

Due to the fact that Downside Up had only two active officers and directors at the present time, the Company does not have an audit committee at this time.

Percentage of Hours Expended

All hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributable to work performed by persons that are the principal accountant's full-time, permanent employees.

19

Signatures

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 31, 2007	Downside Up, Inc.

/s/ Michael J. Cavaleri
Michael J. Cavaleri,
Chief Executive Officer and Chief Financial Officer

/s/ Angelo Luca
Angelo Luca,
Vice President and Corporate Secretary

20

Exhibit F

FORM 10-QSB OF DOWNSIDE UP, INC.
FOR
QUARTERLY PERIOD ENDED JULY 31, 2007

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-QSB

Quarterly Report Pursuant to Section 13 or 15(D) of The Securities Act of 1934

For the quarterly period ended: July 31, 2007

Commission File number: 000-49896

Downside Up, Inc.
(Exact name of small business issuer as specified in its charter)

Colorado
(State or other jurisdiction of Incorporation or organization)

84-1493159
(IRS Employee Identification No.)

750 Broad Street
Shrewsbury, New Jersey 07702
(732) 598-2543
 (Address of principal executive offices)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities and Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes ☒ No ☐

Indicate the number of shares outstanding of each of the issuer’s classes of common stock, as of the latest practicable date:

Common Stock, $0.001 par value	1,230,000
(Class)	(Outstanding as of September 15, 2007)

DOWNSIDE UP, INC.
FORM 10-QSB
July 31, 2007

INDEX

		Page
Part I -	FINANCIAL INFORMATION

Item 1.	Financial Statements (Unaudited)
	Consolidated Balance Sheets	F-1
	Consolidated Statements of Operations	F-2
	Consolidated Statements of Cash Flows	F-3
	Consolidated Statements of Stockholders’ Equity
	Notes to Consolidated Financial Information	F-4

Item 2	Management’s Discussion and Analysis or Plan of Operation	3

Item 3	Controls and Procedures	8

Part II -	OTHER INFORMATION

Item 1.	Legal Proceedings	8

Item 2.	Unregistered Sales of Equity Securities and Use of Proceeds	9

Item 3.	Defaults Upon Senior Securities	9

Item 4.	Submission Of Matters To A Vote Of Security Holders	9

Item 5.	Other Information	10

Item 6.	Exhibits

Signatures

Certifications

2

PART I: FINANCIAL INFORMATION

DOWNSIDE UP, INC.
Condensed Balance Sheet
July 31, 2007
(Unaudited)

Assets
Current assets:
Cash	$9,836
Restricted cash (Note 4)	150,000
Note receivable (Note 5)	350,000
Accrued interest receivable	1,458
Total current assets	511,294

Debt issue costs, less accumulated amortization of $3,085	70,960

Total assets	$582,254

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable and accrued liabilities	$56,508
Indebtedness to former merger candidate (Note 3)	6,700
Accrued interest payable (Note 4)	2,500
Total current liabilities	65,708

Long-term debt (Note 4):
Convertible notes payable, net of unamortized
discount of $563,165	36,835
Derivative liability	423,243
Total liabilities	525,786

Shareholders’ equity:
Common stock , no par value; 20,000,000 shares authorized,
1,230,000 shares issued and outstanding	2,672
Additional paid-in capital	173,475
Deficit accumulated during development stage	(119,679)
Total shareholders’ equity	56,468

Total liabilities and shareholders' equity	$582,254

See accompanying notes to condensed financial statements

F-1

DOWNSIDE UP, INC.
Condensed Statements of Operations
(Unaudited)

	Three Months Ended
	July 31,
	2007	2006
Operating expenses:
Contributed rent (Note 2)	$300	$300
Other general and administrative costs	68,782	700

Total operating expenses	69,082	1,000

Non-operating income/(expense):
Interest income	1,458	—
Interest expense:
Amortization of debt issue costs	(3,085)	—
Amortization of debt discount	(11,982)	—
Interest on convertible debt	(2,500)	—

Loss before
income taxes	(85,191)	(1,000)

Income tax provision (Note 6)	—	—

Net loss	$(85,191)	$(1,000)

Basic and diluted loss per share	$(0.07)	$(0.00)

Weighted average common shares outstanding	1,230,000	1,230,000

See accompanying notes to condensed financial statements

F-2

DOWNSIDE UP, INC.
Condensed Statements of Cash Flows
(Unaudited)

	Three Months Ended
	July 31,
	2007	2006

Net cash used in operating activities	$(166,119)	$—

Cash flows from investing activities:
Issuance of note receivable to merger candidate (Note 5)	(350,000)	—
Net cash used in investing activities	(350,000)	—

Cash flows from financing activities:
Proceeds from issuance of convertible debt (Note 4)	600,000	—
Payments for debt issue costs	(74,045)	—
Net cash provided by financing activities	525,955	—

Net change in cash	9,836	—

Cash:
Beginning of period	—	—

End of period	$9,836	$—

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Income taxes	$—	$—
Interest	$—	$—
Non-cash investing and financing transactions:
Relative fair value of warrants issued in
connection with convertible debt (Note 4)	$151,904	$—
Derivative liability (Note 4)	$423,243	$—

See accompanying notes to condensed financial statements

F-3

DOWNSIDE UP, INC.
Notes to Condensed Financial Statements
(Unaudited)

Note 1: Basis of Presentation

The financial statements presented herein have been prepared by the Company in accordance with the accounting policies in its audited financial statements for the year ended April 30, 2007 as filed in its Form 10-KSB and should be read in conjunction with the notes thereto. The Company has no revenue producing operations and is classified as a “blank check” company. The Company’s business plan is to evaluate, structure and complete a merger with or acquisition of, a privately owned corporation.

In the opinion of management, all adjustments (consisting only of normal recurring adjustments) which are necessary to provide a fair presentation of operating results for the interim periods presented have been made. The results of operations for the period presented are not necessarily indicative of the results to be expected for the year.

Interim financial data presented herein are unaudited.

Note 2: Related Party Transactions

An affiliate provided free office space to the Company, on an as needed basis, for all periods presented in the accompanying financial statements. The Company’s Board of Directors valued this service at approximately $100 per month, based on prevailing local market conditions. The accompanying financial statements include a charge to “Contributed rent” and a credit to “Additional paid-in capital” of $300 and $300, respectively, for the three months ended July 31, 2007 and 2006.

Note 3: Indebtedness to Former Merger Candidate

As of July 31, 2007, a former merger candidate (see Note 7) had paid professional fees on behalf of the Company totaling $6,700. The payment has been included in the accompanying unaudited interim financial statements as Indebtedness to former merger candidate.

Note 4: Private Placement

During June 2007, the Company commenced a private offering of its securities to accredited investors in certain select states. The Company offered up to forty “Units” to select accredited investors on a best effort basis. The Units are offered for a total subscription price of $25,000 per Unit to persons who qualify as “accredited investors” as such term is defined in the rules and regulations of the Securities Act. Each Unit is comprised of one unsecured convertible promissory note, accruing interest at ten percent (the “Note” or “Notes”) and one warrant to purchase 25,000 shares of its common stock. All or a portion of the principal and accrued interest on the Note, at the holder’s option, may be converted into shares of its common stock, provided that its common shares underlying the Notes are then included in a resale prospectus forming part of a registration statement declared effective by the U.S. Securities and Exchange Commission. Each warrant shall entitle the investor to purchase up to 25,000 shares of its common stock at the exercise price of $1.00 per share, anytime during the five year period following issuance, provided as well that its common shares underlying the Warrants are then included in a resale prospectus forming part of a registration statement declared effective by the U.S. Securities and Exchange Commission. The number of shares into which the Notes are convertible will be equal to the quotient of the converted principal and interest divided by the average trading price of the common shares over the ten trading day period immediately preceding the conversion date, less a twenty-five percent discount. Subject to 30 days’ notice, the Notes shall be redeemed and paid in full at the earlier of either (i) two years from the date of issuance or; (ii) upon the closing of a financing transaction of at least $5,000,000. The Company intends to file a registration statement to register the common shares underlying both the Notes and the Warrants within a reasonable time following the closing of its merger transaction with ESP Resources, Inc. (see Note 8), but no later than October 31, 2007.

F-4

DOWNSIDE UP, INC.
Notes to Condensed Financial Statements
(Unaudited)

The Company relied upon the exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), of Section 4(2) and Regulation D in connection with the issuance of the above identified securities. The Company had a pre-existing relationship with the accredited investors who subscribed to purchase the Units; and no general solicitation was involved; each investor represented in his or her subscription agreement that he or she was an accredited investor, and; investors acknowledged that the securities subscribed for and to be issued were subject to transfer and sale restrictions and would bear a restrictive legend, disclosing that any transfer or other disposition could only be made in compliance with the registration requirements of the Securities Act or pursuant to exemptions therefrom.

As of July 31, 2007, the Company has sold 24 units resulting in gross proceeds of $600,000, of which $450,000 had been received by the Company and $150,000 was held in escrow by the Company’s attorney. Accrued interest expense related to the convertible notes totaled $2,500 at July 31, 2007.

Common Stock Warrants

The relative fair value of the warrants issued with the convertible notes was charged to additional paid-in capital with a corresponding discount on the convertible notes payable.  The discount is amortized over the life of the debt.

The fair value for the warrants was estimated at the date of grant using the Black-Scholes option-pricing model with the following assumptions:

Risk-free interest rate	4.82%
Dividend yield	0.00%
Volatility factor	101.03%
Weighted average expected life	5 years

The weighted average exercise price and weighted average fair value of the warrants were $1.00 and $.339, respectively.  The relative fair value of the warrants totaled $151,904.

Derivative Financial Instrument

The Company generally does not use derivative instruments to hedge exposures to cash-flow risks or market-risks that may affect the fair values of its financial instruments. However, certain other financial instruments, such as embedded conversion features, where an embedded option in a debt security contains the price of a specific equity instrument, are bifurcated and are classified as derivative liabilities. Such financial instruments are initially recorded at fair value and subsequently adjusted to fair value at the close of each reporting period. The derivative liability consisted of the following at July 31, 2007:

		Number of Shares
		In Which The
	Derivative	Derivative Liability
	Liability	Can Be Settled
Embedded conversion feature, July 31, 2007	$423,243	1,621,622

 The fair value of the embedded conversion feature was recorded as a derivative liability with a corresponding discount on the convertible notes payable.  The discount is amortized over the life of the debt.

F-5

DOWNSIDE UP, INC.
Notes to Condensed Financial Statements
(Unaudited)

The fair value for the embedded conversion feature was estimated using the Black-Scholes option-pricing model with the following assumptions:

Risk-free interest rate	4.77%
Dividend yield	0.00%
Volatility factor	75.07%
Weighted average expected life	2 years

As the discounts associated with the warrants and derivative liability are amortized, the reported outstanding principal balance of the convertible notes will approach the remaining unpaid value ($600,000 at July 31, 2007). As of July 31, 2007, amortization of the discounts totaled $11,982 and has been charged to interest expense.

Note 5: Note Receivable

As disclosed in its private offering memorandum, the Company has agreed to loan funds to its merger candidate, ESP Resources, Inc. (“ESP”). On July 10, 2007, the Company received a promissory note from ESP for a total of $2.2 million. As of July 31, 2007, the Company had loaned ESP $350,000. The note pays interest at “the lowest applicable federal rate” and matures on November 10, 2007. The note is unsecured and shall be forgiven upon the closing of the merger transaction between the Company and EPS.

Note 6: Income Taxes

The Company records its income taxes in accordance with Statement of Financial Accounting Standard No. 109, “Accounting for Income Taxes”. The Company incurred net operating losses during the periods shown on the accompanying unaudited interim financial statements resulting in a deferred tax asset, which was fully allowed for, therefore the net benefit and expense result in $-0- income taxes.

Note 7: Letter of Intent - Terminated

On May 4, 2006, the Company entered into a Letter of Intent, dated May 1, 2006, with Protection Sciences, Inc. (“Protection”). Pursuant to the Letter of Intent, at the time of the execution of a Definitive Stock Purchase Agreement and the conclusion of the transaction between the parties, Protection (and any assignees as set forth by them) would have been the owners of a total of 91.8% of the total issued and outstanding shares of Downside. All agreements between the Company and Protection have terminated, including the termination of the Letter of Intent.

Note 8: Subsequent Events

Agreement and Plan of Reorganization

On September 14, 2007, the Company signed an Agreement and Plan of Reorganization with ESP Resources, Inc. (“ESP”), Downside Up, Inc. and the shareholders of ESP Resources, Inc. (the “Merger or Acquisition Agreement”), pursuant to the principal terms of which the ESP shareholders will exchange all of their ESP shares for our common shares, with ESP merging with our wholly-owned subsidiary and becoming the surviving corporation of such merger (the “Merger”) and our new wholly owned subsidiary. As a result of the Merger, ESP shareholders shall own approximately seventy-five (75%) percent of the Company’s outstanding, post-Merger common shares, or 18,000,000 common shares, and the Company’s current shareholders approximately twenty-five percent, or 6,000,000 common shares. Upon consummation of the Merger, a “Change in Control” will take place and all of our officers and directors will resign except that Michael Cavaleri will continue to serve as a director of the company, and the Company will appoint the officers and directors of ESP Resources, Inc. to serve as the Company’s officers and directors.

F-6

DOWNSIDE UP, INC.
Notes to Condensed Financial Statements
(Unaudited)

The Merger is subject to several conditions: first, the Company must obtain the approval of its shareholders for: (i) the Merger as well as for amendments to the Company’s Articles of Incorporation (ii) to increase of its authorized common shares from 20,000,000 to 100,000,000, and; (iii) to change its corporate name to “ESP Enterprises, Inc.” In addition, the Company shall seek shareholder approval to further amend its Articles of Incorporation to insert a provision that would permit shareholder action by majority shareholder written consent. In connection with these proposals the Company is filing a proxy statement with the Securities and Exchange Commission to schedule a special meeting of shareholders to vote on these proposals. Some of the Company’s shareholders who own approximately 61% of the 1,230,000 currently outstanding common shares have indicated that they intend to vote in favor of all of these proposals.

Private Placement

The Company has increased its private offering maximum from the original 40 Units, or $1,000,000, to 100 Units, or $2,500,000. The Company has raised subscription proceeds in its private offering of $1,050,000 as of the date of this report. As disclosed in its private offering memorandum, the Company has loaned a total of $700,000 to ESP Resources, Inc. on an unsecured basis until the closing of the merger transaction between us at which time the loan amount shall be forgiven. The Company’s private placement offering was extended to October 31, 2007, unless the Company decides to terminate it earlier.

F-7

ITEM 2. MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS

FORWARD LOOKING STATEMENTS

The following discussion should be read in conjunction with our audited financial statements and notes thereto included herein. In connection with, and because we desire to take advantage of, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, we caution readers regarding certain forward looking statements in the following discussion and elsewhere in this report and in any other statement made by, or on our behalf, whether or not in future filings with the Securities and Exchange Commission. Forward-looking statements are statements not based on historical information and which relate to future operations, strategies, financial results or other developments. Forward looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control and many of which, with respect to future business decisions, are subject to change. These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on our behalf. We disclaim any obligation to update forward-looking statements.

OVERVIEW

(a) History of the Company

Downside Up, Inc. (the “Company” or the “Registrant”), is a Colorado corporation. Our principal business address is 750 Broad Street, Shrewsbury, New Jersey 07702. Our phone number is 973-598-2543.

We were organized under the laws of the State of Colorado on April 9, 1998 to engage in any lawful corporate undertaking, including selected mergers and acquisitions.

On May 4, 2006, the Company entered into a Letter of Intent, dated May 1, 2006, with Protection Sciences, Inc. (“Protection”). Pursuant to the Letter of Intent, at the time of the execution of a Definitive Stock Purchase Agreement and the conclusion of the transaction between the parties, Protection (and any assignees as set forth by them) would have been the owners of a total of 91.8% of the total issued and outstanding shares of Downside. All agreements between the Company and Protection have terminated, including the termination of the Letter of Intent.

During the last quarter of our 2006 fiscal year, a representative of ESP Resources, Inc. contacted management and a meeting was scheduled to introduce the principals of a specialty chemical business known as ESP Resources, Inc. A meeting between Company management and the ESP principals took place in New York City and initial discussions exploring a potential business combination ensued.

Following a series of meetings and further negotiations, management of ESP, the ESP Shareholders and the Company signed a confidential Letter of Intent pursuant to which the parties agreed to a proposed structure of a business combination between the two companies and to draft and execute a definitive agreement as soon as practicable.

3

Thereafter, Company and ESP management began financial and legal due diligence reviews of each other’s business and organization. On June 4, 2007, the Company’s Board of Directors unanimously approved the proposed transactions between the Company and ESP. At the same time we commenced a private placement transaction, to raise a maximum $1,000,000 in gross proceeds from accredited investors, for the principal purpose of providing working capital for our company prior to the prospective merger with ESP Resources and to provide up to $700,000 of working capital for ESP Resources, both before and after the merger. On September 14, 2007, the Company, ESP Resources, Inc. and the ESP Shareholders executed and delivered an Agreement and Plan of Reorganization.

The Board of Directors of the Company considered the business and financial aspects of the Agreement and Plan of Reorganization and determined that the ESP Acquisition was in the best interests of the Company and its shareholders.

In making its determination, the Board considered the following factors:

•	The Company’s structure as a reporting public shell company whose mission since inception has been to merge with a viable business;

•	The Acquisition of ESP would provide the Company and its shareholders with the opportunity to acquire and expand the operations of a business in the specialty chemical industry;

•	The ESP business and operations was a functional platform, already generating some revenue with experienced management and prospects to expand its business.

After considering all of the above factors, the Board unanimously determined that the ESP Acquisition was in the best interests of the Company and its shareholders.

On or about June 28, 2007, we commenced a private offering of our securities to accredited investors in certain select states. We offered up to forty (40) “Units” to select accredited investors on a best effort basis. The Units are offered for a total subscription price of $25,000 per Unit to persons who qualify as “accredited investors” as such term is defined in the rules and regulations of the Securities Act. Each Unit is comprised of one unsecured convertible promissory note, accruing interest at ten (10%) per cent (the “Note” or “Notes”) and one (1) warrant to purchase 25,000 shares of our common stock. All or a portion of the principal and accrued interest on the Note, at the holder’s option, may be converted into shares of our common stock, provided that our common shares underlying the Notes are then included in a resale prospectus forming part of a registration statement declared effective by the U.S. Securities and Exchange Commission. Each warrant shall entitle the investor to purchase up to 25,000 shares of our common stock at the exercise price of $1.00 per share, anytime during the five (5) year period following issuance, provided as well that our common shares underlying the Warrants are then included in a resale prospectus forming part of a registration statement declared effective by the U.S. Securities and Exchange Commission. The number of shares into which the Notes are convertible will be equal to the quotient of the converted principal and interest divided by the average trading price of the common shares over the ten (10) trading day period immediately preceding the conversion date, less a twenty-five (25%) percent discount (the “Conversion Rate”). For example, if the average trading price of the common shares is $2.00, then after applying the 25% discount, the Conversion Rate would be $1.50 for one of our common shares. Subject to 30 days’ notice, the Notes shall be redeemed and paid in full at the earlier of either (i) two years from the date of issuance or; (ii) upon the closing of a financing transaction of at least $5,000,000 (the “Qualified Financing”). We intend to file a registration statement to register the common shares underlying both the Notes and the Warrants within a reasonable time following the closing of our merger transaction with ESP Resources, Inc., but no later than October 31, 2007.

4

(b) Plan of Operation

Management is seeking to hold a special meeting of shareholders to approve the Merger Agreement and adopt amendments to our Article of Incorporation to: (A) increase our authorized common shares from 20,000,000 to 200,000,000; (B) to insert a new provision into our Articles of Incorporation, permitting shareholder action by majority shareholder written consent, and; (C) to change our corporate name to ESP Enterprises, Inc., following consummation of the Merger Agreement.

Subsequent Events

On September 14, 2007, we signed an Agreement and Plan of Reorganization with ESP Resources, Inc., Downside Up, Inc. and the shareholders of ESP Resources, Inc. (the “Merger or Acquisition Agreement”), pursuant to the principal terms of which the ESP shareholders will exchange all of their ESP shares for our common shares, with ESP merging with our wholly-owned subsidiary and becoming the surviving corporation of such merger (the “Merger”) and our new wholly owned subsidiary. As a result of the Merger, ESP shareholders shall own approximately seventy-five (75%) percent of our outstanding, post-Merger common shares, or 18,000,000 common shares, and our shareholders approximately twenty-five (25%) percent, or 6,000,000 common shares. Upon consummation of the Merger, a “Change in Control” will take place and all of our officers and directors will resign except that Michael Cavaleri will continue to serve as a director of the company, and we will appoint the officers and directors of ESP Resources, Inc. to serve as our officers and directors.

The Merger is subject to several conditions: first, we must obtain the approval of our shareholders for: (i) the Merger as well as for amendments to our Articles of Incorporation (ii) to increase of our authorized common shares from 20,000,000 to 100,000,000, and; (iii) to change our corporate name to “ESP Enterprises, Inc.” In addition, we shall seek shareholder approval to further amend our Articles of Incorporation to insert a provision that would permit shareholder action by majority shareholder written consent. In connection with these proposals we are filing a proxy statement with the Securities and Exchange Commission to schedule a special meeting of shareholders to vote on these proposals. Some of our shareholders who own approximately 61% of the 1,230,000 currently outstanding common shares have indicated that they intend to vote in favor of all of these proposals.

We have increased our private offering maximum from the original 40 Units, or $1,000,000, to 100 Units, or $2,500,000. We have raised subscription proceeds in our private offering of $1,050,000 as of the date of this report. As disclosed in its private offering memorandum, we have loaned $700,000 to ESP Resources, Inc. on an unsecured basis until the closing of the merger transaction between us at which time the loan amount shall be forgiven. Our private placement offering was extended to October 31, 2007, unless we decide to terminate it earlier.

5

Management’s Discussion and Analysis of Financial Condition and Results of Operations - Period Ended June 30, 2007 - ESP Resources, Inc.

The discussion and analysis presented below pertain to the business of ESP Resources, Inc. Any references to “the Company” pertain to ESP Resources, Inc. unless indicated otherwise. Downside Up, Inc. did not engage in any active operations during the year. Its activities were restricted to exploring suitable merger prospects which accounted for expenses throughout the reporting period totaling $134,768. These efforts culminated in the proposed merger between the Downside Up, Inc. and ESP Resources, Inc.

Results of Operations for the Year Ended June 30, 2007 and outlook to 2008

Management had initially planned that ESP Resources, Inc. would begin operations in October 2006 and that the company would be operating during all of 2007. However, the operations for ESP did not begin until February 2007. Nevertheless, management expects to be generating revenues of approximately $300,000 per month by December 2007, from the existing client base and the addition of three new clients which we acquired in the last thirty days. The cycle time between acquisition of a new client and full implementation of the chemical sales program for the new client is anywhere from 60-120 days. The Company had sales in July, 2007 of $145,000. The target of $300,000 monthly revenues by the end of the year does not include any additional new clients which may be acquired between now and the end of 2007.

Management intends to expand its customer base and revenues, initially through acquisitions of established Operators in its marketplace which, if identified and consummated, would significantly broaden our market presence. As of the date hereof, we have no definitive agreements with any such third party operators and if we were to successfully identify and contract to acquire any such third party operator, we would project consummation of any such acquisition would occur in the first quarter of 2008. Accordingly, the total revenue for the Company in 2007 will solely be from operations of our subsidiary ESP PetroChemicals. We now project total revenues for 2007 at approximately $1.75 million.

ESP Resources Inc. is a custom formulator of oilfield petrochemicals. Our field engineers and technicians utililize base component materials and combine these base chemicals to custom formulate a product usually made up of three or more base materials in various percentages. This custom blend is specifically designed to treat the customer’s specific problem in the oil and gas well or in the pipeline or in the flowline or in the separation equipment or in the sales line to the end purchaser of the oil and gas product. This custom formulation is what provides ESP with a distinct advantage over our competition. Most of our competition uses a finished product in a field kit that their field technicians have to make “fit” to the problem and therefore obtain a low rate of treatment efficiency.

The cost-of-goods-sold reflects purchases of raw materials which are then custom blended into a proprietary product line that is unique to ESP. From February until May of this year, ESP bought the majority of our custom blended chemicals from Turf Chemicals located in McAllen, Texas. ESP supplied the chemical formulation for a specific product design and Turf manufactured the chemical product in accordance with the formulation supplied in a “toll” manufacturing capacity. Mr. Gerard Primeaux, an officer of the Company, is a 50% owner of Turf Chemicals. Notwithstanding this apparent conflict of interest relationship, the Company’s transactions with Turf Chemicals were deemed by the Board of Directors to be commercially fair to the Company at the times when they occurred.

6

In July, 2007, ESP purchased chemical blending equipment to begin manufacturing the company’s product line of proprietary custom formulated chemical blends. As of this writing, we are currently blending 80% of our product line and should increase this to 100% by September, 2007 as we establish additional relationships with all of the base chemical suppliers in the U.S.

The production and drilling chemical business in the U.S. market is dominated by three “major” suppliers: Baker Petrolite, Nalco Chemicals, and Champion Chemicals. Baker and Nalco are public companies while Champion is private. These three major suppliers account for approximately 40% of the total supply of petrochemicals in the domestic market. The remaining 60% is supplied by more than 150 independent suppliers located throughout the U.S., most of which produce yearly revenues of less than $3million per year. ESP management intends to utilize a “rollup” strategy and acquire several of these independent suppliers to increase our market share over the next several years.

For the period November 20, 2006 (date of inception) to June 30, 2007, the Company had revenues of $562,150. Revenues consisted almost entirely of sales of chemicals for use in the oil and gas industry.

Gross profits amounted to $315,792. We expect our gross margin to increase as we replace purchased materials with our proprietary custom formulated chemical blends. After deducting selling and general and administrative expenses of $332,072, the Company realized an operating loss of $16,423. Interest and miscellaneous non-operating expenses totaled $6,504. The year concluded with a net loss of $19,739 after recognition of deferred tax benefits of $3,188.

Liquidity and Capital Resources

In the absence of sufficient cash flow from operations, required working capital to finance ongoing operations was supplied primarily through a factoring arrangement on the Company’s receivables. At June 30, 2007, the deficit in working capital amounted to $142,337. Stockholders’ equity showed an impairment of $16,599. The negative cash flow from operations totaled $116,472.

Management has obtained additional working capital, subsequent to June 30, 2007, through a loan arrangement with its planned merger partner Downside-Up, Inc. Downside-Up, Inc. has engaged in a series of private placement transactions to raise capital in advance of the planned merger (see “Subsequent Events” above) and is currently negotiating with several financing sources with the goal of obtaining commitments for further investments in form of debt or equity capital, to fund future operations and the expansion of the business of ESP Resources, Inc. There can be no assurance, however, that the company will be able to identify any sources of equity or debt financing and if we do, whether such financings could be obtained on commercially acceptable terms.

The Articles of Incorporation of the Company provide that the Company may indemnify officers and/or directors of the Company for liabilities, which can include liabilities arising under the securities laws. Therefore, assets of the Company could be used or attached to satisfy any liabilities subject to such indemnification.

7

We are presently subject to all of the reporting requirements included in the Exchange Act. Included in these requirements is the duty of the Company to file audited financial statements as part of its Form 8-K to be filed with the Securities and Exchange Commission upon consummation of a merger or acquisition, as well as the Company’s audited financial statements included in its annual report on Form 10-KSB.

ITEM 3. CONTROLS AND PROCEDURES

(a) Evaluation of Disclosure Controls and Procedures.

As of the end of the period covered by this Form 10-QSB for the quarter ended July 31, 2007, an evaluation was undertaken, under the supervision and with the participation of the Company’s Chief Executive Officer/Chief Financial Officer, of the effectiveness of the design and operation of the Company’s disclosure controls and procedures pursuant to Rule 13a-15(e) of the Exchange Act; and; based upon that evaluation, the Chief Executive Officer/Chief Financial Officer has concluded that the design of the Company’s disclosure controls and procedures are effective and ensure that all material information required to be disclosed by the Company in the reports that it files or submits under the Act, are recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms; in addition, the evaluation confirmed that the Company’s disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Company in the reports that it files or submits under the Act is accumulated and communicated to Company management, including its Chief Executive Officer/ Chief Financial Officer, as appropriate to allow timely decisions regarding required disclosure.

The Company maintains a system of internal controls designed to provide reasonable assurance that: (i) the Company’s transactions are properly authorized; (ii) the Company’s assets are protected against unauthorized or improper use, and (iii) the Company’s transactions are properly recorded and reported, all to permit the preparation of complete and accurate financial statements in conformity with generally accepted accounting principles.

(b) Changes in Internal Control over Financial Reporting
Since the date of the most recent evaluation of the Company’s internal controls by Company management, including the Chief Executive Officer/Chief Financial Officer, there have not been any changes in the Company’s internal controls or other factors for the period covered by the subject Form 10-QSB that materially affected or were likely to materially affect the Company’s internal control over financial reporting.

PART II: OTHER INFORMATION

ITEM 1. LEGAL PROCEEDINGS.

No legal proceedings to which the Company is a party were pending during the reporting period, and the Company knows of no legal proceedings of a material nature, pending or threatened, or judgments entered against the Company.

8

ITEM 2. UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS

a)  Issuance of unregistered securities

During the quarter ended July 31, 2007, the Company issued the following unregistered securities:

Twenty-four (24) “Units” to 14 accredited investors and received gross subscription proceeds of $600,000, or $25,000 per Unit. Each Unit is comprised of one unsecured convertible promissory note, representing $25,000 in principal debt, accruing interest at ten (10%) per cent and one (1) warrant to purchase up to 25,000 shares of the DUI’s common stock. All or a portion of the principal and accrued interest on the Note, at the holder’s option, may be converted into shares of Company Common Stock, provided that the Common Shares underlying the Notes are then included in a resale prospectus forming part of a registration statement declared effective by the U.S. Securities and Exchange Commission. Each warrant entitles the investor to purchase up to 25,000 shares of Company common stock at the exercise price of $1.00 per share, anytime during the five (5) year period following issuance, provided as well that the Common Shares underlying the Warrants are then included in a resale prospectus forming part of a registration statement declared effective by the U.S. Securities and Exchange Commission. The number of shares into which the Notes are convertible will be equal to the quotient of the converted principal and interest divided by the average trading price of the Common Shares over the ten (10) trading day period immediately preceding the conversion date, less a twenty-five (25%) percent discount (the “Conversion Rate”). For example, if the average trading price of the Common Shares is $2.00, then after applying the 25% discount, the Conversion Rate would be $1.50 for one DUI common share. Subject to 30 days’ notice, the Notes shall be redeemed and paid in full at the earlier of either (i) two years from the date of issuance or; (ii) upon the closing of a financing transaction of at least $5,000,000 (the “Qualified Financing”). The Company intends to file a registration statement to register the Common Shares underlying both the Notes and the Warrants within a reasonable time following the closing of the merger transaction between the Company and ESP Resources, Inc., but no later than October 31, 2007.

The Company relied upon the exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), of Section 4(2) and Regulation D in connection with the issuance of the above identified securities. The Company had a pre-existing relationship with the accredited investors who subscribed to purchase the Units; and no general solicitation was involved; each investor represented in his or her subscription agreement that he or she was an accredited investor, and; investors acknowledged that the securities subscribed for and to be issued were subject to transfer and sale restrictions and would bear a restrictive legend, disclosing that any transfer or other disposition could only be made in compliance with the registration requirements of the Securities Act or pursuant to exemptions therefrom.

ITEM 3. DEFAULTS UPON SENIOR SECURITIES.

None.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

We are filing a proxy statement with the Securities and Exchange Commission to schedule a special meeting of shareholders to vote on the following proposals: (A) to approve the proposed merger with ESP Resources, Inc., and to adopt amendments to our Articles of Incorporation (i) to increase of our authorized common shares from 20,000,000 to 100,000,000; (ii) to insert a new provision that would permit shareholder action by majority shareholder written consent, and; (iii) to change our corporate name to “ESP Enterprises, Inc.”

9

ITEM 5. OTHER INFORMATION.

ITEM 6. EXHIBITS

(a) Exhibits

3.1	Articles of Incorporation of the Registrant, as amended*

3.2	By-laws of the Registrant, as amended*

10.1	Agreement and Plan of Reorganization, dated September 14, 2007 +

31.1	Section 302 Certification of Michael Cavaleri, Chief Executive Officer, President and Chief Accounting/Financial Officer

31.2	Section 302 Certification of Angelo Duca, Vice President

32.1	Section 906 Certification of Michael Cavaleri, Chief Executive Officer, President and Chief Accounting/Financial Officer

32.2	Section 906 Certification of Angelo Duca, Vice President

*	Previously filed as an exhibit to the Company’s Form 10-SB filed with the Commission on June 28, 2002

+	Previously filed as an exhibit to the Company’s Form 8-K filed with the Commission on September 19, 2007

10

Signatures

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Downside Up, Inc.

Date: September 24, 2007	/s/ Michael J. Cavaleri
Michael J. Cavaleri, President,
Chief Fianancial Officer and Chief Accounting Officer

/s/ Angelo Luca
Angelo Luca, Vice President

Exhibit G

ESP RESOURCES, INC. AUDITED FINANCIAL STATEMENTS
FROM INCEPTION TO JUNE 30, 2007
ESP RESOURCES, INC.

CONSOLIDATED FINANCIAL STATEMENTS

For the Period From November 20, 2006 (Date of Inception)
Through June 30, 2007

WRIGHT, MOORE, DEHART, DUPUIS Sc HUTCHINSON, L.L.C.
Certified Public Accountants
100 Petroleum Drive, 10505
110. Box 80569 • Lafayette, Lit/1st:Ina 7059S-0569
(337) 232-3637 • FAX (.337) 235-5557
louttclonddh.coln

JOHN W WRIGHT, CPA
JANIES H. DUPL'15, CPA, CFI'
JAN H. COWEN. CPA •
LANCE L. CRAPPELL. CPA •
PAT BAIIA.M DOUGHT, CPA •
MICAH R. WOW:E. CPA •
TRAVIS M. BRL\SKO, CPA •
RICK L. STUTF_S CPA. CVA ARV. APA •
INDEPENDENT AUDITORS' REPORT ON SUPPLEMENTARY INFORMATION

• A PROFESSIONAL CORPORATION
To the Stockholders ESP Resources, Inc. And Subsidiary Lafayette. Louisiana

JOE D. HUTCHLNSO.N. CPA • M. TROY MCX)RE. CPA • + MICHAEL G. DEHART. CPA. CVA. MBA

+RETIRED

WNIDDR
Our report on our audit of the basic financial statements of ESP Resources. Inc. and Subsidiary as of June 30. 2007 appears on page two. The audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary schedule is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such intimation has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

KRIFTIE C. BOUDREAUX, CPA
SHIP F. COM EAUX. CPA. MBA
ROBERT T. DEC/JAIME. II, CPA
CHRISTINE R. DL7`.:N. CPA
DANT P FALLOUT. CPA
MARY PATRICIA INTELEY. Cl'A
KYLE L ROBICHEAUX. CPA
DAM IAN H. SPIESS. CPA. CEP
ROBIN G. STOCKTON. CPA
BRIDGET B. TILLEY, CPA, MT
PATRICK E. WAGUESPACK. CPA
WRIGHT, MOORE. DEHART. DUPUIS & HUTCHINSON. L.L.C. Certified Public Accountants

July 12. 2007

CIRCE-EAR 230 DISCLOSURE - Ti. cni.ure compliance ..2 the recent', iPincd Trea,ury Circular 230 Notice. unlem. otherai,e indicated. am; tax ad,i,e contained in this communication. or Attachment. thereto, w.. mit intruded or written to be rued. and cannot Iv turd, for the purpose of Ii) aioiding tax.related pertain, under the Internal Revenue Code, or Iii/ promoting, marketing, in recommending any tas.related matter addrerred herein.

ESP RESOURCES, INC. AND SUBSIDIARY

INDEPENDENT AUDITORS' REPORT

FINANCIAL STATEMENTS
Consolidated Balance Sheet	3
Consolidated Statement of Operations	4
Consolidated Statement of Changes in Stockholders' Deficit	5
Consolidated Statement of Cash Flows	6-7
8-15
Notes to Consolidated Financial Statements

SUPPLEMENTARY INFORMATION
16
Independent Auditors- Report on Supplementary Information	17
Consolidated Schedule of General and Administrative Expenses

ESP RESOURCES, INC.
WRIGHT, MOORE,		DEHART,
DUPUIS & HUTCHINSON, L.L.C.
Certified Public Accountant".
100 Perroleum Drivc. 1050S
P. O. [lox 80569 • Lalavettc. Loui!tant 712598-0569
1337/ 2 52, 30i • FAX 1337/ 235-8557
ddh. • m

JOHN W. WRIGHT. CPA
JAMES H. nuPuis. CPA, CET '
JAN H. COWEN. CPA •
LANCE E. CRAPPLEL, CPA •
PAT BAHAM IIOUGHT. CPA '
NEICAll R. VIM INE, CPA '
TRAVIS M. BRINSKO. CPA •
RICK L. STOLES CPA, CVA ABV, APA •
INDEPENDENT AUDITORS` REPORT

To the Stockholders ESP Resources, Inc. And Subsidiary 1.alayette. Louisiana
• A PROFESSIONAL CORPORATION

JOE P. HUTCHINSON. CPA • M. TROY MOORE, CPA • + NUCHAEL CL DEHART, CPA, CVA. MBA •
We have audited the accompanying Consolidated Balance Sheet of ESP Resources, Inc. and Subsidiary as (Clime 30. 2007 and the related Consolidated Statements of Operations, Retained Earnings and Cash Flows for the period from November 20. 2006 (date of inception) through June 30, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

', R E TIR E D
WMDDH
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis. evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

KRESTLE C. IIOL'DREACX. CPA
SHIP E COMEM X. CPA, MBA
ROBERT T. PUCHARME, II. CPA
CHRISTEN!: R. DUNN, CPA
DANE P FALGt WT. CPA
MARY PATRICIA KEELEY. CPA
KVLE L. ROBICIIEAUX, CPA
DAMLAN H. SPIESS. CPA. CEP
ROBIN G. STOCKTON. crA
BRIDGET R. Ttan; CPA. MT
PATRICK E. WADUESPACK. CPA

In our opinion, the financial statements referred to above present fairly. in all material respects, the financial position of ESP Resources. Inc. and Subsidiary as of June 30, 2007, and the results of its operations and its cash flows for the period from November 20. 2006 (date of inception) through June 30. 2007 in conformity with accounting principles generally accepted in the United States of America.

WRIGHT. MOORE. DEHART,
DUPUIS & HUTCHINSON, L.L.C.
Certified Public Accountants

July 12, 2007

CIRCULAR 230 DISCLOSURE -To crttun compl (o with the recerdiv I LS. Treasury Circuldr 230 Notice, ■011,,s othemide es-reedy ;ndir med. dos- tat. At ice contained ;n 1,11S C,1uni‘ation. or ottaehinent, thereto, pa. not Intendi'dor written to be "seri, and cannottoed. for the purpose Ii) avoiding idsocIded penalties under the Internrd Revenue Code. or tiit promoting, marketing, reconooeorlive ore treorelared reetrer addreroed

ESP RESOURCES, INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEET
JUNE 30, 2007

ASSETS

CURRENT ASSETS
Cash	7.924
Accounts Receivable	328.691
Accrued Revenue	321?
Inventory	50.121
Prepaid Expenses	30.559
Due from Officers	1.000
Total Current Assets	421.507
PROPERTY AND EQUIPMENT
Machinery and Equipment	87.398
Automobiles and Trailers	266.596
Total	353.994
Less: Accumulated Depreciation	(28.537)
Net Property and Equipment	325,457
OTHER ASSETS
Deposits	3.503
Deferred Income Taxes	3,188
Total Other Assets	6.691
TOTAL ASSETS	753.655

The Accompanying Notes are an Integral Part of This Statement.

CIRCULAR 230 DISCLOSURE -To crttun compl(o with the recerdiv I LS. Treasury Circuldr 230 Notice, 011,,s othemide es-reedy ;ndir med. dos- tat. At ice contained ;n 1,11S C5,1uni‘ation. or ottaehinent, thereto, pa. not Intendi'dor written to be "seri, and cannottoed. for the purpose Ii) avoiding idsocIded penalties under the Internrd Revenue Code. or tiit promoting, marketing, reconooeorlive ore treorelared reetrer addreroed

3

ESP RESOURCES, INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEET
JUNE 30, 2007

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Technical Overdraft	9,048
Accounts Payable	197.354
Factoring Payable	144,777
Accrued Expenses	17,790
Payroll Taxes Payable	6,866
Sales Tax Payable	11,573
Due to Related Company	67.400
Due to Stockholders'	34.042
Notes Payable	18.480
Current Maturities of Long-Term Debt	56.564
Total Current Liabilities	563,844
LONG-TERM LIABILITIES
Long-Term Debt (Less Current Maturities)	206.410
Total Liabilities	770.254
STOCKHOLDERS' DEFICIT
Common Stock	2,940
Additional Paid-In Capital	200
Retained Deficit	(19.739)
Total Stockholders' Deficit	(16,599)
TOTAL LIABILITIES AND
STOCKHOLDERS' DEFICIT	753,655

The Accompanying Notes are an Integral Part of This Statement.

4

ESP RESOURCES, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENT OF OPERATIONS
For the Period From November 20, 2006 (Date of Inception) Through June 30, 2007

REVENUES		$562,150
DIRECT COSTS
Materials	$230.070
Contract Labor	360
Freight	14,533
Other	1.395
Total Direct Costs		246,358
GROSS PROFIT		315.792
ADMINISTRATIVE EXPENSES
General and Administrative (Scheduled)	303,678
Depreciation	28.537
Total Administrative Expenses		332.715
LOSS FROM OPERATIONS		(16,423)
OTHER INCOME (EXPENSES)
Interest Expense	(4.696)
Miscellaneous Expense	(1,808)
Total Other Income (Expenses)		(6,504)
NET LOSS BEFORE PROVISION FOR INCOME TAXES		(22,927)
PROVISION FOR INCOME TAXES (BENEFIT)
Current
Deferred	(3.188)
Total Provision for Income Taxes (I3enelit)		(3.188)
NET LOSS		(19,739)

The Accompanying Notes are an Integral Part of This Statement.

5

ESP RESOURCES, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT
For the Period From November 20, 2006 (Date of Inception) Through June 30, 2007

BALANCE - NOVEMER 20, 2006	Common Stock	Paid-In Capital	Retained Deficit	Total
	$	$		$
SHARES ISSUED	2.940	200		3,140
NET LOSS			(19,739)	(19,739)
BALANCE - JUNE 30, 2007	2.940	200	(19.739)$	(16.599)

The Accompanying Notes are an Integral Part of This Statement.

6

ESP RESOURCES, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENT OF CASH FLOWS
For the Period From November 20, 2006 (Date of Inception) Through June 30. 2007

CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss	(19.739)
Adjustments to Reconcile Net Loss to
Net Cash Used In Operating Activities:
Depreciation	28.537
Deferred Income Taxes	(3.188)
Change in Assets and Liabilities:
Accounts Receivable	(328,691)
Accrued Revenue	(3.212)
Inventory	(45,696)
Prepaid Expenses	17.439
Due From Officers	(1.000)
Deposits	(3.503)
Technical Overdraft	9,048
Accounts Payable	197,354
Accrued Expenses	17.790
Payroll Taxes Payable	6,866
Sales Taxes Payable	1 L523
Total Adjustments	(96.733)
Net Cash Used In Operating Activities	(116.472)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Property and Equipment	(17.341)
Net Cash Used In Investing Activities	(17,341)

CASH FLOWS FROM FINANCING ACTIVITIES
Net Proceeds From Factoring	144.777
Proceeds From Related Entities	7,179
Proceeds From Stockholder Loans	34.042
Principal Payments on Notes Payable	(29,518)
Principal Payments on Lon[g]-Term Debt	(17.883)
Issuance of Common Stock	2,940
Additional Paid-In Capital	200
Net Cash Provided By Financing Activities	141,737

The Accompanying Notes are an Integral Part of This Statement.

7

ESP RESOURCES, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENT OF CASH FLOWS - continued
For the Period From November 20, 2006 (Date of Inception) Through June 30, 2007

NET INCREASE IN CASH	7.924
CASH AT BEGINNING OF YEAR
7.924
CASH AT END OF YEAR

The Accompanying Notes are an Integral Part of This Statement.

8

ESP RESOURCES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Period from November 20, 2006 (Date of Inception) Through June 30, 2007

(A)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business- ESP Resources, Inc. (the Company) was incorporated in the State of Delaware in November 2006. ESP Resources, Inc. was formed as a holding company for its wholly owned subsidiary, ESP Petrochemicals. Inc.

On June 15. 2007. the Company acquired all of the stock of ESP Petrochemicals. Inc., which was incorporated in the State of Louisiana in November 2006. ESP Petrochemicals. Inc. sells chemicals for use in the oil and gas industry to customers primarily located in the Gulf of Mexico and gulf states region.

The financial statements for the period ended June 30. 2007 include the activity of this subsidiary. All significant intercompany balances and transactions have been eliminated.

Income Taxes — Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of accrued taxes plus deferred taxes primarily related to differences between the depreciation expenses for financial and tax reporting. The deferred taxes represent the future tax return consequences of those differences. which will either be taxable or deductible when the assets and liabilities are recovered or settled.

Property and Equipment - Property and equipment of the Company is stated at cost. Expenditures for property and equipment which substantially increase the useful lives of existing assets are capitalized at cost and depreciated. Routine expenditures for repairs and maintenance are expensed as incurred.

Depreciation is provided principally on the straight-line method over the estimated useful lives of the assets for financial reporting purposes. For income tax purposes. depreciation is computed by use of the Modified Accelerated Cost Recovery System (MACRS).

Cash and Cash Equivalents - The Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents. The Company had no cash equivalents at June 30. 2007.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

9

ESP RESOURCES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Period from November 20, 2006 (Date of Inception) Through June 30, 2007

(A)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

Accounts Receivable - Management has elected to record bad debts using the direct write-off method. Generally accepted accounting principles require that the allowance method be used to reflect bad debts. However, the effect of the use of the direct write-off method is not materially different from the results that would have been obtained had the allowance method been followed.

The Company generally does not require collateral, and the majority of its trade receivables arc unsecured. The carrying amount for accounts receivable approximates fair value.

On February 2, 2007, the Company entered into a combined account factoring and security aareement with Midsouth Bank. which was renewed on June 20. 2007 and expires April 30. 2008. Under the terms of the agreement the Company may obtain advances up to 87 percent of eligible accounts receivable, subject to a three percent factoring fee, and ten percent held in a reserve account, which is released to the Company upon payment of the receivable. The factoring agreement is subject to a revolving line of credit master note, which limits borrowing to $190,000. The line of credit is payable upon demand. or if no demand is paid. with monthly payments of interest at 12 percent. All outstanding principle plus accrued unpaid interest is due on April 30, 2008. The payment terms of the line of credit will not be enforced while the factoring agreement is in effect. The line of credit is secured by all inventory. accounts. and equipment of the Company and a commercial guarantee of a Company stockholder. The total borrowings under the factoring agreement at June 30. 2007 were $160.754 with $15,977 held in reserve. resulting in a net factoring payable of $144,777 as of June 30, 2007.

Inventory - Inventory is based on a physical count and represents chemicals and other items valued at the lower of cost or market with cost determined using the first-in first-out method, and with market defined as the lower of replacement cost or realizable value.

Advertising - Advertising costs are charged to operations when incurred. Advertising expense for the period from November 20. 2006 (date of inception) through June 30, 2007 was $762.

(B)	NOTES PAYABLE

Notes payable consisted of the following as of June 30, 2007:

Insurance Premium Finance Agreement dated December 2006 bearing interest at nine percent per annum, payable in monthly installments of $4,090 through September 2007.	12.050

Insurance Premium Finance Agreement dated February 2007 bearing interest at nine percent per annum, payable in monthly installments of $1,373 through September 2007.	4.034

Insurance Premium Finance Agreement dated March 2007 bearing interest at nine percent per annum, payable in monthly installments of $831 through September 2007.	2.396

Total notes payable	$18.480

10

ESP RESOURCES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Period from November 20, 2006 (Date of Inception) Through June 30, 2007

(C)	LONG-TERM DEBT

Long-term debt consisted of the following as of June 30. 2007:

Note payable to Midsouth Bank dated May 2007. The note bears interest at 12.00 percent per annum and is payable in monthly installments of $194. maturing May 2012. The note is secured by equipment and deposit accounts.	8.585

Note payable to Midsouth Bank dated February 2007. The note bears interest at 12.00 percent per annum and is payable in monthly installments of $194. maturing February 2012. The note is secured by equipment and deposit accounts.	7,188

Note payable to FMC dated January 2007. The note bears interest at 2.90 percent per annum and is payable in monthly installments of $945. maturing February 2012. The note is secured by a vehicle.	49,454

Note payable to FMC dated January 2007. The note bears interest at 2.90 percent per annum and is payable in monthly installments of $902 maturing February 2012. The note is secured by a vehicle.	47.244

Note payable to FMC dated January 2007. The note bears interest at 2.90 percent per annum and is payable in monthly installments of $902 maturing February 2012. The note is secured by a vehicle.	47.244

Note payable to FMC dated January 2007. The note bears interest at 2.90 percent per annum and is payable in monthly installments of $925 maturing February 2012. The note is secured by a vehicle.	48,439

Note assumed with yehcile purchase. payable to FMC dated December 2006. The note bears interest at 9.90 percent per annum and is payable in installments of $724 maturing December 2011. The notes is secured by a vehicle (see Note E below)	31,515

Note assumed with vehicle purchase. payable to St. Martin Bank dated December 2005. The note bears interest at 7.10 percent per annum and is payable in installments of $852 maturing December 2009. The note is secured by a vehicle (see Note E below).	23,305

Total	262.974

Less Current Maturities	(56.564)

Total Long-Term Debt	$206.410

11

ESP RESOURCES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Period from November 20, 2006 (Date of Inception) Through June 30, 2007

(C)	LONG-TERM DEBT - continued

Maturities of long-term debt are as follows:

2008	56.564
2009	59,081
2010	56,715
2011	54.169
2012	36.445
Total	262,974

(D)	OPERATING LEASE

In March 2007, the company entered into a one-year lease for its facilities, expiring March 2008. in the amount of $3.117 per month. Rent expense related to this lease for the period from November 20, 2006 (date of inception) through June 30. 2007 was $18,396.

In March 2007, the company entered into a month-to-month lease for a forklift in the amount of $1,409 per month.

In February 2007, the company entered into a lease for various chemical tanks with lease terms varying from six months to one year. Rental fees under this lease are determined on a per day basis in amounts of $1.65 per day or $1.75 per day depending upon the model of tank rented.

(E)	RELATED PARTY TRANSACTIONS

At June 30, 2007 the Company had a balance due to a stockholder in the amount of $33,942 which was used to fund the initial operations of the Company.

At June 30. 2007 the Company had balance due to a stockholder in the amount of $100 which was used to fund the initial operations of the Company.

At June 30. 2007 the Company had a balance due from officers in the amount of $1.000 related to the initial sale of subsidiary stock.

At June 30. 2007 the Company had an account receivable balance due from a related company in the amount of $94.027. Sales to this related company amounted to $142.187 for the period from November 20. 2007 (date of inception) through June 30, 2007.

12

ESP RESOURCES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Period from November 20, 2006 (Date of Inception) Through June 30, 2007

(E)	RELATED PARTY TRANSACTIONS - continued

At June 30, 2007 the Company had an account payable balance due to a related company in the amount of $140,605. Purchases from this related company amounted to $230,317 for the period from November 20. 2006 (date of inception) through June 30. 2007.

During the period from November 20, 2006 (date of inception) through June 30. 2007, the Company purchased equipment, automobiles and inventory from a related company. As part of this transaction. the Company assumed two notes payable in the amount of $54,820 and has a balance due to the related company of $67,400 as ofJune 30. 2007.

(F)	COMMON AND PREFERED STOCK

Common and preferred stock consisted of the following at June 30. 2007:
Class A Common - $0.001 par value:
100.000.000 shares authorized 29,400,000 issued and outstanding	2,940

Class B Common - $0.001 par value; 10 votes per share, 5,000,000 shares authorized

Class A Preferred - $0.001 par value; 20,000.000 shares authorized

Total	2,940

(G)	CONCENTRATIONS

The company has three major customers that together account for 64% of accounts receivable at June 30. 2007 and 69% of the total revenues earned for the period then ended, as follows:

Customer A	15% of accounts receivable	32% of total revenues
Customer B	29% of accounts receivable	25% of total revenues
Customer C	20% of accounts receivable	12% of total revenues

13

ESP RESOURCES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Period from November 20, 2006 (Date of Inception) Through June 30, 2007

(H)	CASH FLOW DISCLOSURES

Cash Paid During the Year For:
interest	$4.696
Taxes

Non-cash investing and financing activities:
During the period from November 20. 2006 (date of inception) through June 30. 2007, the Company purchased assets in the amount of $280.857 financed directly by the seller.

During the period from November 20. 2006 (date of inception) through June 30, 2007. the Company purchased assets in the amount of S55,796 and inventory in the amount of $4,425 which is included in the due to a related party account balance (see Note E above).

During the period from November 20. 2006 (date of inception) through June 30. 2007. the Company acquired insurance policies with total premiums of 557.465. The Company financed $47.998 of these policies through notes payable (see Note B above).

(I)	INCOME TAXES

The components of Income Tax Expense (Benefit) at June 30. 2007 are as follows:

Current Tax Expense		$-
Deferred Tax Benefit		(3.188)

Total	$	(3,188)

The company's effective income tax rate is lower than what would he expected if the federal statutory rate were applied to income before the provision for income taxes because of timing differences in depreciation expense allowed for income tax purposes as opposed to depreciation expense allowed for financial reporting purposes and the effect of net operating loss carryforwards.

The components of the Deferred Income Taxes asset at June 30, 2007 are as follows:

Deferred Tax Asset	$6.321
Deferred Tax Liability	(3.133)
Total Deferred Income Taxes	$3,188

14

ESP RESOURCES, INC. AND SUBSIDIARY

Temporary differences giving rise to the deferred tax liability consist primarily of the excess depreciation for tax purposes over the amount for financial reporting purposes. The deferred tax asset is due to net operating loss carryforwards that expire in the year ending 2027.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Period from NOVCM her 20, 2006 (Date of Inception) Through June 30, 2007

(I)	INCOME TAXES - continued

The components of the Deferred Income Taxes asset at June 30, 2007 are attributable to each of the companies as follows:

ESP Petrochemicals. Inc.	$1,901
ESP Resources, Inc.	1.287
Total

(J)	COMMITMENTS

On June 4. 2007, the Company signed a letter of intent whereby it would be a party to a reverse merger transaction. The transaction will involve the Company acquiring a seventy-five percent (75%) interest in a third-party public corporation and transferring all of its interest in its wholly owned subsidiary to the third-party public corporation. The proposed transaction is contingent upon several approvals and conditions precedent. There is no definitive date for execution of the transaction listed in the letter of intent. Management feels certain that this transaction will close in the third quarter of 2007.
15

Exhibit H

COLORADO LAW: SHAREHOLDER’S RIGHT TO DISSENT STATUTES
ARTICLES 101 TO 117